As filed with the U.S. Securities and Exchange Commission on October 25, 2016

Registration No. 333-213670

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No. 1	[ ]

Post-Effective Amendment No. __	[ ]
(Check appropriate box or boxes)

TRUST FOR ADVISOR SOLUTIONS
(Exact Name of Registrant as Specified in Charter)

615 East Michigan Street
Milwaukee, Wisconsin 53202
(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (414) 765-4850

Gregory C. Bakken, President
Trust for Advisor Solutions
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI  53202
 (Name and Address of Agent for Service)

WITH A COPY TO:

Joshua B. Deringer, Esq.
Drinker Biddle & Reath LLP
One Logan Square, Ste. 2000
Philadelphia, PA 19103-6996

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933, as amended (the “Securities Act”).

The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment that specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

No filing fee is required because of reliance on Section 24(f) of the Investment Company Act of 1940, as amended.

Title of Securities Being Registered:	Shares of beneficial interest, $0.001 par value per share, of Class H of the Hatteras Long/Short Equity Fund.

PROXY STATEMENT/PROSPECTUS

FOR THE REORGANIZATION OF

Long/Short Equity Portfolio
 (a series of Underlying Funds Trust)

INTO

Hatteras Long/Short Equity Fund
 (a series of Trust for Advisor Solutions)

____________________________________

October 25, 2016

TRUST FOR ADVISOR SOLUTIONS Hatteras Long/Short Equity Fund

c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI  53202

October 25, 2016

Dear Shareholder,

You are receiving this letter and the accompanying notice and Proxy Statement/Prospectus because of your investment in the Hatteras Long/Short Equity Fund (the “Acquiring Fund”), a series of Trust for Advisor Solutions (the “TAS Trust”). The Acquiring Fund is advised by Hatteras Funds, LP (“Hatteras Funds” or the “Advisor”) and operates using a fund-of-funds structure in which substantially all of the assets of the Acquiring Fund are invested in the Long/Short Equity Portfolio (the “Target Portfolio”), a series of the Underlying Funds Trust, a Delaware statutory trust (the “UFT Trust”).  The Target Portfolio is also advised by Hatteras Funds and sub-advised by multiple sub-advisors.

At a special meeting of the Board of Trustees (the “Board”) of each of the TAS Trust and UFT Trust on April 22, 2015, each Board approved the reorganization of the Target Portfolio into the Acquiring Fund (the “Reorganization”). The Reorganization will result in the Acquiring Fund implementing its investment objective by investing directly in the types of securities and other investments in which the Target Portfolio currently invests, rather than investing in the Target Portfolio using the fund-of-funds structure.

Upon completion of the Reorganization, Hatteras Funds will continue to serve as investment advisor to the Acquiring Fund, and the sub-advisors to the Target Portfolio will serve as sub-advisors to the Acquiring Fund. Additionally, upon completion of the Reorganization, you will continue to be a shareholder of the Acquiring Fund. However, the Acquiring Fund will no longer be a shareholder of the Target Portfolio, but rather will invest directly in the types of securities and other investments in which the Target Portfolio currently invests.

Shareholder approval of the Reorganization is not required. The Reorganization is contingent on shareholders of the Acquiring Fund approving a proposed change to the Acquiring Fund’s management fee. Presently, shareholders of the Acquiring Fund indirectly pay Hatteras Funds an annual management fee of 1.75% that is assessed on the net assets of the Target Portfolio as part of the fund-of-funds structure.  However, the Reorganization will result in the Acquiring Fund making investments directly, rather than using the fund-of-funds structure. Consequently, shareholders of the Acquiring Fund are being asked to implement the 1.75% management fee on the net assets of the Acquiring Fund (the “New Management Fee”) in lieu of the fee that was previously assessed on the net assets of the Target Portfolio. The New Management Fee will not change the management fees ultimately paid by Acquiring Fund shareholders to Hatteras Funds, only the fund directly paying the annual management fee.

The Reorganization is also contingent on shareholders of the Acquiring Fund approving a “manager of managers” arrangement for the Acquiring Fund to provide the Advisor and the TAS Trust Board with the same degree of flexibility in managing the Acquiring Fund’s sub-advisors as the Advisor and the UFT Trust Board currently have in managing the Target Portfolio. The SEC has already granted the Acquiring Fund and the Advisor Manager of Managers exemptive relief. The  “manager of managers” arrangement would permit the Advisor to enter into and materially amend sub-advisory agreements with any unaffiliated sub-advisors or wholly-owned subsidiaries of the Advisor retained by the Advisor with respect to the Acquiring Fund to sub-advise all or a portion of the Acquiring Fund’s assets without obtaining shareholder approval, if the TAS Trust Board concludes that such arrangements would be in the best interests of the shareholders of the Acquiring Fund (the “Manager of Managers Arrangement”). The Target Portfolio is currently managed pursuant to a Manager of Managers Arrangement, and Acquiring Fund shareholders are being asked to continue such arrangement for the Acquiring Fund. The Manager of Managers Arrangement will not change the management fees ultimately charged to and paid by Acquiring Fund shareholders because sub-advisors are paid by the Advisor and not by the Acquiring Fund.

For the reasons discussed in this letter and in the enclosed Proxy Statement/Prospectus and based on the recommendation of Hatteras Funds, the Board of the TAS Trust has approved the New Management Fee and Manager of Managers Arrangement and the Board of each of the TAS Trust and UFT Trust have approved the Reorganization, subject to the approval of the Acquiring Fund’s shareholders of the New Management Fee and Manager of Managers Arrangement. Therefore, a special meeting of shareholders of the Acquiring Fund (the “Special Meeting”) will be held on December 7, 2016, at the offices of U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202 at 10:00 a.m. Central time so that Acquiring Fund shareholders may consider the proposed New Management Fee and Manager of Managers Arrangement.

If shareholders of the Acquiring Fund approve the New Management Fee, the Manager of Managers Arrangement and all other closing conditions are met, the Reorganization will take effect on or about December 9, 2016, or such other date as the parties may agree. Upon the completion of the Reorganization, each shareholder of the Target Portfolio will receive a number of full and fractional Class H shares of the Acquiring Fund equal in aggregate net asset value at the time of the exchange to the aggregate net asset value of such shareholder’s shares of the Target Portfolio, as follows:

PROPOSED REORGANIZATION
Target Portfolio:	à	Acquiring Fund:

Underlying Funds Trust		Trust for Advisor Solutions
Long/Short Equity Portfolio	à	Hatteras Long/Short Equity Fund, Class H

Because the Acquiring Fund is a shareholder of the Target Portfolio, the Class H shares of the Acquiring Fund distributed by the Target Portfolio to the Acquiring Fund will effectively be cancelled upon receipt by the Acquiring Fund. Class H shares distributed to Target Portfolio shareholders other than the Acquiring Fund will remain outstanding, and following the Reorganization, Class H shares of the Acquiring Fund will continue to be available for purchase by other registered investment companies or mutual funds advised by the Advisor or one of its affiliates.

Upon the closing of the Reorganization, the Target Portfolio subsequently would be terminated. The Reorganization will not result in the recognition of gain or loss by the Target Portfolio or its shareholders for federal income tax purposes. No sales loads, commissions or other similar fees would be charged to Target Portfolio shareholders in connection with the Reorganization.

More information about the Reorganization, the New Management Fee, the Manager of Managers Arrangement and the Acquiring Fund is contained in the enclosed Proxy Statement/Prospectus. You should review the Proxy Statement/Prospectus carefully and retain it for future reference. If the Reorganization is not ultimately consummated, the Acquiring Fund will remain a shareholder of the Target Portfolio, and the 1.75% management fee will continue to be charged to and paid by the Target Portfolio, rather than the Acquiring Fund.

Shareholders of record of the Acquiring Fund as of the close of business on September 9, 2016, the record date (“Record Date”), are entitled to vote on the New Management Fee proposal and Manager of Managers Arrangement proposal at the Special Meeting and at any adjournment or postponement thereof.

While you are, of course, welcome to join us at the Special Meeting, we urge you to vote by phone, on the internet or by mail today so that the maximum number of shares may be voted. You may revoke your proxy before it is exercised at the Special Meeting, as described in the Proxy Statement/Prospectus.

Whether or not you are planning to attend the Special Meeting, we need your vote. Your vote is important no matter how many shares you own. In the event that insufficient votes are received from shareholders, the Special Meeting may be adjourned to permit further solicitation of proxies. Please vote by phone, on the internet or by mail today. Instructions on how to vote are included on the enclosed proxy card.

Thank you for taking the time to consider these important proposals and for your continuing investment.

Sincerely,

_____________________________
Gregory C. Bakken
President
Trust for Advisor Solutions

TRUST FOR ADVISOR SOLUTIONS Hatteras Long/Short Equity Fund

c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI  53202

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD December 7, 2016

NOTICE IS HEREBY GIVEN that a SPECIAL MEETING OF SHAREHOLDERS (the “Special Meeting”) of the Hatteras Long/Short Equity Fund (the “Fund”), a series of Trust for Advisor Solutions, will be held on December 7, 2016, at 10:00 a.m., Central time, at 615 East Michigan Street, Milwaukee, WI  53202, to consider and vote on certain proposals, described below:

Proposal 1:  To approve, on behalf of the Hatteras Long/Short Equity Fund, an amendment to the Fund’s advisory agreement to implement an annual management fee of 1.75% of the Fund’s average daily net assets that reflects that the Fund will no longer operate using a fund-of-funds structure; and

Proposal 2:  To approve, on behalf of the Hatteras Long/Short Equity Fund, a “manager of managers” arrangement that would grant the Advisor greater flexibility with respect to the use of sub-advisors.

Shareholders of record of the Fund as of the close of business on September 9, 2016, the record date for this Special Meeting, are entitled to notice of, and to vote at, the Special Meeting and at any adjournments or postponements thereof.

By order of the Board of Trustees of the Trust for Advisor Solutions,

_____________________________
 Gregory C. Bakken
President
Trust for Advisor Solutions
October 25, 2016

 IMPORTANT — Please read the accompanying Proxy Statement. Your vote is very important to us regardless of the number of shares you hold. Shareholders who do not expect to attend the Special Meeting are requested to complete, sign and promptly return the enclosed proxy card so that a quorum will be present and a maximum number of shares may be voted. In the alternative, please call the toll-free number on your proxy card to vote by telephone or go to the website shown on your proxy card to vote over the internet. Proxies may be revoked prior to the Special Meeting by giving written notice of such revocation to the Secretary of Trust for Advisor Solutions prior to the Special Meeting, delivering a subsequently dated proxy card by any of the methods described above, or by voting in person at the Special Meeting.

TRUST FOR ADVISOR SOLUTIONS Hatteras Long/Short Equity Fund

c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI  53202

QUESTIONS AND ANSWERS

The following is a summary of more complete information appearing later in the attached Proxy Statement/Prospectus (the “Proxy Statement”) or incorporated by reference herein. You should read carefully the entire Proxy Statement, including the Agreement and Plan of Reorganization, which is attached as Appendix A, because it contains details that are not in the Questions and Answers.

YOUR VOTE IS VERY IMPORTANT!

Question: What is this document and why did you send it to me?

Answer: The attached document is (i) a proxy statement for the Hatteras Long/Short Equity Fund (the “Long/Short Equity Fund,” the “Acquiring Fund” or “Fund”), a series of the Trust for Advisor Solutions, a Delaware statutory trust (the “TAS Trust”), and (ii) a preliminary prospectus for the Class H shares of the Acquiring Fund. The purpose of the Proxy Statement is to solicit votes from shareholders of the Acquiring Fund to approve, on behalf of the Fund, (a) an amendment to the Fund’s advisory agreement to implement an annual management fee of 1.75% of the Fund’s average daily net assets that reflects that the Acquiring Fund will no longer operate using a fund-of-funds structure and (b) a “manager of managers” arrangement that would grant the Advisor the same flexibility with respect to the use of sub-advisors as it currently has for the Target Portfolio (each a “Proposal”). The SEC has already granted the Acquiring Fund and the Advisor Manager of Managers exemptive relief.

The Acquiring Fund currently operates using a fund-of-funds structure in which substantially all of the assets of the Acquiring Fund are invested in a corresponding series of the Underlying Funds Trust, a Delaware statutory trust (the “UFT Trust”), the series of which includes, among others, the Long/Short Equity Portfolio (the “Target Portfolio” or “Portfolio”).  The Board of Trustees of each of the TAS Trust and UFT Trust have approved an Agreement and Plan of Reorganization (the “Plan”) pursuant to which the Target Portfolio is expected to be reorganized into the Acquiring Fund (the “Reorganization”). The Reorganization will result in the Acquiring Fund implementing its investment objective by investing directly in the types of securities and other investments in which the Target Portfolio currently invests, rather than investing in the Target Portfolio using the fund-of-funds structure.

The consummation of the Reorganization is contingent on shareholders of the Acquiring Fund approving Proposal 1 to implement an annual management fee for the Acquiring Fund. Presently, shareholders of the Acquiring Fund indirectly pay Hatteras Funds, LP (“Hatteras Funds”), the investment advisor to the Acquiring Fund and Target Portfolio, an annual management fee of 1.75% that is assessed on the average daily net assets of the Target Portfolio as part of the fund-of-funds structure.  However, the Reorganization will result in the Acquiring Fund making investments directly, rather than using the fund-of-funds structure. Consequently, shareholders of the Acquiring Fund are being asked to implement the 1.75% management fee on the net assets of the Acquiring Fund (the “New Management Fee”) in lieu of the fee that was previously assessed on the net assets of the Target Portfolio. The New Management Fee will not change the management fees ultimately charged to and paid by Acquiring Fund shareholders to Hatteras Funds, only the fund directly paying the management fee.

The consummation of the Reorganization is also contingent on shareholders of the Acquiring Fund approving a “manager of managers” arrangement for the Acquiring Fund to provide the Advisor and the TAS Trust Board with the same degree of flexibility in managing the Acquiring Fund’s sub-advisors as the Advisor and the UFT Trust Board currently have in managing the Target Portfolio’s sub-advisors. The SEC has already granted the Acquiring Fund and the Advisor Manager of Managers exemptive relief. The  “manager of managers” arrangement would permit the Advisor to enter into and materially amend sub-advisory agreements with any unaffiliated sub-advisors or wholly-owned subsidiaries of the Advisor retained by the Advisor with respect to the Acquiring Fund to sub-advise all or a portion of the Acquiring Fund’s assets without obtaining shareholder approval, if the TAS Trust Board concludes that such arrangements would be in the best interests of the shareholders of the Acquiring Fund (the “Manager of Managers Arrangement”). The Target Portfolio is currently managed pursuant to a Manager of Managers Arrangement, and Acquiring Fund shareholders are being asked to continue such arrangement for the Acquiring Fund. The Manager of Managers Arrangement will not change the management fees ultimately charged to and paid by Acquiring Fund shareholders because sub-advisors are paid by the Advisor and not by the Acquiring Fund.

The consummation of the Reorganization is contingent on shareholders of the Acquiring Fund approving both the New Management Fee and Manager of Managers Arrangement.

The Proxy Statement contains information that shareholders of the Acquiring Fund should know before voting on the applicable Proposals. The Proxy Statement should be reviewed and retained for future reference.

Approval of both the New Management Fee and Manager of Managers Arrangement by the shareholders of the Acquiring Fund is needed to proceed with the Reorganization. Therefore, a Special Meeting of shareholders of the Acquiring Fund (the “Special Meeting”) will be held on December 7, 2016 to consider the approval of the New Management Fee and Manager of Managers Arrangement. We are sending this document to you for your use in deciding whether to approve the New Management Fee and Manager of Managers Arrangement relating to the Acquiring Fund. This document includes a Notice of Special Meeting of Shareholders, the Proxy Statement and a proxy card.

Question: What is the purpose of the Reorganization?

Answer: The Acquiring Fund currently operates using a fund-of-funds structure, pursuant to which substantially all of the assets of the Acquiring Fund are primarily invested in the Target Portfolio. At a meeting of the Board of each of the TAS Trust and UFT Trust on April 22, 2015, Hatteras Funds recommended that each Board approve the Reorganization and the implementation of the New Management Fee and Manager of Managers Arrangement with respect to the Acquiring Fund to simplify the operating structure of the Acquiring Fund and create a more efficient and effective operating structure. The Board of each of the TAS Trust and UFT Trust re-approved the implementation of the New Management Fee at a meeting of the Board of each Trust on December 9, 2015 in light of an impending change of control of the Advisor, which was consummated on January 5, 2016. If the New Management Fee and Manager of Managers Arrangement are approved for the Acquiring Fund and the Reorganization is consummated, the Acquiring Fund will implement its investment objective by investing directly in the types of securities and other investments in which the Target Portfolio currently invests, rather than using a fund-of-funds structure to invest in the Target Portfolio.

Hatteras Funds believes that the operating structure following the Reorganization will be easier for investors to understand, easier to manage, and at least as cost effective for shareholders as the current structure. Following their consideration of Hatteras Funds’ recommendation, the Board of the TAS Trust approved the New Management Fee and Manager of Managers Arrangement with respect to the Acquiring Fund and each Board approved the Reorganization, subject to approval by the shareholders of the Acquiring Fund of the New Management Fee and Manager of Managers Arrangement.

Question: How will the Reorganization work?

Answer: Pursuant to the Plan, the Target Portfolio will transfer all of its assets to the Acquiring Fund in return for Class H shares of the Acquiring Fund and the Acquiring Fund’s assumption of all of the Target Portfolio’s liabilities. The Target Portfolio will then distribute the shares it receives from the Acquiring Fund to shareholders of the Target Portfolio.

Shareholders of the Target Portfolio (“Target Portfolio Shareholders”) will become Class H shareholders of the Acquiring Fund and will receive Class H shares of the Acquiring Fund in exchange for the Target Portfolio Shareholder’s shares of the Target Portfolio. Effective as of the closing date of the Reorganization (the “Closing Date”), each Target Portfolio Shareholder will hold full and fractional Class H shares of the Acquiring Fund equal in aggregate net asset value (“NAV”) to the aggregate NAV of such Target Portfolio Shareholder’s shares of the Target Portfolio as of the Closing Date. Subsequently, the Target Portfolio will be liquidated and terminated as a series of the UFT Trust. Because the Acquiring Fund is a shareholder of the Target Portfolio, the Class H shares of the Acquiring Fund distributed by the Target Portfolio to the Acquiring Fund will effectively be cancelled upon receipt by the Acquiring Fund. Class H shares distributed to Target Portfolio shareholders other than the Acquiring Fund will remain outstanding, and following the Reorganization, Class H shares of the Acquiring Fund will continue to be available for purchase by other registered investment companies or mutual funds advised by the Advisor or one of its affiliates.

Institutional Class shareholders of the Acquiring Fund will continue to hold Institutional Class shares of the Acquiring Fund following the Reorganization. The number and value of such Institutional Class shares will not be affected by the Reorganization.

Please refer to the Proxy Statement for a detailed explanation of each Proposal. If each Proposal is approved by shareholders of the Acquiring Fund at the Special Meeting, the Reorganization of the Target Portfolio presently is expected to take effect on or about December 9, 2016, or such other date as the parties may agree. If the Reorganization is not ultimately consummated, the Acquiring Fund will remain a shareholder of the Target Portfolio, and the 1.75% management fee will continue to be paid by the Target Portfolio, rather than the Acquiring Fund.

If the Reorganization is consummated, the Target Portfolio shareholder would receive Class H shares of the Acquiring Fund with the same aggregate NAV as follows:

PROPOSED REORGANIZATION
Target Portfolio:	à	Acquiring Fund:

Underlying Funds Trust		Trust for Advisor Solutions
Long/Short Equity Portfolio	à	Hatteras Long/Short Equity Fund, Class H

Question: How will the Reorganization affect my investment?

Answer: Your investment in the Acquiring Fund following the Reorganization will be materially identical to your current investment in the Acquiring Fund. Immediately following the Reorganization of the Target Portfolio, you will continue to be a shareholder in the same class of the Acquiring Fund; however, instead of the Acquiring Fund owning shares of the Target Portfolio, the Acquiring Fund will invest directly in the securities and other investments in which the Target Portfolio previously invested.

Hatteras Funds, the sub-advisors, and portfolio managers currently primarily responsible for the day-to-day management of the Target Portfolio will continue to be responsible for the day-to-day management of the Acquiring Fund’s portfolio immediately after the Reorganization.

The value of your investment in the Acquiring Fund prior to the Reorganization will be the same as the value of your investment in the Acquiring Fund immediately following the Reorganization, and your interest in the Acquiring Fund will not be diluted. The Reorganization will not result in recognition of gain or loss by the Target Portfolio, the Acquiring Fund or their shareholders for federal income tax purposes.

Question: Why is the management fee for the Acquiring Fund changing?

Answer: As a fund-of-funds, the Acquiring Fund does not presently directly pay a management fee to Hatteras Funds. Rather, the Acquiring Fund invests substantially all of its assets in the Target Portfolio, and the Target Portfolio pays a management fee to Hatteras Funds at an annual rate of 1.75% of the average daily net assets of the Target Portfolio. Consequently, shareholders of the Acquiring Fund effectively pay a 1.75% management fee to Hatteras Funds for their investment in the Target Portfolio. Following the Reorganization, the Target Portfolio will cease to exist and the assets previously invested in the Target Portfolio will be invested in the Acquiring Fund. As a result, Acquiring Fund shareholders are being asked to implement the 1.75% management fee currently charged by the Target Portfolio for the Acquiring Fund. The implementation of the new management fee as part of the Reorganization will not directly result in any material increase in compensation paid by the Acquiring Fund to Hatteras Funds, except that the new management fee will be based on 100% of the Acquiring Fund’s net assets, while a small portion (typically less than 2% of net assets) of the Acquiring Fund was previously invested in cash and cash equivalents, for which no management fee was assessed, rather than shares of the Target Portfolio.

Question: Will I be charged any sales load, commission or other similar fee in connection with the Reorganization?

Answer: No. You will not be charged any sales load, commission or other similar fee in connection with the Reorganization.

Question: Will the Reorganization result in any taxes for the Target Portfolio, the Acquiring Fund or their shareholders?

Answer: If the Plan is carried out, none of the Target Portfolio, the Acquiring Fund or their shareholders will recognize any gain or loss for federal income tax purposes solely as a result of the Reorganization, except for (A) gain or loss that may be recognized with respect to “section 1256 contracts” as defined in Section 1256(b) of the Code, (B) gain that may be recognized with respect to stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognized upon the transfer of an asset regardless of whether such transfer would otherwise be a nonrecognition transaction under the Code. As a condition to the closing of the Reorganization, the Target Portfolio and the Acquiring Fund will receive an opinion of counsel confirming this position. Certain tax attributes of the Target Portfolio will carry over to the Acquiring Fund. Acquiring Fund shareholders should consult their tax advisor about possible state and local tax consequences of the Reorganization, if any, because the information about tax consequences in this Proxy Statement relates to the federal income tax consequences of the Reorganization only.

Question: How would the Manager of Managers Arrangement benefit the Acquiring Fund?

Answer: The TAS Trust Board and the Advisor believe that it is in the best interests of each shareholder to provide the Advisor and the TAS Trust Board with increased flexibility to recommend, supervise, evaluate and change sub-advisors for the Acquiring Fund without incurring the significant delay and expense associated with obtaining prior shareholder approval. The Target Portfolio is currently managed pursuant to a Manager of Managers Arrangement, and Acquiring Fund shareholders are being asked to continue such arrangement for the Acquiring Fund.

The SEC has already granted the Acquiring Fund and the Advisor Manager of Managers exemptive relief. Without the Manager of Managers Arrangement, the Acquiring Fund would be required to call and hold a shareholder meeting before it appoints a new sub-advisor or materially amends a sub-advisory agreement. Additionally, the Acquiring Fund would have to seek shareholder approval of a new sub-advisory agreement if a sub-advisor undergoes a change of control, even if there will be no change in the persons managing the Acquiring Fund. Each time a shareholder meeting is called, the Acquiring Fund would have to create and distribute proxy materials and solicit proxy votes from the Acquiring Fund’s shareholders. This process is time-consuming and costly, and such costs would generally be borne by the Acquiring Fund, thereby reducing shareholders’ investment returns.

Question: Will the Manager of Managers Arrangement have an effect on the advisory fees paid by the Acquiring Fund or the quality of the advisory services they receive?

Answer: No. The Manager of Managers Arrangement does not affect the amount of investment advisory fees paid by the Acquiring Fund. When entering into and amending sub-advisory agreements, the Advisor will negotiate fees paid to the sub-advisors for their services. The sub-advisory fees are paid out of the Acquiring Fund’s investment advisory fee. The fees paid by the Acquiring Fund are considered by the TAS Trust Board in approving and renewing advisory and sub-advisory agreements.

Under the Manager of Managers Arrangement, shareholder approval will continue to be required in the event of any proposed increase in the investment advisory fee paid by the Acquiring Fund. Further, whether or not shareholders approve the Manager of Managers Arrangement, the Advisor will continue to be required to provide the same level of investment advisory services to the Acquiring Fund as it currently provides.

Question: Why do I need to vote?

Answer: Your vote is needed to ensure that a quorum is present and sufficient votes are obtained at the Special Meeting so that the proposal to approve the New Management Fee for the Acquiring Fund can be acted upon. Your immediate response on the enclosed proxy card will help prevent the need for any further solicitations for a shareholder vote. Your vote is very important to us regardless of the number of shares you own.

Question: How does the TAS Trust’s Board recommend that I vote?

Answer: After careful consideration and upon the recommendation of Hatteras Funds, the TAS Trust Board recommends that shareholders vote “FOR” each Proposal.

Question: Who is paying for expenses related to the Special Meeting and the Reorganization?

Answer:  Hatteras Funds will pay all direct costs relating to the Reorganization, including the costs relating to the Special Meeting and the Proxy Statement. Neither the Target Portfolio nor the Acquiring Fund will incur any expenses in connection with the Reorganization.

Question: What will happen if the New Management Fee or Manager of Managers Arrangement are not approved by Acquiring Fund shareholders?

Answer: If shareholders of the Acquiring Fund do not approve both the New Management Fee and Manager of Managers Arrangement, the Target Portfolio may not be reorganized into the Acquiring Fund and would remain as series of UFT Trust. The consummation of the Reorganization is subject to the implementation of both the New Management Fee and Manager of Managers Arrangement for the Acquiring Fund.

Question: How do I vote or authorize a proxy to vote my shares?

Answer: You can authorize a proxy to vote your shares by mail, telephone or Internet by following the instructions on the enclosed proxy card. We encourage you to authorize a proxy to vote by telephone or via the Internet. Use of telephone or Internet voting will reduce the time and costs associated with this proxy solicitation. You may also vote your shares in person at the Special Meeting.

Question: Who do I call if I have questions?

Answer: If you have any questions about the proposals or the proxy card, please do not hesitate to call 1-888-625-2588.

PROXY STATEMENT/PROSPECTUS

October 25, 2016

FOR THE REORGANIZATION OF

Long/Short Equity Portfolio
 (a series of Underlying Funds Trust)

INTO

Hatteras Long/Short Equity Fund
 (a series of Trust for Advisor Solutions)

c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI  53202

____________________________________

This Proxy Statement/Prospectus (the “Proxy Statement”) is being sent to you in connection with the approval by the Board of Trustees (the “Board”) of each of the Underlying Funds Trust (the “UFT Trust”) and the Trust for Advisor Solutions (the “TAS Trust” and together, the “Trusts”), each a Delaware statutory trust, of an Agreement and Plan of Reorganization (the “Plan”). Pursuant to the Plan, the Long/Short Equity Portfolio, a series of the UFT Trust (the “Target Portfolio” or the “Portfolio”), would be reorganized (the “Reorganization”) into the corresponding series of the TAS Trust, namely the Hatteras Long/Short Equity Fund (the “Long/Short Equity Fund” or the “Acquiring Fund” or the “Fund”). Shareholder approval of the Reorganization is not required. However, the Reorganization is contingent on shareholders of the Acquiring Fund approving the implementation of an annual management fee of 1.75% of the average daily net assets of the Acquiring Fund (the “New Management Fee”) and a “manager of managers” arrangement for the Acquiring Fund that would grant the Acquiring Fund and Hatteras Funds, LP (“Hatteras Funds” or the “Advisor”), the investment advisor to the Portfolio and the Fund, greater flexibility with respect to the use of sub-advisers, as described below.

Consequently, this Proxy Statement is being sent to you in connection with the solicitation of proxies by the Board of Trustees of the TAS Trust, for exercise at a Special Meeting of Shareholders (the “Special Meeting”) of the Acquiring Fund to be held on December 7, 2016, at 10:00 a.m., Central time, at 615 East Michigan Street, Milwaukee, Wisconsin 53202 to consider and vote on the following proposals (the “Proposals”):

Proposal 1:	To approve, on behalf of the Hatteras Long/Short Equity Fund, an amendment to the Fund’s advisory agreement to implement an annual management fee of 1.75% of the Acquiring Fund’s average daily net assets that reflects that the Fund will no longer operate using a fund-of-funds structure; and

Proposal 2:	To approve, on behalf of the Hatteras Long/Short Equity Fund, a “manager of managers” arrangement that would grant the Advisor greater flexibility with respect to the use of sub-advisors.

Shareholders who authorize proxies may revoke them at any time before they are voted by writing to the TAS Trust, by attending the Special Meeting in person, by authorizing a proxy at a later date through the toll-free number or through the Internet address listed in the enclosed voting instructions, or by submitting a later dated proxy card.

Hatteras Funds currently serves as the investment advisor to the Target Portfolio and certain other firms serve as sub-advisors to the Target Portfolio. Hatteras Funds also serves as the investment advisor to the Acquiring Fund and will continue to serve in such capacity following the Reorganization. Additionally, certain of the sub-advisors to the Target Portfolio will serve as sub-advisors to the Acquiring Fund following the Reorganization.

This Proxy Statement sets forth the basic information you should know before voting on the applicable Proposal(s). You should read it and keep it for future reference. Additional information is set forth in the Statement of Additional Information (the “SAI”) dated October 25, 2016 relating to this Proxy Statement, which is also incorporated by reference into this Proxy Statement.

The following documents have been filed with the U.S. Securities and Exchange Commission (the “SEC”) and are incorporated by reference in this Proxy Statement:

•	The audited financial statements of the Target Portfolio dated December 31, 2015, are incorporated by reference to the Annual Report of the Target Portfolio for the fiscal year ended December 31, 2015, filed on Form N‑CSR (File No. 811‑21895) with the SEC on March 9, 2016.

•	The audited financial statements of the Acquiring Fund dated December 31, 2015, are incorporated by reference to the Annual Report of the Acquiring Fund for the fiscal year ended December 31, 2015, filed on Form N-CSR (File No. 811-21079) with the SEC on March 9, 2016.

•	The unaudited financial statements of the Target Portfolio dated June 30, 2016, are incorporated by reference to the Semi-Annual Report of the Target Portfolio for the fiscal period ended June 30, 2016, filed on Form N‑CSR (File No. 811‑21895) with the SEC on September 2, 2016.

•	The unaudited financial statements of the Acquiring Fund dated June 30, 2016, are incorporated by reference to the Semi-Annual Report of the Acquiring Fund for the fiscal period ended June 30, 2016, filed on Form N-CSR (File No. 811-21079) with the SEC on September 2, 2016.

The (i) Target Portfolio’s Prospectus, Annual Report to Shareholders, containing audited financial statements, and Semi-Annual Report to Shareholders, containing unaudited financial statements and (ii) Acquiring Fund’s Summary Prospectus, Annual Report to Shareholders, containing audited financial statements, and Semi-Annual Report to Shareholders, containing unaudited financial statements, have been previously delivered to shareholders.

Copies of the Proxy Statement, SAI, Summary Prospectus or Prospectus, Annual Report, and Semi-Annual Report to Shareholders for the most recent fiscal year or period, as applicable, for the Acquiring Fund and the Target Portfolio and other information about the Target Portfolio, the UFT Trust, the TAS Trust, and the Acquiring Fund are available upon request and without charge by calling 1-877-569-2382, by writing to the Target Portfolio or Acquiring Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 or by visiting www.hatterasfunds.com.

This Proxy Statement will be mailed on or about October 28, 2016 to shareholders of record of the Target Portfolio (i.e., the series of the UFT Trust) and shareholders of record of the Acquiring Fund as of the close of business on September 9, 2016 (the “Record Date”).

The Target Portfolio and the Acquiring Fund are both subject to the informational requirements of the Securities Exchange Act of 1934 and in accordance therewith file reports and other information including proxy materials, reports and charter documents with the SEC. These reports and other information can be inspected and copied at the public reference facilities maintained by the SEC at 100 F Street, NE, Washington, DC 20549. Reports and other information about the Target Portfolio and the Acquiring Fund are available on the EDGAR database on the SEC’s website at www.sec.gov. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, 100 F Street, NE, Washington, DC 20549 at prescribed rates.

Shareholder approval is required to implement the change in the management fee for the Acquiring Fund, and such approval is required to be received prior to the consummation of the Reorganization. The Special Meeting is scheduled for December 7, 2016. Please complete and return the enclosed proxy card. If you are able to attend the Special Meeting, you may revoke your proxy and vote your shares in person at that time.

The SEC has not approved or disapproved the Acquiring Fund’s shares to be issued in the Reorganization, nor has it passed on the accuracy or adequacy of this Proxy Statement. Any representation to the contrary is a criminal offense.

No person has been authorized to give any information or to make any representations other than those contained in this Proxy Statement and in the materials expressly incorporated by reference herein and, if given or made, such other information or representations must not be relied upon as having been authorized by the Target Portfolio or the Acquiring Fund.

INTRODUCTION

You are receiving this Proxy Statement/Prospectus because of your investment in the Acquiring Fund. The Acquiring Fund operates using a fund-of-funds structure in which substantially all of the assets of the Acquiring Fund are invested in the Target Portfolio.

At the Board Meeting of the Board of each of the Trusts on April 22, 2015 (the “Board Meeting”) the Advisor recommended that each Board approve the reorganization of the Target Portfolio into the Acquiring Fund and that the Board of TAS approve the implementation of the New Management Fee and Manager of Managers Arrangement for the Acquiring Fund to simplify the operating structure of the Acquiring Fund and create a more efficient and effective operating structure. Each Board reapproved the New Management Fee at its December 9, 2015 Board Meeting. If shareholders approve the New Management Fee and Manager of Managers Arrangement with respect to the Acquiring Fund and the Reorganization is consummated, the Acquiring Fund will implement its investment objective by investing directly in the types of securities and other investments in which the Target Portfolio currently invests, rather than using a fund-of-funds structure to invest in the Target Portfolio.

The Advisor believes that the operating structure following the Reorganization will be easier for investors to understand, easier to manage, and at least as cost effective for shareholders as the current structure. Following their consideration of the Advisor’s recommendation, the Board of TAS  approved the New Management Fee and Manager of Managers Arrangement for the Acquiring Fund and the Board of each of the Trusts approved the Reorganization, subject to approval of the New Management Fee and Manager of Managers Arrangement by the Acquiring Fund’s shareholders.

Following the Reorganization, the Advisor will continue to be the investment advisor to the Acquiring Fund, and certain of the sub-advisors (described below) of the Target Portfolio will become sub-advisors of the Acquiring Fund. To facilitate the efficient supervision and management of the sub-advisors by the Advisor and the applicable Board, the Advisor applied for, and the SEC approved, an exemptive order that permits the Advisor, subject to certain conditions and approval by the applicable Board but without shareholder approval, to hire new sub-advisors, change the terms of particular agreements with sub-advisors or continue the employment of existing sub-advisors after events that would otherwise cause an automatic termination of a sub-advisory agreement. Within 90 days of retaining a new sub-advisor, shareholders will receive notification of the change. Consequently, Acquiring Fund shareholders are not being asked to approve new sub-advisory agreements with the sub-advisors to the Target Portfolio.

If the New Management Fee and Manager of Managers Arrangement is approved by shareholders of the Acquiring Fund, the Reorganization of the Target Portfolio presently is expected to take effect on or about December 9, 2016, or such other date as the parties may agree.

The closing of the Reorganization is conditioned upon the receipt by the Trusts of an opinion from tax counsel to the TAS Trust that the Reorganization will constitute a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). If the Reorganization so qualifies, shareholders generally will not recognize any gain or loss for federal income tax purposes on the exchange of Target Portfolio shares for Acquiring Fund shares in the Reorganization. For information on the tax consequences of the Reorganization, see the section entitled “The Reorganization – Federal Income Tax Consequences” in this Proxy Statement. Furthermore, Hatteras Funds will pay all costs relating to the Reorganization, including the expenses associated with preparing and filing the registration statement that includes this Proxy Statement and the cost of copying, printing and mailing proxy materials.  Such costs are expected to be approximately $40,000. Neither the Target Portfolio nor the Acquiring Fund will incur any expenses in connection with the Reorganization. Hatteras Funds also may solicit proxies, without special compensation, by telephone, facsimile or otherwise.

At the Board Meeting, the Board of each of the Trusts, including a majority of those trustees who are not “interested persons” of each of the Trusts as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), considered the proposed Reorganization and, based in part on the recommendation of Hatteras Funds, determined that the Reorganization is in the best interests of the Target Portfolio and Acquiring Fund and that the interests of the Target Portfolio’s and Acquiring Fund’s shareholders would not be diluted as a result of the Reorganization. Therefore, each Board approved the Reorganization subject to the approval of the New Management Fee and Manager of Managers Arrangement by the shareholders of the Acquiring Fund. At the Board Meeting, the Board of the TAS Trust also considered the proposed implementation of the New Management Fee and Manager of Managers Arrangement for the Acquiring Fund to reflect that, following the Reorganization, the Acquiring Fund will no longer operate using a fund-of-funds structure, and determined that the implementation of such management fee and a Manager of Managers Arrangement would be in the best interests of the shareholders of the Acquiring Fund.

The TAS Board has fixed the close of business on the Record Date as the record date for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting and any adjournments or postponements thereof. In considering whether to approve each Proposal, you should review the information in this Proxy Statement that relates to the Proposal and the Reorganization generally.

PROPOSAL 1: THE NEW MANAGEMENT FEE

PROPOSAL 1:  TO APPROVE, ON BEHALF OF THE LONG/SHORT EQUITY FUND, AN AMENDMENT TO THE FUND’S ADVISORY AGREEMENT TO IMPLEMENT AN ANNUAL MANAGEMENT FEE OF 1.75% OF THE FUND’S AVERAGE DAILY NET ASSETS THAT REFLECTS THAT THE FUND WILL NO LONGER OPERATE USING A FUND-OF-FUNDS STRUCTURE

The Board of the TAS Trust recommends that shareholders vote FOR the amendment to the Acquiring Fund’s advisory agreement to impose a management fee to reflect that the Acquiring Fund will no longer operate using a fund-of-funds structure.

Summary. At the Special Meeting, shareholders of the Acquiring Fund will be asked to approve an amendment to the Acquiring Fund’s advisory agreement that would implement the New Management Fee described in the following paragraph.

As a fund-of-funds, the Acquiring Fund does not presently pay a management fee to the Advisor. Rather, the Target Portfolio pays a management fee to the Advisor at an annual rate of 1.75% of the average daily net assets of the Target Portfolio. Consequently, shareholders of the Acquiring Fund effectively pay a 1.75% management fee to the Advisor for their investment in the Target Portfolio. Following the Reorganization described below, the Target Portfolio will cease to exist and the assets previously invested in the Target Portfolio will be invested in the Acquiring Fund. As a result, Acquiring Fund shareholders are being asked to implement the 1.75% management fee currently charged by the Target Portfolio for the Acquiring Fund. The implementation of the New Management Fee as part of the Reorganization will not directly result in any material increase in compensation paid by the Acquiring Fund to the Advisor, except that the New Management Fee will be based on 100% of the Acquiring Fund’s net assets, while a small portion (typically less than 2% of net assets) of the Acquiring Fund was previously invested in cash and cash equivalents (rather than shares of the Target Portfolio) for which no management fee was assessed.

If Acquiring Fund shareholders do not approve Proposal 1, the New Management Fee will not be implemented and the Reorganization will not be consummated. The Board of each of the Trusts may re-solicit proxies, and may consider alternatives to the Reorganization and New Management Fee as they deem appropriate and in the best interests of the Target Portfolio and Acquiring Fund, including the possible discontinuation of the Acquiring Fund’s investment in the Target Portfolio.

No other changes to the terms of the Investment Advisory Agreement between the Advisor and the TAS Trust (the “TAS Advisory Agreement”) are being proposed as part of Proposal 1. A description of the TAS Advisory Agreement can be found below under the section entitled “The Reorganization—Additional Information About the Fund—Investment Advisory Arrangements.”

Comparison of Current Fees and Expenses

The following tables describe the fees and expenses associated with holding Institutional Class shares and Class A shares of the Acquiring Fund. In particular, the tables compare the fee and expense information for each of the Institutional Class shares and the Class A shares of the Acquiring Fund and the pro forma estimated fees and expenses of each of the Institutional Class shares and the Class A shares of the Acquiring Fund following the approval of the New Management Fee and Reorganization. The information shown in these tables is as of June 30, 2016, restated to reflect current fees as a result of the termination of the Acquiring Fund’s Operating Services Agreement. The pro forma table reflects that the Fund, after the Reorganization, will no longer operate as a fund of funds and instead invest directly in portfolio instruments. Pro forma expense ratios of the Acquiring Fund shown should not be considered an actual representation of future expenses or performance. Such pro forma expense ratios of the Acquiring Fund project anticipated expense levels, but actual ratios may be greater or less than those shown.

Current Fees and Expenses of the Acquiring Fund

Shareholder Fees (fees paid directly from your investment)	Class A	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption price, whichever is less)	1.00%(1)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)(2)		Class A		Institutional Class
Management Fees		None		None
Distribution and Service (Rule 12b-1) Fees		0.25%		None
Other Expenses		2.31%		2.31%
Interest Expense and Dividends on Short Positions of Underlying Funds	1.54%		1.54%
Acquired Fund Fees and Expenses		2.00%		2.00%
Total Annual Fund Operating Expenses(3)		4.56%		4.31%
Less Expense Reimbursements		-0.78%		-0.78%
Net Annual Fund Operating Expenses		3.78%		3.53%

(1)	Purchases of $1 million and more held less than 18 months may be subject to a contingent deferred sales charge of up to 1.00%.
(2)	Annual Fund Operating Expenses have been restated to reflect current fees as a result of the termination of the Acquiring Fund’s and the Target Portfolio’s Operating Services Agreement.
(3)	The net fees and expenses of the Fund (which exclude brokerage commissions and portfolio trading transfer tax, interest on Fund borrowings, dividends and interest paid on short sales, taxes, acquired fund fees and expenses associated with investments in non-affiliated investment companies, litigation and other extraordinary expenses) do not exceed 2.24% and 1.99% of the average daily net assets for the Class A and Institutional Class shares, respectively (the “Expense Caps”). Hatteras Funds, LP (“the Advisor”) has contractually agreed to pay expenses of the Fund to ensure that its Total Annual Fund Operating Expenses do not exceed the Expense Caps. The Expense Caps will remain in effect through at least June 30, 2017, and may be terminated only by the Fund’s Board of Trustees. The Advisor is permitted to recoup expense reimbursements made during the prior three fiscal years, so long as such recoupments do not cause the Fund to exceed the Expense Caps and the expense limits in place at the time of such reimbursement.

Pro Forma Fees and Expenses of the Acquiring Fund

Shareholder Fees (fees paid directly from your investment)	Class A	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption price, whichever is less)	1.00%(1)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)(2)		Class A		Institutional Class
Management Fees		1.75%		1.75%
Distribution and Service (Rule 12b-1) Fees		0.25%		None
Other Expenses		1.94%		1.94%
Interest Expense and Dividends on Short Positions	1.54%		1.54%
Total Annual Fund Operating Expenses		3.94%		3.69%
Less Expense Reimbursements		-0.16%		-0.16%
Net Annual Fund Operating Expenses(3)		3.78%		3.53%

(1)	Purchases of $1 million and more held less than 18 months may be subject to a contingent deferred sales charge of up to 1.00%.
(2)	Annual Fund Operating Expenses have been restated to reflect current fees as a result of the termination of the Fund’s Operating Services Agreement. Prior to December 9, 2016, the Fund operated as a fund of funds, investing primarily in a portfolio of one or more affiliated investment companies. As of December 9, 2016, the Fund no longer operates as a fund of funds and instead invests directly in portfolio instruments.
(3)	The net fees and expenses of the Fund (which exclude brokerage commissions and portfolio trading transfer tax, interest on Fund borrowings, dividends and interest paid on short sales, taxes, acquired fund fees and expenses associated with investments in non-affiliated investment companies, litigation and other extraordinary expenses) do not exceed 2.24% and 1.99% of the average daily net assets for the Class A and Institutional Class shares, respectively (the “Expense Caps”). Hatteras Funds, LP (“the Advisor”) has contractually agreed to pay expenses of the Fund to ensure that its Total Annual Fund Operating Expenses do not exceed the Expense Caps. The Expense Caps will remain in effect through at least April 30, 2018, and may be terminated only by the Fund’s Board of Trustees. The Advisor is permitted to recoup expense reimbursements made during the prior three fiscal years, so long as such recoupments do not cause the Fund to exceed the Expense Caps and the expense limits in place at the time of such reimbursement.

Example
This Example is intended to help you compare the cost of investing in the Fund’s Institutional Class and Class A, respectively, with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the Expense Cap only in the first year).  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Acquiring Fund Instututional Class	1 Year	3 Years	5 Years	10 Years
Current	$356	$1,236	$2,129	$4,416
Pro Forma	$356	$1,114	$1,893	$3,931

Acquiring Fund Class A	1 Year	3 Years	5 Years	10 Years
Current	$837	$1,720	$2,611	$4,873
Pro Forma	$837	$1,605	$2,389	$4,424

Compensation to the Advisor. The tables below show the aggregate dollar amount of advisory fees paid to the Advisor for advisory services by the Acquiring Fund (“Fund Advisory Fees”) and by the Target Portfolio (“Portfolio Advisory Fees”), as well as the fees as a percentage of the Acquiring Fund’s and Target Portfolio’s respective average net assets, for the fiscal year ended December 31, 2015. Additionally, the tables below show the pro forma advisory fees as if the New Management Fee was in effect for the fiscal year ended December 31, 2015 and the Reorganization had been consummated as of December 31, 2014 (“Pro Forma Advisory Fees”). The Advisor, and not the Acquiring Fund or the Target Portfolio, compensates the sub-advisors out of its advisory fees.

	Fund Advisory Fees	Portfolio Advisory Fees	Pro Forma Advisory Fees[1]
Long/Short Equity Fund / Long/Short Equity Portfolio
Aggregate Dollar Amount	$0	$5,051,878	$5,050,536
As a Percentage of Average Net Assets	0.00%	1.75%	1.75%

1 If the New Management Fee was in effect for the fiscal year ended December 31, 2015 and the Reorganization had been consummated as of December 31, 2014, the Advisor would have received $1,342 less with respect to the Long/Short Equity Fund.

In addition to the advisory fees paid by the Acquiring Fund and Target Portfolio, the Advisor and its affiliates received certain fees pursuant to Operating Services Agreements (the “Services Agreements”) and Distribution Plans of the Acquiring Fund and the Target Portfolio as described in the Acquiring Fund and the Target Portfolio’s prospectus, respectively. The amounts of such compensation for the fiscal years ended December 31 are set forth in the tables below.

Long/Short Equity Fund	2015	2014	2013
Advisory Agreement	$ 0	$0	$0
Services Agreement(1)	$ 307,664	$206,129	$148,591
Distribution Plan (Class A shares only)	$ 16,645	$7,300	$4,340

Long/Short Equity Portfolio	2015	2014	2013
Advisory Agreement	$ 5,051,878	$6,458,506	$4,467,788
Services Agreement(1)	$ 721,696	$922,644	$638,255
(1)	The Services Agreements for the Acquiring Fund and Target Portfolio was terminated effective June 30, 2016. Prior to July 1, 2016, such agreements provided that the Advisor received an annual fee in exchange for providing or arranging to provide, and paying all fees and expenses associated with, the day-to-day operations of the Acquiring Fund and Target Portfolio.

The Advisor has contractually agreed to pay expenses of the Acquiring Fund to ensure that the Fund’s Net Annual Fund Operating Expenses (excluding brokerage commissions and portfolio trading transfer tax, interest on Fund borrowings, dividends and interest paid on short sales, taxes, acquired fund fees and expenses associated with investments in non-affiliated investment companies, litigation and other extraordinary expenses) do not exceed the annual rates described in the table below through at least April 30, 2018.  The Acquiring Fund’s operating expenses limitation agreement can only be terminated upon a vote of the TAS Board. Any payment of expenses made by the Advisor may be recouped by the Advisor in subsequent fiscal years if the Advisor so requests. This recoupment may be requested if the aggregate amount actually paid by the Acquiring Fund toward operating expenses for such fiscal year (taking into account the recoupment) does not exceed the applicable limitation on the Fund’s expenses at the time of reimbursement or at the time of recoupment. The Advisor is permitted to recoup expense payments made in the prior three fiscal years from the date the Fund expenses were paid, subject to these limitations. Any such recoupment is contingent upon the subsequent review and ratification of the recouped amounts by the Board. The Fund must pay current ordinary operating expenses before the Advisor is entitled to any recoupment of fees and/or expenses. No changes to the expense limitations are being proposed.

	Class A	Institutional Class
Long/Short Equity Fund	2.24%	1.99%

The TAS Advisory Agreement will continue in effect for two (2) years initially and thereafter shall continue from year to year provided such continuance is approved at least annually by (a) a vote of the majority of the Trust’s Independent Trustees, cast in person at a meeting specifically called for the purpose of voting on such approval and by (b) the majority vote of either all of the Trustees or the vote of a majority of the outstanding shares of the Fund. The TAS Advisory Agreement may be terminated without penalty on 60 days’ written notice by a vote of a majority of the Board or by the Advisor, or by holders of a majority of the Fund’s outstanding shares. The TAS Advisory Agreement shall terminate automatically in the event of its assignment.

There were no brokerage commissions paid by the Acquiring Fund or the Target Portfolio to affiliated brokers of the Advisor for the fiscal year ended December 31, 2015.

About the Advisor. The following table sets forth the name, position and principal occupation of each chief executive officer and each director of the Advisor. Each individual’s address is 6601 Six Forks Road, Suite 340, Raleigh, North Carolina 27615.

Name	Principal Occupation with Advisor
David B. Perkins	Chief Executive Officer
R. Lance Baker	Chief Financial Officer
Andrew P. Chica	Chief Compliance Officer
Michael P. Hennen	Director of Investment Management

BOARD APPROVAL AND RECOMMENDATION OF THE CHANGE IN MANAGEMENT FEE

The proposed amendment to the Acquiring Fund’s advisory agreement was presented to the Board of the TAS Trust for consideration at meetings held on April 22, 2015 and December 9, 2015.  At each meeting, representatives of the Advisor provided, and the Board reviewed, detailed information about the Advisor in connection with the proposed amendment.  For the reasons discussed below, the Trustees, including all of the Independent Trustees, determined that approval of the proposed amendment to the Acquiring Fund’s advisory agreement would be in the best interests of the Acquiring Fund and its shareholders.

In the course of their review, the Independent Trustees considered their legal responsibilities with regard to all factors deemed to be relevant to the Fund, including, but not limited to the following: (1) the quality of services to be provided to the Fund; (2) the performance of the Fund; (3) the Fund’s advisory fees and overall expenses; (4) the fact that the Reorganization is not expected to affect the manner in which the Fund is advised; (5) the fact that the current portfolio management team will continue to manage the Fund; and (6) other factors deemed relevant.

The Independent Trustees also evaluated the amendment to the Fund’s Advisory Agreement in light of information they had requested and received from the Advisor prior to each meeting and that they had discussed at a meeting held on April 16, 2015. The Trustees reviewed these materials with management of the Advisor and legal counsel to the Fund, the Advisor, and the Independent Trustees. The Independent Trustees also discussed the Advisory Agreement in executive sessions held on April 22, 2015 and December 9, 2015, at which no representatives of the Advisor were present. The Trustees considered whether the amendment to the Advisory Agreement would be in the best interests of the Fund and its shareholders and the overall fairness of the amendment to the Advisory Agreement. Among other things, the Trustees reviewed information concerning: (1) the nature, extent and quality of the services to be provided by the Advisor; (2) the Fund’s investment performance; (3) the cost of the services provided and the profits realized by the Advisor and its affiliates from their relationship with the Fund; (4) the extent to which economies of scale will be realized as the Fund grows and the extent to which fee levels reflect such economies of scale, if any, for the benefit of shareholders; and (5) ancillary benefits and other factors. In their deliberations, the Trustees did not rank the importance of any particular piece of information or factor considered, and it is presumed that each Trustee attributed different weights to the various factors.

Nature, Extent and Quality of Services Provided to the Fund. The Board considered information it believed necessary to assess the stability of the Advisor as a result of the Reorganization and to assess the nature and quality of services to be provided to the Fund by the Advisor following the Reorganization.

Investment Performance of the Fund. The Board considered the investment experience of the Advisor, including the performance of the Fund, given that the Reorganization is not expected to affect the manner in which the Fund is advised and that the current portfolio management team will continue to manage the Fund.

Costs of Services Provided and Profits Realized by the Advisor. In connection with the Trustees' consideration of the level of the advisory fees, the Trustees considered a number of factors.

At meetings held on April 22, 2015 and December 9, 2015, the Board considered that the investment advisory fee of the Acquiring Fund was the same as the investment advisory fee of the Target Portfolio.

At its December 9, 2015 meeting, the Trustees considered the relative profitability of the Advisor with respect to the services it provides to the Fund.  The Trustees’ analysis of the Fund’s advisory fee and overall expenses included a discussion and review of data concerning the current fee and expense ratios of the Fund (both gross and net) compared to peer groups.  The Board considered peer group comparisons, noting that the Fund’s overall expense ratios were within the range of fees and expenses paid by funds in the peer group.  The Trustees noted that the Advisor agreed to reimburse certain Fund expenses pursuant to a new operating expenses limitation agreement.  The Board also reviewed profitability and internal expense information provided by management.

Economies of Scale and Fee Levels Reflecting Those Economies. The Trustees considered the extent to which economies of scale were expected to be realized relative to fee levels as the Fund’s assets grow, and whether the advisory fee levels reflect these economies of scale for the benefit of the Fund.

Other Benefits. In addition to the above factors, the Trustees also discussed other benefits received by the Advisor from its management of the Fund, including, without limitation, possible soft dollar benefits and the ability to market its advisory services for similar products in the future.

After consideration, the Board, including a majority of the Independent Trustees, concluded that approval of the amendment to the Fund’s Advisory Agreement would be in the best interests of the Fund and its shareholders.

Shareholder Information. As of the Record Date, the Trustees and officers of the Acquiring Fund as a group owned less than 1% of the outstanding voting securities of the Long/Short Equity Fund. As of the Record Date, the Acquiring Fund’s shareholders of record and/or beneficial owners (to the TAS Trust’s knowledge) who owned 5% or more of the Acquiring Fund’s shares are set forth in Appendix D to this Proxy Statement.

Based on all of the foregoing, the Board of the TAS Trust recommends that shareholders vote FOR the change to the Acquiring Fund’s management fee.

PROPOSAL 2: THE MANAGER OF MANAGERS ARRANGEMENT

PROPOSAL 2:  TO APPROVE, ON BEHALF OF THE LONG/SHORT EQUITY FUND, A “MANAGER OF MANAGERS” ARRANGEMENT THAT WOULD GRANT THE ADVISOR GREATER FLEXIBILITY WITH RESPECT TO THE USE OF SUB-ADVISORS

The Board of the TAS Trust recommends that shareholders vote FOR approval of a “manager of managers” arrangement for the Acquiring Fund.

Background. Acquiring Fund shareholders are being asked to approve a “manager of managers” arrangement for the Acquiring Fund that would permit the Advisor to enter into, and materially amend, sub-advisory agreements with any (i) unaffiliated sub-advisors or (ii) direct or indirect wholly-owned subsidiaries (as defined in the 1940 Act) of the Advisor retained by the Advisor to manage all or a portion of the Acquiring Fund’s assets without obtaining shareholder approval, if the TAS Trust Board concludes that such arrangements would be in the best interests of the shareholders of the Acquiring Fund. The Target Portfolio currently operates under a Manager of Managers Arrangement, and consequently, Acquiring Fund shareholders are being asked to continue the use of such an arrangement for the Acquiring Fund. As used in this Proxy Statement, the term “sub-advisor” includes (i) unaffiliated sub-advisors for the Acquiring Fund, and (ii) direct or indirect wholly-owned subsidiaries of the Advisor that are retained as a sub-advisor for the Acquiring Fund.

The TAS Trust Board, including the Independent Trustees, has approved the use of a Manager of Managers Arrangement by the Acquiring Fund, and any such arrangement utilized by the Acquiring Fund would be subject to Board oversight and conditions imposed by the SEC in either a rule or an exemptive order, including the requirement that any sub-advisory agreement or material change to such agreement be approved by the Board (including a majority of the Independent Trustees).

If shareholders of the Acquiring Fund approve the Manager of Managers Arrangement, the Acquiring Fund would be able to implement a Manager of Managers Arrangement. The SEC has already granted the Acquiring Fund and the Advisor Manager of Managers exemptive relief.  If shareholders of the Acquiring Fund approve the Manager of Managers Arrangement, no further shareholder vote would be required either to approve a sub-advisory agreement or materially amend any such sub-advisory agreement, subject to the conditions in the exemptive order, as applicable, including approval of any such agreement or material change to such agreement by the TAS Trust Board (including a majority of the Independent Trustees).  In view of the fact that the Manager of Managers exemptive order requires that shareholders of the Acquiring Fund approve the Manager of Managers Arrangement prior to reliance on the exemptive order, the TAS Trust Board has determined to ask Acquiring Fund shareholders to approve the Manager of Managers Arrangement for the Acquiring Fund in conjunction with the solicitation of the New Management Fee and the consummation of the Reorganization discussed in this Proxy Statement.

Benefit to the Acquiring Fund

Based on the recommendation of the Advisor, the TAS Trust Board believes that it is in the best interests of each shareholder to provide the Advisor and the TAS Trust Board with increased flexibility to recommend, supervise, evaluate and change sub-advisors without incurring the significant delay and expense associated with obtaining prior shareholder approval.

Without the approval of the Manager of Managers Arrangement, the Acquiring Fund would be required to call and hold a shareholder meeting of the Acquiring Fund before it appoints a sub-advisor or materially amends a sub-advisory agreement.  Additionally, the Acquiring Fund would have to seek shareholder approval of a new sub-advisory agreement if a sub-advisor undergoes a change of control, even if there will be no change in the persons managing the Acquiring Fund.  Each time a shareholder meeting is called, the Acquiring Fund must create and distribute proxy materials and solicit proxy votes from the Acquiring Fund’s shareholders.  This process is time-consuming and costly, and such costs would generally be borne by the Acquiring Fund, thereby reducing shareholders’ investment returns.  It is anticipated that a Manager of Managers Arrangement will permit the Acquiring Fund to operate more efficiently and cost-effectively.

If shareholders of the Acquiring Fund approve the Manager of Managers Arrangement, the TAS Trust Board will oversee the selection and engagement of sub-advisors for the Acquiring Fund.  Further, the TAS Trust Board, including a majority of the Independent Trustees, will evaluate and consider for approval all new sub-advisory agreements.  Finally, under the 1940 Act, the TAS Trust Board, including a majority of the Independent Trustees, will be required to review and consider any sub-advisory agreement for renewal annually, following an initial two year period.  Prior to entering into, renewing or amending a sub-advisory agreement, the Advisor and the relevant sub-advisor will have a legal duty to provide the TAS Trust Board with information on factors pertinent to the TAS Trust Board’s decision regarding those advisory arrangements.

If shareholders of the Acquiring Fund do not approve the Manager of Managers Arrangement, the Acquiring Fund would be required to solicit shareholder approval of new or materially amended sub-advisory agreements or further solicit the Acquiring Fund’s shareholders for approval of the Manager of Managers Arrangement.

Effect on Fees and Quality of Advisory Services

Approval of the Manager of Managers Arrangement does not affect the amount of investment advisory fees paid by the Acquiring Fund to the Advisor.  When entering into and amending sub-advisory agreements, the Advisor will negotiate fees paid to the sub-advisors for their services.  The sub-advisory fees are paid out of the Acquiring Fund’s investment advisory fee.  The fees paid to the Advisor by the Acquiring Fund will be considered by the TAS Trust Board in approving and renewing advisory and sub-advisory agreements.

Even if the Manager of Managers Arrangement is approved for the Acquiring Fund, shareholder approval will continue to be required in the event of any proposed increase in the investment advisory fee paid by the Acquiring Fund to the Advisor.  Further, whether or not shareholders approve the Manager of Managers Arrangement, the Advisor will continue to be required to provide the same level of management and administrative services to the Acquiring Fund as it currently provides to the Acquiring Fund and Target Portfolio.

Conditions for Establishing a Manager of Managers Arrangement

Currently, the only means for establishing a Manager of Managers Arrangement is by filing an application with the SEC requesting an exemptive order that would provide relief from the provisions of Section 15(a) of the 1940 Act and Rule 18f-2 thereunder.  These provisions of the 1940 Act require that shareholders approve advisory agreements, including any sub-advisory agreements, and approve any material amendments to such agreements. The Advisor and the TAS Trust have requested and received Manager of Managers exemptive relief from the SEC.

If shareholders of the Acquiring Fund approve the Manager of Managers Arrangement, the Advisor and the Acquiring Fund would be authorized to (1) engage new or additional sub-advisors; (2) enter into and modify existing sub-advisory agreements; and (3) terminate and replace sub-advisors without obtaining further approval of the Acquiring Fund’s shareholders, provided that (a) the sub-advisor is not an “affiliated person” of the Advisor (unless the sub-adviser is a wholly-owned subsidiary of the Advisor) or the Acquiring Fund, other than by reason of serving as a sub-advisor to the Acquiring Fund, and (b) the TAS Trust Board has approved the new or amended sub-advisory agreement.

Under the terms and conditions of the SEC exemptive order, the Advisor and the Acquiring Fund are subject to several conditions imposed by the SEC.  For example, within 90 days of the hiring of a new sub-advisor, the Acquiring Fund would be required to provide its shareholders with a proxy statement containing information about the sub-advisor and the sub-advisory agreement, similar to that which would have been provided in a proxy statement seeking shareholder approval of such an arrangement or change thereto.  For a complete list of the terms and conditions, please refer to Appendix E.

Based on all of the foregoing, the Board of the TAS Trust recommends that shareholders vote FOR approval of the Manager of Managers Arrangement for the Acquiring Fund.

VOTING INFORMATION

Record Date, Voting Rights and Vote Required. Proxies are being solicited from the shareholders of the Acquiring Fund by the Board of the TAS Trust for the Special Meeting to be held on December 7, 2016, at 10:00 a.m., Central time, at 615 East Michigan Street, Milwaukee, Wisconsin 53202, or at such later time made necessary by adjournment. A proxy/voting instruction card is enclosed with respect to the shares you own in the Acquiring Fund. If you return a properly executed proxy/voting instruction card, the investment represented by it will be voted at the Special Meeting in accordance with the included instructions. Unless revoked, all valid proxies will be voted in accordance with the instructions thereon or, in the absence of instructions, “FOR” approval of the amendment to the Acquiring Fund’s Advisory Agreement to implement the New Management Fee and “FOR” approval of the Manager of Managers Arrangement for the Acquiring Fund.

The Board of the TAS Trust has fixed the Record Date as the record date for the determination of shareholders entitled to notice of and to vote at the Special Meeting and any adjournments or postponements thereof. As of the Record Date, the total number of issued and outstanding shares of beneficial interest of the Target Portfolio and each class of the Acquiring Fund was as shown in the table below.

Target Portfolio
Long/Short Equity Portfolio	7,218,660

Acquiring Fund	Class A	Institutional Class
Long/Short Equity Fund	237,227	1,727,499

Shareholders of record and/or beneficial owners who own 5% or more of any class of the Target Portfolio’s shares as of the Record Date are set forth on Appendix D to this Proxy Statement.

Transaction of such other business as may properly come before the Special Meeting and any postponements or adjournments thereof may also be considered.

The Acquiring Fund shareholder is entitled to a number of votes equal to the number of shares they own as of the Record Date. The TAS Trust will determine as of the Record Date the number of votes that each shareholder will be entitled to cast at the Special Meeting, or at any adjournment or postponement thereof, and will maintain a list setting out the name of each shareholder and the number of votes that each shareholder will be entitled to cast at the Special Meeting, or at any adjournment or postponement thereof. If you do not expect to be present at the Special Meeting and wish to vote, please complete the enclosed proxy/voting instruction card and mail it in the enclosed reply envelope, or vote by telephone or the Internet as described on the proxy/voting instruction card.

Any shareholder giving a proxy/voting instruction card may revoke it at any time before it is exercised by submitting to the Fund a written notice of revocation, by the execution of a later-dated proxy/voting instruction card, or by attending the Special Meeting and voting in person.

The presence in person or by proxy/voting instruction card of shareholders holding a majority of the total number of votes eligible to be cast by all shareholders as of the Record Date constitutes a quorum. Votes cast by proxy/voting instruction card or in person at the Special Meeting will be counted by persons appointed by the Acquiring Fund as inspectors of election for the Special Meeting. The inspectors will count the total number of votes cast “FOR” approval of a Proposal for purposes of determining whether sufficient affirmative votes have been cast. Shares represented by proxy/voting instruction cards that reflect abstentions and “broker non-votes” (i.e., shares held by brokers or nominees (i) as to which instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) who do not have the discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. With respect to each Proposal, abstentions and broker non-votes have the effect of a negative vote.

If sufficient votes in favor of any of the Proposals set forth in this Proxy Statement are not received by the time scheduled for the Special Meeting, or if a quorum is not present or represented at the Special Meeting, the persons named as proxies may propose postponements or adjournments of the Special Meeting for a reasonable period or periods of time to permit further solicitation of proxy/voting instruction cards. In addition, the persons named as proxies may propose one or more postponements or adjournments if they determine such action to be advisable. Any adjournment will require the affirmative vote of a majority of the votes entitled to be cast on the question in person or by proxy/voting instruction card at the session of the Special Meeting to be adjourned. In the event of an adjournment, no additional notice is required. With respect to any Proposal, the persons named as proxies will vote in favor of adjournment those proxy/voting instruction cards at the Special Meeting that they are entitled to vote in favor of any Proposal and will vote against any such adjournment those proxy/voting instruction cards required to be voted against each of the Proposals. The Advisor will pay the costs of any additional solicitation and of any adjourned session. Any Proposal(s) for which sufficient favorable votes have been received by the time of the Special Meeting may be acted upon and considered final regardless of whether the Special Meeting is adjourned with respect to any other Proposal.

The approval of each Proposal requires the affirmative vote of “a majority of the outstanding voting securities” of the Acquiring Fund, which is defined in the 1940 Act to mean the vote (i) of 67 percent or more of the shares present at the Special Meeting, if the holders of more than 50 percent of the shares of the applicable funds outstanding as of the Record Date are present or represented by proxy/voting instruction card, or (ii) of more than 50 percent of the applicable funds outstanding as of the Record Date, whichever is less.

The cost of preparing, printing and mailing the enclosed proxy/voting instruction card and this Proxy Statement, and all other costs incurred in connection with the solicitation of proxies/voting instructions, including any additional solicitation made by letter, telephone, facsimile or telegraph, will be paid by the Advisor.

THE REORGANIZATION

The following is a summary of more complete information appearing later in this Proxy Statement or incorporated by reference herein. You should read carefully the entire Proxy Statement, including the Plan, the form of which is attached as Appendix A, because it contains details that are not included in the summary.

As used herein, the term “Reorganization” refers collectively to:

(1)	the transfer of all of the assets and liabilities of the Target Portfolio to the Acquiring Fund;

(2)	the issuance of Class H shares of beneficial interest by the Acquiring Fund to the Target Portfolio;

(3)	the opening of accounts by the Acquiring Fund for the Target Portfolio’s shareholders and the crediting of the Target Portfolio’s shareholder account, in exchange for Class H shares of the Acquiring Fund, with a number of full and fractional shares of the Acquiring Fund that are equivalent in aggregate NAV to the aggregate NAV of the shareholders’ shares in the Target Portfolio on the closing date of the Reorganization (the “Closing Date”); and

(4)	the termination of the Target Portfolio as a series of the UFT Trust.

The Reorganization is expected to be a reorganization within the meaning of Section 368(a) of the Code. For information on the tax consequences of the Reorganization, see the section entitled “Information About the Reorganization – Federal Income Tax Consequences” in this Proxy Statement. The Acquiring Fund will retain its performance and financial records following the Reorganization.

Comparison of the Target Portfolio to the Acquiring Fund

Prior to February 13, 2016, the Target Portfolio and the Acquiring Fund had identical investment objectives. Effective February 13, 2016, the investment objective of the Acquiring Fund changed to seek long term capital appreciation. Additionally, upon consummation of the Reorganization, the Acquiring Fund will have strategies and policies substantially similar to the current strategies and policies of the Target Portfolio. Because the Acquiring Fund will directly implement the investment strategies of the Target Portfolio upon consummation of the Reorganization, the tables below compare various aspects of the Target Portfolio with those of the Acquiring Fund as they would exist immediately following the consummation of the Reorganization.

	Long/Short Equity Portfolio (Target Portfolio)	Long/Short Equity Fund (Acquiring Fund)
Net Assets as of December 31, 2015	$210,858,141	$155,131,141 (Class H) $210,435,567 (Total)
Investment Advisor, Sub- Advisors and Portfolio Manager	Investment Advisor: Hatteras Funds, LP Sub-Advisors: Apis Capital Advisors, LLC Coe Capital Management, LLC ISF Management LLC Portfolio Managers: Michael P. Hennen, CFA (5 years of service)	Same.
Investment Objective	The Long/Short Equity Portfolio seeks to achieve consistent returns with moderate correlation to traditional U.S. equities market indices and lower volatility of monthly returns over a market cycle.	The Hatteras Long/Short Equity Fund seeks long term capital appreciation.
Primary Investments
To achieve its investment objective, the Portfolio, under normal market conditions, will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity and equity related securities that afford strategic and tactical opportunities to employ relative value and long and/or short strategies. The Portfolio has no policy with respect to the capitalization of issuers in which it may invest and may invest in securities of all market capitalizations (small, mid and large capitalization companies). The securities held by the Portfolio may include common and preferred stock, options and futures contracts, privately negotiated options, and shares of investment companies. The Portfolio seeks to achieve its objective by allocating its assets among a professionally selected group of one or more sub-advisors that employ a variety of investment techniques and strategies. By allocating its assets among one or more sub-advisors, the Portfolio seeks to achieve its investment objective with less risk and lower volatility than if the Portfolio utilized a single manager or single strategy approach. The Advisor believes that allocating among dissimilar investment styles that utilize different investment strategies and securities provides greater diversification against any market or sector related event volatility. Such a non-correlative approach among styles is expected to mitigate near-term volatility, as volatility in one sector or style may be offset by lack of volatility or volatility in the opposite direction in another sector or style.

The Long/Short Equity Portfolio may invest in foreign securities (including those from developing countries), depositary receipts relating to foreign securities and may enter into equity, interest rate, index and currency rate swap agreements. Derivative instruments in which the Portfolio may invest include options, futures and swaps. The Portfolio invests in these types of instruments to both reduce risk through hedging, or to take market risk. The Portfolio may invest a substantial portion of its assets in securities that are not publicly traded, but that are eligible for purchase and sale by certain qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended, as well as other restricted securities. While the Portfolio may invest a substantial portion of its assets in restricted securities, it may not invest more than 15% of its net assets in illiquid securities. The Portfolio may also invest up to 100% of their assets in shares of other investment companies that invest in the types of securities mentioned above, including shares of other ETFs. The Advisor expects that the Portfolio’s investment strategy may result in a portfolio turnover rate in excess of 100% on an annual basis.
Same (except that references to the Target Portfolio are changed to the Acquiring Fund).

Long/Short Equity Portfolio (Target Portfolio)	Long/Short Equity Fund (Acquiring Fund)

Principal Investment Strategies and Policies
The Advisor seeks to employ various investment strategies whose performance is not correlated with major financial market indices. The Advisor believes that the use of such strategies may mitigate losses in generally declining markets because the Long/Short Equity Portfolio will be invested in one or more non-correlated strategies. However, there can be no assurance that losses will be avoided. Investment strategies that have historically been non-correlated or demonstrated low correlations to one another or to major world financial market indices may become correlated at certain times, such as during a liquidity crisis in global financial markets. During such periods, certain hedging strategies may cease to function as anticipated. A brief description of the long/short equity investment strategy to be employed by the Portfolio, including the fixed-income component of the strategy, is included below.

•      Long/Short Equity - These strategies are designed to take long and short positions by trading in common stock and preferred stock of U.S. and foreign issuers in an attempt to achieve capital appreciation. The Long/Short Equity Sub-Strategies include the following:

o      Long/Short Equity – Generalist. Long/Short Equity Generalist strategies maintain positions both long and short in primarily equity and equity derivative securities. A wide variety of investment processes can be employed to arrive at an investment decision, including both quantitative and fundamental techniques; strategies are broadly diversified and can range broadly in terms of levels of net exposure, leverage employed, holding period, concentrations of market capitalizations and valuation ranges of typical portfolios. Long/Short Equity Generalist managers would typically maintain at least 50% exposure to, and may in some cases be entirely invested in, equities—both long and short.

o      Long/Short Equity Sector Focused. Long/Short Equity Sector Focused strategies employ investment processes designed to identify opportunities in securities in specific niche areas of the market in which a manager maintains a level of expertise which exceeds that of a market generalist in identifying companies engaged in the production and procurement of inputs to industrial processes, and implicitly sensitive to the direction of price trends as determined by shifts in supply and demand factors, and implicitly sensitive to the direction of broader economic trends. Long/Short Equity Sector Focused strategies typically maintain a primary focus in this area or expect to maintain in excess of 50% of portfolio exposure to these sectors over various market cycles.
Same (except that references to the Target Portfolio are changed to the Acquiring Fund).

Long/Short Equity Portfolio (Target Portfolio)	Long/Short Equity Fund (Acquiring Fund)

o      Long/Short Equity International. Long/Short Equity International strategies employ investment processes designed to identify opportunities in securities in specific niche areas of the global non-US market, in which a manager maintains a level of expertise which exceeds that of a market generalist in identifying companies engaged in the production and procurement of inputs to industrial processes, and implicitly sensitive to the direction of price trends as determined by shifts in supply and demand factors, and implicitly sensitive to the direction of broader economic trends. Long/Short Equity International strategies typically maintain a primary focus in this area and expect to maintain in excess of 50% of portfolio exposure to non-US securities.

o      Variable Biased Strategies. Variable Biased strategies may vary the investment level or the level of long and/or short exposure over market cycles, but the primary distinguishing characteristic is that the manager seeks to drive performance through tactical adjustments to gross and net market exposures. Variable Biased strategies employ analytical techniques in which the investment thesis is predicated on assessment of the valuation characteristics of the underlying companies as well as the global economic environment. The investment theses may be fundamental or technical in nature and a manager has a particular focus above that of a market generalist.
Same (except that references to the Target Portfolio are changed to the Acquiring Fund).

	Target Portfolio	Acquiring Fund
Form of Organization
Diversified series of the UFT Trust, an open-end management investment company organized as a Delaware statutory trust. The Trustees of UFT Trust who are not interested persons of the UFT Trust (as defined in the 1940 Act) are the same as the trustees of the TAS Trust who are not interested persons of the TAS Trust.

Diversified series of the TAS Trust, an open-end management investment company organized as a Delaware statutory trust. The Trustees of TAS Trust who are not interested persons of the TAS Trust (as defined in the 1940 Act) are the same as the trustees of the UFT Trust who are not interested persons of the UFT Trust.

Distribution	The Target Portfolio does not have a distributor because investments in the Target Portfolio are not publicly offered or sold.
Hatteras Capital Distributors, LLC, 6601 Six Forks Road, Suite 340, Raleigh, NC 27615 (the “Distributor”) serves as the principal underwriter and national distributor for the shares of the Acquiring Fund. The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934 (the “1934 Act”) and each state’s securities laws and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). The offering of the Acquiring Fund’s shares is continuous. The Distributor is an affiliate of the Advisor. Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202 (“Quasar”), serves as the Acquiring Fund’s sub-distributor. Quasar is an affiliate of U.S. Bancorp Fund Services, LLC (“USBFS”). Quasar and USBFS are controlled by U.S. Bank National Association, the Acquiring Fund’s and Target Portfolio’s custodian.

Differences in Distribution
The Acquiring Fund uses Hatteras Capital Distributors, LLC as its distributor. The Target Portfolio does not have a distributor because investments in the Target Portfolio are not publicly offered or sold.

Target Portfolio	Acquiring Fund
Purchase and Sale of Shares
Investments in the Target Portfolio are sold solely in selling agent transactions that do not involve any “public offering” within the meaning of Section 4(2) of the Securities and Exchange Act of 1933 (the “1933 Act”). Investments in the Target Portfolio may be made only by regulated investment companies, unregulated foreign investment companies, U.S. and non-U.S. institutional investors, S corporations, segregated asset accounts, insurance company separate accounts and certain qualified pension and retirement plans.

You may purchase, exchange or redeem Acquiring Fund shares on any business day by written request via mail ((fund name), c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701), by telephone at 1-877-569-2382, or through a financial intermediary. You may also purchase and redeem Acquiring Fund shares by wire transfer. Investors who wish to purchase, exchange or redeem Acquiring Fund shares through a financial intermediary should contact the financial intermediary directly. There are no investment minimums for Class H shares of the Acquiring Fund. Other classes of shares may be available through a separate Prospectus, which investors should read before purchasing such shares.

Differences in the Purchase and Sale of Shares	The Target Portfolio is not publicly offered or sold. Shares of the Acquiring Fund may be purchased, exchanged, or redeemed through USBFS or a financial intermediary.
Exchange Privilege
The Acquiring Fund may exchange its interest in the Target Portfolio for an interest in any other series offered by the UFT Trust. The Acquiring Fund should carefully read the Prospectus of the other series before exchanging shares into that series. Be advised that exercising the exchange privilege consists of two transactions: a withdrawal of interest in one series and the contribution of interest in another. The Acquiring Fund should request any exchange prior to market close to obtain that day’s NAV. Exchange requests received after the close of the NYSE will be treated as though received on the next business day.

The Acquiring Fund may exchange its Class H shares for Class H shares of any other mutual fund in the TAS Trust. The Acquiring Fund should carefully read the Prospectus of the other fund before exchanging shares into that fund. Be advised that exercising the exchange privilege consists of two transactions: a sale of shares of a fund and the purchase of shares in another. Further, exchanges may have certain tax consequences and a shareholder could realize short- or long-term capital gains or losses. Exchanges are generally made only between identically registered accounts unless you send written instructions with a signature guarantee requesting otherwise. The Acquiring Fund should request its exchange prior to market close to obtain that day’s NAV per share. Exchange requests received after the close of the NYSE will be treated as though received on the next business day.

Fundamental and Non-Fundamental Investment Restrictions
For a more complete description of the Target Portfolio’s fundamental and non-fundamental investment restrictions, see Appendix B1.

In general, the Target Portfolio has adopted fundamental policies that, subject to certain exceptions, limit or restrict the Portfolio with respect to the following activities: (1) issuing senior securities, (2) borrowing money, (3) acting as an underwriter of securities issued by others, (4) concentrating its investments in any particular industry or group of industries, (5) purchasing or selling real estate or real estate mortgage loans, (6) lending any of its assets, (7) pledging, mortgaging or hypothecating its assets, except to secure borrowings or with respect to a securities lending program, and (8) purchasing or selling commodities or commodity contracts.

The Target Portfolio has adopted non-fundamental policies that, subject to certain exceptions, limit or restrict the Portfolio with respect to the following activities: (1) investing more than 15% of its net assets in illiquid securities, (2) selling short securities, (3) selling covered call options or investing in put options, and (4) purchasing securities of other investment companies.

For a more complete description of the Acquiring Fund’s fundamental and non-fundamental investment restrictions, see Appendix B2.
In general, the Acquiring Fund has adopted fundamental policies that, subject to certain exceptions, limit or restrict the Fund with respect to the following activities: (1) issuing senior securities, (2) borrowing money, (3) acting as an underwriter of securities issued by others, (4) concentrating its investments in any particular industry or group of industries, (5) purchasing or selling real estate or real estate mortgage loans, (6) lending any of its assets, (7) pledging, mortgaging or hypothecating its assets, except to secure borrowings or with respect to a securities lending program, and (8) purchasing or selling commodities or commodity contracts.

The Acquiring Fund has adopted non-fundamental policies that, subject to certain exceptions, limit or restrict the Fund with respect to the following activities: (1) investing more than 15% of its net assets in illiquid securities, (2) selling short securities, (3) selling covered call options or investing in put options, and (4) purchasing securities of other investment companies.

Comparison of Principal Risks

A summary of the principal risks of investing in the Target Portfolio and Acquiring Fund is set forth below. References to the “Fund” apply equally to the Acquiring Fund and the Target Portfolio, as the principal risks of the Target Portfolio and the Acquiring Fund are the same.

Losing all or a portion of your investment is a risk of investing in the Acquiring Fund and Target Portfolio. The following additional risks could affect the value of your investment:

•	Aggressive Investment Risks: The Fund may employ investment strategies that involve greater risks than the strategies used by typical mutual funds, including short sales (which involve the risk of an unlimited increase in the market of the security sold short, which could result in a theoretically unlimited loss), leverage, and derivative transactions. Although the Fund may use hedged strategies, there is no assurance that hedged strategies will protect against losses or perform better than non-hedged strategies, and the Fund may use long only or short only strategies. The strategies employed by the Fund generally will emphasize hedged positions rather than non-hedged positions in securities and derivatives in an effort to protect against losses due to general movements in market prices; however, no assurance can be given that such hedging will be successful or that consistent returns will be achieved.

•	Derivative Securities Risks: The Fund may invest in derivative instruments. These are financial instruments that derive their performance from the performance of an underlying asset, index, and interest rate or currency exchange rate. Derivatives can be volatile and involve various types and degrees of risks, depending upon the characteristics of a particular derivative. Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in a derivative could have a large potential impact on the performance of the Fund. The Fund could experience a loss if derivatives do not perform as anticipated, or are not correlated with the performance of other investments that they are used to hedge, or, if a derivative instrument is unable to be liquidated because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

•	Foreign Securities Risks: The Fund may invest in foreign securities, foreign currency contracts, and depositary receipts relating to foreign securities. Investments in foreign financial markets, including developing countries, present political, regulatory, and economic risks that are significant and that may differ in kind and degree from the risks presented by investments in the U.S. financial markets. These may include changes in foreign currency exchange rates or controls, greater price volatility, differences in accounting standards and policies and in the type and nature of disclosures required to be provided by foreign issuers, substantially less liquidity, controls on foreign investment, and limitations on repatriation of invested capital. The exposure of the Fund to developing country financial markets may involve greater risk than a portfolio that invests only in developed country financial markets.

•	Hedging Risks: The Fund may engage in various hedging practices, including by using short sales and put and call options, which entail substantial risks. For example, options transactions involve special risks that may make it difficult or impossible to unwind a position when a Fund desires.

•
High Portfolio Turnover Risk: The Fund’s investment strategy may result in high turnover rates. In addition, the Fund’s portfolio turnover rate may increase in response to meeting liquidity needs or increased market volatility, or both. A high portfolio turnover rate may increase the Fund’s short-term capital appreciation and increase brokerage commission costs. To the extent that the Fund experiences an increase in brokerage commissions due to a higher turnover rate, the performance of the Fund could be negatively impacted by the increased expenses incurred by the Fund. Rapid portfolio turnover also exposes shareholders to a higher current realization of capital gains and this could cause you to pay higher taxes.

•	Illiquid Securities Risk: Illiquid securities involve the risk that the securities will not be able to be sold at the time or prices desired by the Fund. Illiquid securities are not readily marketable and may include some restricted securities that may be resold to qualified institutional buyers in private transactions but otherwise would not have a regular secondary trading market.

•	Market Risk The value of equity securities and other investments owned by the Fund may decline, at times sharply and unpredictably, because of economic changes or other events in the U.S. or abroad that affect individual issuers, sectors or large portions of the market.

•	Options and Futures Risks: The Fund may invest in options and futures contracts. The Fund also may invest in so-called “synthetic options” or other derivative instruments written by broker-dealers or other financial intermediaries. Options transactions may be effected on securities exchanges or in the over-the-counter market. When options are purchased over-the-counter, the Fund bears the risk that the counter-party that wrote the option will be unable or unwilling to perform its obligations under the option contract. Such options may also be illiquid, and in such cases, it may be difficult to close out such positions.

The Fund may purchase and sell call and put options in respect of specific securities, and may write and sell covered or uncovered call and put options. A call option gives the purchaser of the call option, in return for a premium paid, the right to buy the security underlying the option from the writer of the call option at a specified exercise price within a specified time frame. A put option gives the purchaser of the put option, in return for a premium paid, the right to sell the underlying security to the writer of the put option at a specified price within a specified time frame. A covered call option is a call option with respect to an underlying security that the Fund owns. A covered put option is a put option with respect to which the Fund has segregated cash or liquid securities to fulfill the obligation by the option. The purchaser of a put or call option runs the risk of losing his entire investment, paid as the premium, in a relatively short period of time if the option is not “covered” at a gain or cannot be exercised at a gain prior to expiration. The un-covered writer of a call option is subject to a risk of loss if the price of the underlying security should increase and the un-covered writer of a put option is subject to a risk of loss if the price of the underlying security should decrease.

To the extent the Fund enters into futures contracts on exchanges located outside of the U.S., the Fund may be subject to greater risk potential than similar transactions in domestic markets. For example, some foreign exchanges are principal markets, so that no common clearing facility exists and that an investor may look only to the broker or counterparty for the performance of the contract. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the Commodity Futures Trading Commission (the “CFTC”). The Fund may not be able to invest in certain foreign futures and option contracts that have not been approved for sale by U.S. persons.

No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day.

•	Shares of Other Investment Companies Risks: The Fund may invest in or sell short shares of other investment companies, including ETFs as a means to pursue its investment objective. As a result of this policy, your cost of investing in the Fund will generally be higher than the cost of investing directly in such other investment companies. You will indirectly bear fees and expenses charged by the other investment companies in addition to the Fund’s direct fees and expenses. Furthermore, the use of this strategy could affect the timing, amount and character of distributions to you and therefore may increase the amount of taxes payable by you. The market price of ETF shares may trade at a discount to their net asset value or an active trading market for ETF shares may not develop or be maintained. Additionally, trading of ETF shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or security-specific or market-wide “circuit breakers” (which are tied to large decreases in stock prices) are activated and halt trading in the ETF’s shares or in stocks generally. ETFs in which the Fund invests typically will not be able to replicate exactly the performance of the indices they track.

•	Short Sales Risks: If a security sold short increases in price, the Fund may have to cover the applicable short position at a higher price than the short sale price, resulting in a loss. The Fund will ordinarily engage in short sales where they do not own or have the immediate right to acquire the security sold short, and as such must borrow those securities to make delivery to the buyer under the short sale transaction. The Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions earlier than it had expected. Thus, the Fund may not be able to successfully implement its short sale strategy due to limited availability of desired securities or for other reasons. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the Fund.

Until the security borrowed in connection with a short sale is replaced, the Fund may be required to maintain a segregated account of cash or liquid assets with a broker or custodian to cover the short position. Generally, securities held in a segregated account cannot be sold unless they are replaced with other liquid assets. The Fund’s ability to access the pledged collateral may also be impaired in the event the broker becomes bankrupt, insolvent, or otherwise fails to comply with the terms of the contract. In such instances, the Fund may not be able to substitute or sell the pledged collateral and may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. Additionally, the Fund must maintain sufficient liquid assets (less any additional collateral pledged to the broker), marked-to-market daily, to cover the borrowed securities obligations. This may limit the Fund’s investment flexibility, as well as its ability to meet other current obligations.

In times of unusual or adverse market, economic, regulatory, or political conditions, the Fund may not be able, fully or partially, to implement its short selling strategy. Periods of unusual or adverse market, economic, regulatory or political conditions generally may exist for as long as six months and, in some cases, much longer.

•	Smaller Capitalization Risks: The Fund may invest in securities without regard to market capitalization. Investments in securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies, because these securities typically are traded in lower volume and issuers are more typically subject to changes in earnings and future earnings prospects.

•	Swap Agreement Risks: The Fund may enter into equity, interest rate, index, credit default, and currency rate swap agreements. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns earned on specific assets, such as the return on, or increase in value of, a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. A swap contract may not be assigned without the consent of the counter-party, and may result in losses in the event of a default or bankruptcy of the counter-party. The Fund bears the risk that the counter-party that entered into a swap agreement will be unable or unwilling to perform its obligations under the swap agreement.

Comparison of Fees and Expenses. The following summary shows the fees and expenses for the Target Portfolio for the period ended June 30, 2016 and the pro forma fees and expenses for the Class H shares of the Acquiring Fund for the period ended June 30, 2016 assuming the Reorganization had occurred prior to the start of the period. The fees and expenses shown in the table below for the Target Portfolio reflect the termination of the Target Portfolio’s Operating Services Agreement. Prior to July 1, 2016, the Target Portfolio, pursuant to an Operating Services Agreement, paid the Adviser an annual fee in exchange for the Adviser providing or arranging to provide, and paying all fees and expenses associated with, the day-to-day operations of the Target Portfolio. If the Reorganization is consummated, holders of shares of the Target Portfolio will receive Class H shares of the Acquiring Fund. The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Target Portfolio or the Class H shares of the Acquiring Fund.

Pro Forma Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Current Fees and Expenses of the Target Portfolio		Pro Forma Annual Fund Operating Expenses of the Acquiring Fund’s Class H Shares
Management Fees		1.75%		1.75%
Distribution and Service (Rule 12b-1) Fees		None		None
Other Expenses		1.84%(1)		1.92%
Interest Expense and Dividends on Short Positions of Underlying Funds	1.51%		1.52%
Total Annual Fund Operating Expenses(2)		3.59%		3.67%
Less Expense Reimbursements		-0.08%		-0.16%
Net Annual Fund Operating Expenses		3.51%		3.51%
(1)	Other Expenses have been restated to reflect current fees as a result of the termination of the Target Portfolio’s Operating Services Agreement.
(2)
The net fees and expenses of the Target Portfolio and Acquiring Fund’s Class H (which exclude brokerage commissions and portfolio trading transfer tax, interest on Fund borrowings, dividends and interest paid on short sales, taxes, acquired fund fees and expenses associated with investments in non-affiliated investment companies, litigation and other extraordinary expenses) do not exceed 2.00% and 1.99% of the average daily net assets for the Target Portfolio and the Acquiring Fund’s Class H shares, respectively (the “Expense Caps”). Hatteras Funds, LP (“the Advisor”) has contractually agreed to pay expenses of the Target Portfolio and the Fund to ensure that their Total Annual Fund Operating Expenses do not exceed the Expense Caps. The Expense Caps will remain in effect through at least June 30, 2017 for the Target Portfolio and April 30, 2018 for the Acquiring Fund’s Class H shares, and may be terminated only by the Board. The Advisor is permitted to recoup expense reimbursements made during the prior three fiscal years, so long as such recoupments do not cause the Fund to exceed the Expense Caps and the expense limits in place at the time of such reimbursement.

The Advisor has contractually agreed to pay expenses of both the Target Portfolio and the Acquiring Fund to ensure that the Target Portfolio and the Acquiring Fund’s Class H shares’ Total Annual Fund Operating Expenses (excluding brokerage commissions and portfolio trading transfer tax, interest on Fund borrowings, dividends and interest paid on short sales, taxes, acquired fund fees and expenses associated with investments in non-affiliated investment companies, litigation and other extraordinary expenses) do not exceed the Expense Caps through at least June 30, 2017 for the Target Portfolio and April 30, 2018 for the Acquiring Fund’s Class H shares.  The operating expenses limitation agreement can only be terminated upon a vote of the TAS Board. Any payment of expenses made by the Advisor may be recouped by the Advisor in subsequent fiscal years if the Advisor so requests. This recoupment may be requested if the aggregate amount actually paid by the Portfolio or Fund toward operating expenses for such fiscal year (taking into account the recoupment) does not exceed the applicable limitation on the Portfolio or Fund’s expenses at the time of reimbursement or at the time of recoupment. The Advisor is permitted to recoup expense payments made in the prior three fiscal years from the date the Fund or Portfolio expenses were paid, subject to these limitations. Any such recoupment is contingent upon the subsequent review and ratification of the recouped amounts by the Board. The Fund and Portfolio must pay their applicable current ordinary operating expenses before the Advisor is entitled to any recoupment of fees and/or expenses. No changes to the expense limitations are being proposed.

Example of Effect on Fund Expenses. The Example is intended to help you understand the costs of investing in the Target Portfolio and the Class H shares of the Acquiring Fund, which, assuming the Reorganization has been completed, are the same. The Example assumes that you invest $10,000 in the Target Portfolio or Class H shares of the Acquiring Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, and that the total annual operating expenses remain the same (taking into account the Expense Cap only in the first year). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Long/Short Equity Portfolio	$354	$1,093	$1,853	$3,848
Acquiring Fund Class H	$354	$1,108	$1,884	$3,913

Performance Information. The following performance information indicates some of the risks of investing in the Target Portfolio and the Acquiring Fund. Prior to the Reorganization, the Acquiring Fund operated as a fund-of-funds, investing primarily in a portfolio of one or more affiliated investment companies. The performance shown reflects the performance of the Institutional Class shares of the Acquiring Fund (offered through a separate Prospectus) when it operated as a fund-of-funds.

The bar charts show the performance of the Acquiring Fund’s Institutional Class shares and the Target Portfolio’s shares from year to year. The tables illustrate how the Acquiring Fund’s Institutional Class shares’ and the Target Portfolio’s shares’ average annual returns for 1 year, 5 years (as applicable) and since inception compare with those of a broad measure of market performance. The Acquiring Fund’s and Target Portfolio’s past performance, before and after taxes, does not necessarily indicate how it will perform in the future. Updated performance information for the Acquiring Fund is available on the Fund’s website at hatterasfunds.com/performance or by calling the Fund toll-free at 1-877-569-2382. Performance is not shown for the Acquiring Fund’s Class H shares because the Class H shares had not commenced operations as of December 31, 2015.

Calendar Year Total Returns

Long/Short Equity Portfolio

Long/Short Equity Fund

During the period of time shown in the bar chart, (i) the Long/Short Equity Portfolio’s shares’ highest quarterly return was 6.21% for the quarter ended September 30, 2009, and the lowest quarterly return was -13.32% for the quarter ended December 31, 2008, and (ii) the Long/Short Equity Fund’s Institutional Class shares’ highest quarterly return was 5.50% for the quarter ended March 31, 2013, and the lowest quarterly return was -5.51% for the quarter ended September 30, 2015.

Average Annual Total Returns
For the Periods Ended December 31, 2015
	1 Year	5 Years	Since Inception (5/2/2011)(1)	Since Inception (5/1/2006)(2)
Long/Short Equity Portfolio Shares
Return Before Taxes	1.44%	5.16%	N/A	-1.95%
Return After Taxes on Distributions	1.44%	5.16%	N/A	-1.97%
Return After Taxes on Distributions and Sale of Fund Shares	0.81%	4.02%	N/A	-1.46%
Long/Short Equity Fund—Institutional Class Shares
Return Before Taxes	0.93%	N/A	3.68%	N/A
Return After Taxes on Distributions	0.66%	N/A	2.54%	N/A
Return After Taxes on Distributions and Sale of Fund Shares	0.75%	N/A	2.86%	N/A
HFRX Equity Hedge Index (reflects no deduction for fees, expenses, or taxes)	-2.33%	-1.36%	-0.60%	-0.92%
S&P 500 Total Return Index	1.38%	12.57%	11.48%	7.01%
(1) Long/Short Equity Fund Institutional Class Shares
(2) Long/Short Equity Portfolio

The HFRX Equity Hedge Index is engineered to achieve representative performance of a larger universe of funds employing Equity Hedge Strategies. Equity Hedge Strategies maintain positions both long and short in primarily equity and equity derivative securities. A wide variety of investment processes can be employed to arrive at an investment decision, including both quantitative and fundamental techniques; strategies can be broadly diversified or narrowly focused on specific sectors and can range broadly in terms of levels of net exposure, leverage employed, holding period, concentrations of market capitalizations and valuation ranges of typical portfolios. Equity Hedge managers would typically maintain at least 50%, and may in some cases be substantially invested in equities, both long and short.

After–tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. Furthermore, the after-tax returns are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs. The Return After Taxes on Distributions and Sale of Fund Shares is higher than other return figures when a capital loss occurs upon the redemption of shares.

Portfolio Turnover. The Target Portfolio and Acquiring Fund pay transaction costs, such as commissions, when they buy and sell securities (or “turn over” their portfolios). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Target Portfolio’s and the Acquiring Fund’s performance. Following the consummation of the Reorganization, the portfolio turnover rate of the Acquiring Fund is expected to be similar to that of the Target Portfolio because the Acquiring Fund will no longer operate using a fund-of-funds structure. During the most recent fiscal year, the Target Portfolio’s and Acquiring Fund’s portfolio turnover rates were as follows:

Long/Short Equity Fund	42%
Long/Short Equity Portfolio	726%

Federal Income Tax Consequences. As a non-waiveable condition to the Reorganization, the Target Portfolio and the Acquiring Fund will have received an opinion of counsel to the effect that the Reorganization should qualify as a tax-free reorganization for federal income tax purposes within the meaning of Section 368(a)(1) of the Code. Accordingly, none of the Target Portfolio, the Acquiring Fund, or their shareholders should recognize any gain or loss for federal income tax purposes as a result of the Reorganization, except for (A) gain or loss that may be recognized with respect to “section 1256 contracts” as defined in Section 1256(b) of the Code, (B) gain that may be recognized with respect to stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognized upon the transfer of an asset regardless of whether such transfer would otherwise be a nonrecognition transaction under the Code. In addition, the tax basis and the holding period of the Acquiring Fund shares received by each shareholder of the Target Portfolio in the Reorganization should be the same as the tax basis and holding period of the Target Portfolio shares given up by such shareholder in the Reorganization; provided that, with respect to the holding period for the Acquiring Fund shares received, the Target Portfolio’s shares given up must have been held as capital assets by the shareholder. See “Information About the Reorganization – Federal Income Tax Consequences,” below.

Capitalization. Class H shares of the Acquiring Fund have not yet been offered to the public. The following table sets forth the capitalization of the Target Portfolio and that of the Class H shares of the Acquiring Fund on a pro forma basis, as of June 30, 2016 as if the Reorganization was consummated on June 30, 2016. The Class H of the Acquiring Fund will not have any assets until after the closing of the Reorganization, but the table reflects the amount each such class would have if the Closing Date were December 31, 2015.

Fund Capitalization as of June 30, 2016	Net Assets	Shares Outstanding	Net Asset Value Per Share

Long/Short Equity Portfolio	$73,291,331	9,614,116	$7.62

Long/Short Equity Fund Class A	2,306,821	268,676	8.59
Long/Short Equity Fund Institutional Class	18,544,424	2,123,158	8.73
Long/Short Equity Fund Class H (pro forma) (1)	52,809,773	6,927,870	7.62
Long/Short Equity Fund All Classes (pro forma) (2)	73,661,018	9,319,704	--

(1)
As part of the Reorganization, the Target Portfolio will distribute the Acquiring Fund Class H shares to the Acquiring Fund in the same manner that each other shareholder of the Target Portfolio receives such Acquiring Fund Class H shares. The Class H shares distributed to the Acquiring Fund will be cancelled upon receipt, and consequently, upon consummation of the Reorganization, the Acquiring Fund Class H’s net assets and shares outstanding will be less than the net assets and shares outstanding of the Target Portfolio as of such date.

(2)
As of June 30, 2016, the Long/Short Equity Fund invested 98.2% of its net assets in shares of the Target Portfolio. To the extent such amount was less than 100%, the Acquiring Fund’s net assets and shares outstanding, assuming the Reorganization was consummated on June 30, 2016, would have been greater than the net assets and shares outstanding of the Target Portfolio as of such date.

* * * * * * * * * * * * *

The preceding is only a summary of certain information contained in this Proxy Statement relating to the Reorganization. This summary is qualified by reference to the more complete information contained elsewhere in this Proxy Statement, the Target Portfolio’s Prospectus and Statement of Additional Information, and the Plan. Shareholders should read this entire Proxy Statement carefully.

INFORMATION ABOUT THE REORGANIZATION

Reasons for the Reorganization. As discussed in the Introduction above, at the Board Meeting, the Advisor recommended that the Board of each of the Trusts approve the reorganization of the Target Portfolio into the Acquiring Fund and that the Board of the TAS Trust approve the implementation of the New Management Fee and Manager of Managers Arrangement for the Acquiring Fund to simplify the operating structure of the Acquiring Fund and create a more efficient and effective operating structure. If the New Management Fee and Manager of Managers Arrangement for the Acquiring Fund are approved by its shareholders and the Reorganization is consummated, the Acquiring Fund will implement its investment objective by investing directly in the types of securities and other investments in which the Target Portfolio currently invests, rather than using a fund-of-funds structure to invest in the Target Portfolio.

The Advisor believes that the operating structure following the Reorganization will be easier for investors to understand, easier to manage, and at least as cost effective for shareholders as the current structure. Following their consideration of the Advisor’s recommendation, the Board of the TAS Trust approved the implementation of the New Management Fee and Manager of Managers Arrangement, and the Board of each of the Trusts approved the Reorganization, subject to approval by the shareholders of the Acquiring Fund of the New Management Fee and Manager of Managers Arrangement.

Following the Reorganization, the Advisor will continue to be the investment advisor to the Acquiring Fund, and certain of the sub-advisors (described below) of the Target Portfolio will become sub-advisors of the Acquiring Fund.

Agreement and Plan of Reorganization. The Plan sets forth the terms by which the Target Portfolio will be reorganized into the Acquiring Fund. The form of the Plan is attached as Appendix A and the description of the Plan contained herein is qualified in its entirety by the attached Plan. The following sections summarize the material terms of the Plan and the federal income tax treatment of the reorganization.

The Reorganization. The Plan provides that upon the transfer of all of the assets and liabilities of the Target Portfolio to the Acquiring Fund, the Acquiring Fund will issue to the Target Portfolio that number of full and fractional Acquiring Fund Class H shares having an aggregate net asset value equal in value to the aggregate net asset value of the Target Portfolio, calculated as of the closing date of the Reorganization (the “Closing Date”). The Target Portfolio will redeem its shares in exchange for the Acquiring Fund Class H shares received by it and will distribute such shares to the shareholders of the Target Portfolio in complete liquidation of the Target Portfolio. Target Portfolio shareholders will receive the Acquiring Fund Class H shares based on their respective holdings in the Target Portfolio as of the close of business on the Closing Date (the “Valuation Time”).

Upon completion of the Reorganization, each shareholder of the Target Portfolio will own that number of full and fractional Class H shares of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of such shareholder’s shares held in the Target Portfolio as of the Valuation Time. Such shares will be held in an account with the Acquiring Fund identical in all material respects to the account currently maintained by the Target Portfolio for such shareholder.

Until the Valuation Time, shareholders of the Target Portfolio will continue to be able to redeem their shares at the net asset value next determined after receipt by the Target Portfolio’s transfer agent of a redemption request in proper form. Redemption and purchase requests received by the transfer agent after the Valuation Time will be treated as requests received for the redemption or purchase of shares of the Acquiring Fund received by the shareholder in connection with the Reorganization. After the Reorganization, all of the issued and outstanding shares of the Target Portfolio will be canceled on the books of the Target Portfolio and the transfer agent’s books of the Target Portfolio will be permanently closed.

The Reorganization is subject to a number of conditions, including, without limitation, the receipt of a legal opinion from counsel addressed to the UFT Trust and TAS Trust with respect to certain tax issues, as more fully described in “Federal Income Tax Consequences” below, and the parties’ performance in all material respects of their respective agreements and undertakings in the Plan. Assuming satisfaction of the conditions in the Plan, the Closing Date of the Reorganization will be on or about December 9, 2016, or such other date(s) as the parties may agree.

The Plan may not be changed except by an agreement signed by each party to the Plan.

Federal Income Tax Consequences. Subject to the assumptions and limitations discussed below, the following discussion describes the material U.S. federal income tax consequences of the Reorganization to shareholders of the Target Portfolio. This discussion is based on the Code, applicable Treasury regulations, and federal administrative interpretations and court decisions in effect as of the date of this proxy statement/prospectus, all of which may change, possibly with retroactive effect. Any such changes could alter the tax consequences described in this summary.

This discussion of material U.S. federal income tax consequences of the Reorganization does not address all aspects of U.S. federal income taxation that may be important to a holder of the Target Portfolio’s shares in light of that shareholder’s particular circumstances or to a shareholder subject to special rules.

In addition, this discussion does not address any other state, local or foreign income tax or non-income tax consequences of the Reorganization or of any transactions other than the Reorganization.

Note: Target Portfolio and Acquiring Fund shareholders are urged to consult their own tax advisors to determine the particular U.S. federal income tax or other tax consequences to them of the Reorganization and the other transactions contemplated herein.

The Trusts will each receive an opinion from the law firm of Drinker Biddle & Reath LLP (“Drinker”), substantially to the effect that, based on certain facts, assumptions and representations made by the Trusts, on the basis of existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes:

(a)	The Reorganization will constitute a tax-free reorganization within the meaning of Section 368(a) of the Code, and both the Target Portfolio and the Acquiring Fund will be a party to a reorganization within the meaning of Section 368(b) of the Code.

(b)	No gain or loss will be recognized by the Target Portfolio (i) upon the transfer of all of its assets to the Acquiring Fund in exchange solely for the Acquiring Fund shares and the assumption by the Acquiring Fund of the Target Portfolio’s liabilities, except for (A) gain or loss that may be recognized with respect to “section 1256 contracts” as defined in Section 1256(b) of the Code, (B) gain that may be recognized with respect to stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognized upon the closing of a taxable year or upon the transfer of an asset regardless of whether such transfer would otherwise be a nonrecognition transaction under the Code; or (ii) upon the distribution of the Acquiring Fund shares to the shareholders of the Target Portfolio in exchange for their shares of the Target Portfolio.

(c)	No gain or loss will be recognized by the Acquiring Fund upon the receipt by it of all of the assets of the Target Portfolio in exchange solely for Acquiring Fund shares and the assumption by the Acquiring Fund of the liabilities of the Target Portfolio.

(d)	The adjusted tax basis of the assets of the Target Portfolio received by the Acquiring Fund will be the same as the adjusted tax basis of such assets to the Target Portfolio immediately prior to the Reorganization, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Target Portfolio on the transfer.

(e)	The holding period of the assets of the Target Portfolio received by the Acquiring Fund will include the holding period of those assets in the hands of the Target Portfolio immediately prior to the Reorganization, other than assets with respect to which gain or loss is required to be recognized.

(f)	No gain or loss will be recognized by the shareholders of the Target Portfolio upon the exchange of their Target Portfolio shares for the Acquiring Fund shares (including fractional shares to which they may be entitled) received in the Reorganization and the assumption by the Acquiring Fund of the liabilities of the Target Portfolio.

(g)	The aggregate adjusted tax basis of the Acquiring Fund shares received by the shareholders of the Target Portfolio other than the Acquiring Fund (including fractional shares to which they may be entitled) pursuant to the Reorganization will be the same as the aggregate adjusted tax basis of the Target Portfolio shares held by the Target Portfolio’s shareholders immediately prior to the Reorganization.

(h)	The holding period of the Acquiring Fund shares received pursuant to the Reorganization by the shareholders of the Target Portfolio other than the Acquring Fund (including fractional shares to which they may be entitled) will include the holding period of the Target Portfolio shares surrendered in exchange therefor, provided that the Target Portfolio shares were held as a capital asset on the Closing Date.

Net capital losses may be carried forward indefinitely and can be used to offset future capital gains. The Acquiring Fund will inherit the tax attributes of the Target Portfolio, including any available capital loss carryforwards, as of the Closing Date. For federal income tax purposes, the Target Portfolio did not have any capital loss carryforwards at December 31, 2015.

A successful challenge to the tax-free status of the Reorganization by the Internal Revenue Service (the “IRS”) would result in a Target Portfolio shareholder recognizing gain or loss with respect to each Target Portfolio share equal to the difference between that shareholder’s basis in the share and the fair market value, as of the time of the Reorganization, of the Acquiring Fund shares received in exchange therefor. In such event, a shareholder’s aggregate basis in the shares of the Acquiring Fund received in the exchange would equal such fair market value, and the shareholder’s holding period for the shares would not include the period during which such shareholder held Target Portfolio shares.

If any of the representations or covenants of the parties as described herein is inaccurate, the tax consequences of the transaction could differ materially from those summarized above. Furthermore, the description of the tax consequences set forth herein will neither bind the IRS, nor preclude the IRS or the courts from adopting a contrary position. No assurance can be given that contrary positions will not successfully be asserted by the IRS or adopted by a court if the issues are litigated. No ruling has been or will be requested from the IRS in connection with this transaction. No assurance can be given that future legislative, judicial or administrative changes, on either a prospective or retroactive basis, or future factual developments, would not adversely affect the accuracy of the conclusions stated herein. Therefore, shareholders may find it advisable to consult their own tax advisor as to the specific tax consequences to them under the federal income tax laws, as well as any consequences under other applicable state or local or foreign tax laws given each shareholder’s own particular tax circumstances.

Board Considerations.

The proposed Reorganization was presented to the Board of each of the TAS Trust and UFT Trust (collectively, the “Board” for this section) for consideration at meetings held on April 22, 2015 and December 9, 2015.  At the meetings, representatives of the Advisor provided, and the Board reviewed, detailed information about the proposed Reorganization.  For the reasons discussed below, the Trustees, including all of the Independent Trustees, determined that the Reorganization would be in the best interests of the Acquiring Fund, the Target Portfolio and their respective shareholders, and that the interests of existing shareholders in the Acquiring Fund and Target Portfolio would not be diluted as a result of the transactions contemplated by the Reorganization.

The Board considered the following matters, among others, in approving the Reorganization:

•	The Board considered that the proposed restructuring of the Acquiring Fund and Target Portfolio, specifically eliminating the current two trust “fund of funds” structure and replacing it with a more traditional mutual fund structure under the TAS Trust whereby the Advisor and the respective sub-advisors would be responsible for the management of the Fund, including that the proposed restructuring of the investment advisory fees as part of the overall restructuring, would be easier for shareholders and prospective investors to understand.

•	The Board considered that the Acquiring Fund existing after the Reorganization would acquire all of the assets and assume all of the liabilities of the Target Portfolio in return for receiving Class H shares of the Acquiring Fund being distributed to the shareholders of the Target Portfolio.

•	The Board reviewed the investment objectives, investment strategies and investment restrictions of both the Acquiring Fund and the Target Portfolio, discussed certain aspects of each, and concluded that the Fund will have a similar investment objective and substantially similar investment strategies as the Target Portfolio currently has.

•	The Board considered the tax consequences of the Reorganization and the requirement that the Fund and Portfolio receive an opinion from Drinker, counsel to the Fund and Portfolio, as to the tax-free treatment of the transaction. It was noted that under a tax-free reorganization, the Portfolio’s shareholders would not realize any gain or loss on the exchange of their shares for the Acquiring Fund’s shares. In addition, it was noted that the Fund shares received by the Portfolio shareholders should have the same tax basis as the Portfolio shares previously held, the tax basis of the assets of the Portfolio would be carried over to the Fund, and shareholders should not realize any gain or loss on the transaction.

•	The Board considered that the Reorganization was not expected to result in taxable income or gain or other adverse federal tax consequences to shareholders.

•	The Board considered that the investment advisory fee of the Acquiring Fund would be the same as the investment advisory fee of the Target Portfolio. The Board also noted that the Fund’s expense structure in effect ensured that the total operating expense ratio of the Fund would be no more than that which is currently being paid by the Target Portfolio.

•	The Board considered that the Advisor would be responsible for paying all of the costs and expenses relating to the proposed Reorganization, including the costs relating to the Special Meeting of Shareholders and the drafting of the proxy statement.

Furthermore, the Board considered that Rule 17a-8(a)(3) permits a merger of affiliated companies without obtaining shareholder approval if certain conditions are met as noted below:

•	No fundamental policy of the merging company is materially different from the fundamental policy of the surviving company;

•	No advisory contract between the merging company is materially different from an advisory contract of the surviving company;

•	Trustees of the merging company who are not interested persons of the merging company and who were elected by its shareholders, will comprise a majority of the trustees of the surviving company who are not interested persons of the surviving company; and

•	Any distribution fees authorized to be paid by the surviving company pursuant to Rule 12b-1 are no greater than the distribution fees of the merging company.

After consideration, the Board, including a majority of the Independent Trustees, concluded that the Reorganization would be in the best interests of the Fund and its shareholders and the Portfolio and its shareholders, and that the interests of existing shareholders in the Fund and Portfolio would not be diluted as a result of the transactions contemplated by the Reorganization. In reaching their decision, the Board did not identify any particular information that was controlling, and each Trustee individually may have attributed different weight to the various factors considered.

Costs and Expenses of the Reorganization. The Plan provides that all expenses in connection with the Reorganization will be borne by Hatteras Funds, and such expenses are expected to total approximately $40,000. Such expenses include, without limitation: (a) expenses associated with the preparation and filing of this Proxy Statement; (b) postage; (c) printing; (d) accounting fees; (e) costs to terminate the Target Portfolio; and (f) legal fees incurred by the UFT Trust and the TAS Trust. Neither the Target Portfolio nor the Acquiring Fund will incur any costs or expenses in connection with the Reorganization.

ADDITIONAL INFORMATION ABOUT THE FUNDS

Investment Advisor. The Target Portfolio’s and Acquiring Fund’s investment advisor is Hatteras Funds, LP, 6601 Six Forks Road, Suite 340, Raleigh, NC 27615. The Advisor is registered as an investment advisor with the Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended.

Investment Advisory Arrangements. Under the Investment Advisory Agreement between the Advisor and the UFT Trust (the “UFT Advisory Agreement”), the Advisor is entitled to receive a monthly management fee based upon the average daily net assets of the Portfolio at annual rate of 1.75%. A discussion regarding the basis for the Board’s most recent approval of the continuance of the UFT Advisory Agreement is available in the UFT Trust’s Annual Report dated December 31, 2015.

Under the TAS Advisory Agreement the Advisor will be entitled to receive a monthly management fee based upon the average daily net assets of the Acquiring Fund at an annual rate of 1.75% upon consummation of the Reorganization and shareholder approval of the new management fee (described below). The fee paid to the Advisor is higher than fees typically paid by other mutual funds. This higher fee is attributable in part to the higher expenses and the specialized skills associated with managing alternative investment strategies. A discussion of the factors that the Board considered in approving the TAS Advisory Agreement is available in the Acquiring Fund’s Annual Report dated December 31, 2015.

Subject to the authority of the Board of each of the Trusts, the Advisor is responsible for the overall management of both the Target Portfolio’s and the Acquiring Fund’s business affairs. The Advisor invests the assets of the Target Portfolio and the Acquiring Fund, either directly or by using sub-advisors, according to the Portfolio’s or Fund’s investment objective, policies and restrictions. Development of the Target Portfolio’s and Acquiring Fund’s portfolio investment strategies and allocations to sub-advisors is done on a team management basis. The Advisor furnishes at its own expense all of the necessary office facilities, equipment and personnel required for managing the assets of the Target Portfolio and Acquiring Fund.

Under the terms of the UFT Advisory Agreement, subject to the supervision of the UFT Board, the Advisor provides, or arranges to provide, essentially all day-to-day portfolio, administrative and operational services to the Target Portfolio. The Advisor pays all fees and expenses associated with the services it provides, including, but not limited to, expenses of legal compliance, shareholder communications and meetings of the shareholders. The Advisor pays all expenses related to marketing the Target Portfolio as well as related bookkeeping expenses.

To facilitate the efficient supervision and management of the sub-advisors by the Advisor and each Board, the Trusts and the Advisor applied for, and the SEC approved, an exemptive order that permits the Advisor, subject to certain conditions (including a no-action letter relating to the exemptive order) and approval by the applicable Board, but without shareholder approval, to hire new sub-advisors, change the terms of particular agreements with sub-advisors or continue the employment of existing sub-advisors after events that would otherwise cause an automatic termination of a sub-advisory agreement. Within 90 days of employing a new sub-advisor, shareholders will receive notification of the change.

The Advisor has contractually agreed to pay expenses of the Acquiring Fund to ensure that the Fund’s Net Annual Fund Operating Expenses (excluding brokerage commissions and portfolio trading transfer tax, interest on Fund borrowings, dividends and interest paid on short sales, taxes, acquired fund fees and expenses associated with investments in non-affiliated investment companies, litigation and other extraordinary expenses) do not exceed the annual rates described in the table below through at least April 30, 2018.  The Acquiring Fund’s operating expenses limitation agreement can only be terminated upon a vote of the TAS Board. Any payment of expenses made by the Advisor may be recouped by the Advisor in subsequent fiscal years if the Advisor so requests. This recoupment may be requested if the aggregate amount actually paid by the Acquiring Fund toward operating expenses for such fiscal year (taking into account the recoupment) does not exceed the applicable limitation on the Fund’s expenses at the time of reimbursement or at the time of recoupment. The Advisor is permitted to recoup expense payments made in the prior three fiscal years from the date the Fund expenses were paid, subject to these limitations. Any such recoupment is contingent upon the subsequent review and ratification of the recouped amounts by the Board. The Fund must pay current ordinary operating expenses before the Advisor is entitled to any recoupment of fees and/or expenses. No changes to the expense limitations are being proposed.

	Class A	Institutional Class
Long/Short Equity Fund	2.24%	1.99%

Sub-Advisors. The Advisor is responsible for selecting the sub-advisors for the Portfolio and the Fund. The sub-advisors will be engaged to manage the investments of the Portfolio or Fund in accordance with the Portfolio’s and Fund’s investment objective, policies and limitations and any investment guidelines established by the Advisor and the Board. Each sub-advisor will be responsible, subject to the supervision and control of the Advisor and the applicable Board, for the purchase, retention and sale of securities in the Portfolio’s or Fund’s investment portfolio under its management.

Each of the sub-advisors listed below rely upon respective advisory groups for the day-to-day management of the Target Portfolio and Acquiring Fund that they manage. The Advisor will pay the sub-advisors monthly an annual fee based upon the net assets of the Target Portfolio and Acquiring Fund advised by such sub-advisor from the 1.75% management fee paid to the Advisor pursuant to the UFT Advisory Agreement or TAS Advisory Agreement, respectively. Neither the Portfolio nor the Fund are responsible for the payment of any sub-advisory fees.

Discussions regarding the basis for the UFT Board’s approval of the sub-advisory agreements for the Target Portfolio are available in the UFT Trust’s Annual Report dated December 31, 2015. Discussions regarding the basis for the  TAS Board’s approval of the sub-advisory agreements for the Acquiring Fund is available in the TAS Trust’s Annual Report dated December 31, 2015.

Apis Capital Advisors, LLC
The Advisor has entered into a sub-advisory agreement with Apis Capital Advisors, LLC (“Apis”) to manage a portion of the Long/Short Equity Portfolio and Long/Short Equity Fund. Apis is located at 90 Park Avenue, 18 th floor, New York, New York, 10016 and is a registered investment adviser. Apis provides discretionary investment advisory services to clients primarily investing in globally traded public equity securities.

Coe Capital Management, LLC
The Advisor has entered into a sub-advisory agreement with Coe Capital Management, LLC (“Coe”) to manage a portion of the Long/Short Equity Portfolio and Long/Short Equity Fund. Coe is located at 9 Parkway North, Suite 325, Deerfield, IL 60015, and is a registered investment advisor. Coe provides investment advice and portfolio management services to individuals, including high net worth individuals, investment companies, pension and profit sharing plans, other pooled investment vehicles, charitable organizations and other investment advisers.

ISF Management LLC
The Advisor has entered into a sub-advisory agreement with ISF Management LLC (“ISF”) to manage a portion of the Long/Short Equity Portfolio and Long/Short Equity Fund. ISF is located at 767 Third Avenue, 39th Floor, New York, NY 10017, and is a registered investment advisor. ISF provides portfolio management services to investment companies and other pooled investment vehicles.

Portfolio Manager. The Target Portfolio and Acquiring Fund are managed by the following portfolio manager:

Mr. Michael P. Hennen, CFA
Mr. Hennen’s primary responsibilities as portfolio manager include asset allocation, portfolio construction, and manager research. Prior to joining the Advisor in 2009, Mr. Hennen was a Vice President at Morgan Stanley in the Graystone Research Group, an alternative investments advisory group within Morgan Stanley, where he led the sourcing, evaluation and monitoring of alternative investment managers across a variety of designated hedge fund and hedge fund of funds strategies. Before joining Morgan Stanley, Mr. Hennen was an Analyst at Morningstar in Chicago. Mr. Hennen received his Bachelor of Business Administration degree in Finance from Western Michigan University. Mr. Hennen has also earned his designation as a Chartered Financial Analyst (CFA).

Other Fund Service Providers. Both the Acquiring Fund and the Target Portfolio use the services of USBFS as their transfer agent, administrator and fund accountant, as well as the services of U.S. Bank, an affiliate of USBFS, as their custodian. Upon completion of the Reorganization, USBFS and U.S. Bank will continue to provide services to the Acquiring Fund.

Independent Registered Public Accounting Firm. Cohen & Company, Ltd. serves as the independent registered public accounting firm to the Acquiring Fund and the Target Portfolio.

Purchase, Redemption and Exchange Policies. The purchase, redemption and exchange policies for the Target Portfolio and Acquiring Fund are highlighted herein above. For a more complete discussion of the Acquiring Fund’s purchase, redemption and exchange policies, please see Appendix C.

Dividends and Distributions. The Target Portfolio and the Acquiring Fund each intend to distribute substantially all of its investment company taxable income and net capital gain in December. Distributions will be reinvested in shares of the particular Portfolio or Fund, as applicable, unless you elect to receive cash. Dividends from investment company taxable income (including any excess of net short-term capital gain over net long-term capital loss) are taxable to investors as ordinary income or, under current law, qualified dividend income, while distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are generally taxable as long-term capital gain, regardless of your holding period for the shares. Any dividends or capital gain distributions you receive from a Portfolio or Fund will normally be taxable to you when made, regardless of whether you reinvest dividends or capital gain distributions or receive them in cash. If you elect to have dividends and/or capital gains paid in cash, and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, each Portfolio and Fund reserves the right to reinvest the distribution check into your account, at the Portfolio’s or Fund’s current NAV, and to reinvest all subsequent distributions.

The Target Portfolio and the Acquiring Fund expect that, as a result of their investment objectives and strategies, their distributions will consist primarily of short-term capital gains, which are taxable as ordinary income. A portion of the ordinary income dividends paid to you by the Portfolio or Fund may be qualified dividends eligible for taxation at long-term capital gain rates. Certain dividends or distributions declared in October, November or December will be taxed to shareholders as if received in December, if they are paid during the following January. Each year the Target Portfolio and Acquiring Fund will inform you of the amount and type of your distributions. IRAs and other qualified retirement plans are generally exempt from federal income taxation with respect to an investment in a regulated investment company, if they have not funded such investment with borrowed funds.

Shareholder redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment is the difference between the cost of your shares, including any sales charges, and the amount you receive when you sell them.

Tax Information. The Target Portfolio’s and Acquiring Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries. The Target Portfolio’s and the Acquiring Fund’s related companies may pay broker/dealers or other financial intermediaries (such as a bank or an insurance company) for the sale of fund shares and related services. These payments create a conflict of interest by influencing your broker/dealer or other intermediary or its employees or associated persons to recommend the fund over another investment. Ask a financial adviser or visit your financial intermediary’s website for more information.

Valuation. The Target Portfolio and the Acquiring Fund have the same valuation policies and procedures, which are more fully discussed in Appendix C. There are no material differences between such policies and procedures of the Target Portfolio and those of the Acquiring Fund.

Description of the Securities to be Issued; Rights of Shareholders. Set forth below is a description of the Acquiring Fund’s shares to be issued to the shareholders of the Target Portfolio in the Reorganization. Also set forth below is a discussion of the rights of shareholders of the Acquiring Fund. The shares of the Target Portfolio and Acquiring Fund have materially identical characteristics.

The following is a summary of the material rights of shareholders of the Acquiring Fund and Target Portfolio, but does not purport to be a complete description of these rights. These rights may be determined in full by reference to the Delaware statute governing statutory trusts (the “Delaware Statute”) and the TAS Trust’s and UFT Trust’s Agreement and Declaration of Trust and Bylaws (collectively, the “Governing Instruments”). The Governing Instruments are subject to amendment in accordance with their terms. Copies of the Governing Instruments are available upon request and without charge by following the instructions listed under “Available Information.”

Form of Organization. The Target Portfolio is a series of UFT Trust, an open-end management investment company organized as a Delaware statutory trust on March 27, 2006. The Acquiring Fund is a series of TAS Trust, an open-end management investment company organized as a Delaware statutory trust on April 12, 2002. The Target Portfolio currently offers one class of shares of beneficial interest. The Acquiring Fund offers shares of beneficial interest in multiple classes. Shareholders of the Target Portfolio will receive Class H shares of the Acquiring Fund as a result of the Reorganization.

Capital Stock. TAS Trust and UFT Trust are each authorized to issue an unlimited number of shares of beneficial interest with $0.001 par value per share. As of the date of this proxy statement/prospectus, shares of six other series of TAS Trust are offered in separate prospectuses and statements of additional information. TAS Trust may start additional series and offer shares of new funds under TAS Trust at any time. As of the date of this proxy statement/prospectus, shares of one other series of UFT Trust are offered in separate prospectuses and statements of additional information. UFT Trust may start additional series and offer shares of new funds under UFT Trust at any time.

Voting Rights. Each share of the Acquiring Fund and Target Portfolio represents an interest in the respective Fund or Portfolio that is equal to and proportionate with each other share of the respective Fund or Portfolio. TAS Trust and UFT Trust shareholders are entitled to one vote per share (and a fractional vote per fractional share) held on matters on which they are entitled to vote. TAS Trust and UFT Trust are not required to (nor do they) hold annual shareholder meetings. However, special meetings may be called for purposes such as electing or removing trustees. On any matters submitted to a vote of shareholders of TAS Trust or UFT Trust, all shares are voted together without regard to class or series except when separate voting is required by the 1940 Act or other applicable law.

Shareholder Liability. The Delaware Statute does not include an express provision relating to the limitation of liability of the beneficial owners of a Delaware statutory trust. The Governing Instruments provide that no shareholder shall be subject to any personal liability whatsoever to any person in connection with property of the Fund or the acts, obligations or affairs of TAS. The Governing Instruments further provide that, if any shareholder is made a party to any suit or proceeding to enforce any such liability of the Fund, he or she shall not be held to any personal liability. TAS shall indemnify and hold each shareholder harmless from and against all claims and liabilities to which such shareholder may become subject by reason of being or having been a shareholder, and shall reimburse the shareholder for all legal and other expenses reasonably incurred by him in connection with any such claim or liability. There are no material differences to the shareholder liability of the Target Portfolio.

Preemptive Rights. Shareholders of TAS Trust and UFT Trust are not entitled to any preference, preemptive, appraisal, or conversion rights.

Trustees and Officers. TAS Trust and UFT Trust are managed by separate Boards of Trustees that are composed of the same individuals. No changes to the composition of the Boards of Trustees are expected as a result of the Reorganization.

Shareholder Information. As of the Record Date, the trustees and officers of the Target Portfolio as a group owned less than 1% of the outstanding voting securities of the Target Portfolio. As of the Record Date, the Target Portfolio’s shareholders of record and/or beneficial owners (to the UFT Trust’s knowledge) who owned 5% or more of the Target Portfolio’s shares are set forth in Appendix D.

LEGAL MATTERS

Certain legal matters concerning the federal income tax consequences of the Reorganization and the issuance of shares of the Acquiring Fund will be passed on by the law firm of Drinker Biddle & Reath LLP.

EXPERTS

The financial statements and financial highlights of the Target Portfolio incorporated in this Proxy Statement by reference from the UFT Trust’s Annual Report on Form N‑CSR for the fiscal year ended December 31, 2015 have been audited by Cohen & Company, Ltd., the Target Portfolio’s independent registered public accounting firm, as stated in their report, which is incorporated by reference herein, and have been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

The financial statements and financial highlights of the Acquiring Fund incorporated in this Proxy Statement by reference from the TAS Trust’s Annual Report on Form N-CSR for the fiscal year ended December 31, 2015 have been audited by Cohen & Company, Ltd., the Acquiring Fund’s independent registered public accounting firm, as stated in their report, which is incorporated by reference herein, and have been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

No financial highlights are available for the Class H shares of the Acquiring Fund because they had not commenced operations as of December 31, 2015.

OTHER MATTERS

The Target Portfolio and Acquiring Fund are not required, and do not intend, to hold regular annual meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next meeting of shareholders (assuming the Reorganization is approved and consummated) should send their written proposals to the Secretary of Trust for Advisor Solutions, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, WI  53202, so that they are received within a reasonable time before any such meeting. The timely submission of a proposal does not guarantee its submission.

By order of the Board of Trustees,

_______________________________
 Gregory C. Bakken
President
Trust for Advisor Solutions

Appendix A

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this [  ] day of [   ], 2016 by and among Underlying Funds Trust (“UFT”) with respect to its series the Long/Short Equity Portfolio (“Equity Portfolio”) (the “Transferring Fund”), and Trust for Advisor Solutions (“TAS” and each of UFT and TAS, a “Trust”) with respect to its series the Hatteras Long/Short Equity Fund (the “Equity Fund” or the “Acquiring Fund”, and each of the Transferring Fund and Acquiring Fund, a “Fund”), and Hatteras Funds, LP (the “Advisor”) for purposes of Section 9.1 hereof. Each Trust is a Delaware statutory trust. The principal place of business of TAS is c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202 and the principal place of business of UFT is  at c/o Hatteras Funds, LP, 6601 Six Forks Road, Suite 340, Raleigh, North Carolina 27615.

Notwithstanding anything to the contrary contained herein, (1) the agreements, covenants, representations, warranties, actions, and obligations of and by each Fund, and of and by each Trust, as applicable, on its behalf, shall be the agreements, covenants, representations, warranties, actions, and obligations of that Fund and of that Trust, as applicable, only, (2) all rights and benefits created hereunder in favor of a Fund shall inure to and be enforceable by each Trust of which that Fund is a series on that Fund’s behalf, and (3) in no event shall any other series of a Trust or the assets thereof be held liable with respect to the breach or other default by an obligated Fund or Trust of its agreements, covenants, representations, warranties, actions, and obligations set forth herein.

The Transferring Fund and Acquiring Fund wish to effect a reorganization described in section 368(a)(1) of the Internal Revenue Code of 1986, as amended (“Code”), and intend this Agreement to be, and adopt it as, a “plan of reorganization” within the meaning of Treasury Regulations Section 1.368-2(g) (“Regulations”).  The Reorganization will consist of (i) the transfer of all of the assets of the Transferring Fund to the Acquiring Fund in exchange for Class H shares of the Acquiring Fund (the “Acquiring Fund Shares”); (ii) the assumption by the Acquiring Fund of all of the liabilities of the Transferring Fund; and (iii) the distribution by the Transferring Fund, immediately after the Closing Date, as that term is defined in paragraph 3.1, of the Acquiring Fund Shares pro rata to the shareholders of the Transferring Fund in liquidation of the Transferring Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement (the “Reorganization”).

WHEREAS, the Transferring Fund and the Acquiring Fund intend the Reorganization to be, and adopts as a “plan of reorganization” under Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”), the related Treasury Regulations (the “Treasury Regulations”), and other guidance provided by the Internal Revenue Service (the “IRS”);

WHEREAS, Drinker Biddle & Reath LLP has or will render a federal tax opinion that the Reorganization qualifies as a plan of reorganization under Section 368(a)(1) of the Code (the “Federal Tax Opinion”);

WHEREAS, the Transferring Fund and the Acquiring Fund are each separate investment series of open-end, registered management investment companies;

WHEREAS, the Transferring Fund offers one class of issued and outstanding shares (“Transferring Fund Shares”) and the Acquiring Fund will offer one class of shares in connection with the Reorganization, designated Class H shares (“Acquiring Fund Shares”);

WHEREAS, as of the Closing Date, the Transferring Fund and the Acquiring Fund will be authorized to issue their shares of beneficial interest;

WHEREAS, the Board of Trustees of UFT, including a majority of the Trustees who are not “interested persons” as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”), has determined that the transactions contemplated herein will be in the best interests of the Transferring Fund and its shareholders and has further determined that the interests of the existing shareholders of the Transferring Fund will not be diluted as a result of the transactions contemplated herein;

WHEREAS, the Board of Trustees of TAS, including a majority of the Independent Trustees, has determined that the transactions contemplated herein will be in the best interests of the Acquiring Fund and its shareholders and has further determined that the interests of existing shareholders of the Acquiring Fund will not be diluted as a result of the transactions contemplated herein;

Appendix A-1

NOW, THEREFORE, in consideration of the representations, warranties and agreements hereinafter set forth, the parties hereto agree as follows:

ARTICLE I
 THE REORGANIZATION AND FUND TRANSACTIONS

1.1 THE REORGANIZATION. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Transferring Fund agrees to transfer all of the Transferring Fund’s assets as set forth in paragraph 1.2 to the Acquiring Fund, as set forth in the diagram below. The Acquiring Fund agrees in exchange for the Transferring Fund’s assets (i) to issue and deliver to the Transferring Fund the number of full and fractional (all references herein to “fractional” shares meaning fractions rounded to the third decimal place) Acquiring Fund Shares equal in value to the number of full and fractional Transferring Fund Shares then outstanding; and (ii) to assume all of the liabilities of the Transferring Fund, as set forth in paragraph 1.3. Such transactions shall take place on the Closing Date provided for in paragraph 3.1.

Transferring Fund		Acquiring Fund
Equity Portfolio	Þ	Equity Fund

1.2 ASSETS TO BE ACQUIRED. The assets of the Transferring Fund to be acquired by the Acquiring Fund shall consist of all assets and property of every kind and nature, including, without limitation, all cash, securities, commodities, interests in futures and dividends or interest receivables, receivables for shares sold and any other rights that are owned by the Transferring Fund and any deferred or prepaid expenses shown as an asset on the books of the Transferring Fund on the Closing Date.

1.3 LIABILITIES TO BE ASSUMED. The Transferring Fund will, to the extent permissible and consistent with its own investment objectives and policies, endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall assume all of the Transferring Fund’s liabilities and obligations of any kind whatsoever, whether known or unknown, absolute, accrued, contingent or otherwise in existence on the Closing Date.

1.4 TRANSFER TAXES. It is the parties’ understanding that no transfer taxes will apply to the issuance of shares and transfers of shares and assets in accordance with this Agreement.

1.5 REPORTING RESPONSIBILITY. Any regulatory reporting responsibility of the Transferring Fund, including the responsibility for filing regulatory reports, tax returns, and other documents, is and shall remain the responsibility of the Transferring Fund up to and including the Closing Date and such later date on which the Transferring Fund is terminated, except that the Acquiring Fund shall be responsible for preparing and filing any Form N-Q or Form N-CSR (including the annual report to shareholders) if the fiscal period relating to such form ended prior to the Effective Time, but as of the Effective Time such form has not yet been filed.

1.6 TERMINATIONS. After the Effective Time for its Closing, the Transferring Fund shall not conduct any business except in connection with its dissolution and termination.

ARTICLE II
 ISSUANCE AND VALUATION

2.1 ISSUANCES OF SHARES. At the Effective Time (or as soon thereafter as is reasonably practicable), the Transferring Fund shall distribute all the Acquiring Fund Shares it receives pursuant to paragraph 1.1(a) to its shareholders of record determined at the Effective Time (each, a “Shareholder”), in proportion to their Transferring Fund Shares then held of record and in constructive exchange therefor, and shall completely liquidate. That distribution shall be accomplished by TAS’s transfer agent, which will open accounts on the Acquiring Fund’s shareholder records in the Shareholders’ names and transfer those Acquiring Fund Shares thereto. Pursuant to that transfer, each Shareholder’s account shall be credited with the number of full and fractional Acquiring Fund Shares equal in value to the number of full and fractional Transferring Fund Shares that Shareholder holds at the Effective Time. The net asset value (“NAV”) per share of Acquiring Fund Shares to be so credited to each Shareholder’s account shall equal the aggregate NAV per share of the Transferring Fund Shares that each Shareholder holds at the Effective Time. All issued and outstanding Transferring Fund Shares, including any represented by certificates, shall simultaneously be canceled on the Transferring Fund’s shareholder records. TAS shall not issue certificates representing the Acquiring Fund Shares issued in connection with the Reorganization.

Appendix A-2

2.2 DETERMINATIONS OF VALUE. All computations of value shall be made by U.S. Bancorp Fund Services, LLC (“USBFS”), the Fund’s accounting agent, in accordance with its regular practice in pricing the Fund’s shares.

ARTICLE III
 CLOSING AND EFFECTIVE TIMES

3.1 CLOSING DATE. The parties shall make respective best efforts to close the Reorganization (the “Closing”) for the Transferring Fund on or about December 9, 2016 (the “Closing Date”), unless the parties agree otherwise. All acts taking place at the Closing shall be deemed to take place simultaneously immediately after the close of business on the Closing Date unless otherwise provided herein (the “Effective Time”). The Closing shall be held as of 4:00 p.m. Eastern time at the offices of TAS, or at such other time and/or place as the parties may agree.

3.2 TRANSFER AGENT’S CERTIFICATE. USBFS, as transfer agent for the Transferring Fund, shall deliver at the Closing (a) to the Acquiring Fund, a certificate representing that (i) its records contain the names and addresses of all Transferring Fund Shareholders, and the number and percentage ownership of outstanding shares of the Transferring Fund owned by each such Shareholder immediately prior to the Closing and (ii) it has opened accounts on the Acquiring Fund’s shareholder records in the names of the Transferring Fund Shareholders; and (b) to the Transferring Fund, a confirmation or other evidence satisfactory to Transferring Fund, that the Acquiring Fund Shares to be credited to the Transferring Fund at the Closing Date have been credited to the Transferring Fund’s account on those records.

3.3 CUSTODIAN’S CERTIFICATE. U.S. Bank National Association, 1555 N. Rivercenter Drive, Suite 302, Milwaukee, WI 53212, as custodian for the Transferring Fund, shall deliver at the Closing a certificate representing that: (a) the Transferring Fund’s Assets have been delivered in proper form to the Acquiring Fund at the Closing Date; (b) all necessary taxes, including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Transferring Fund; and (c) the information (including adjusted basis and holding period, by lot) concerning the Assets, including all portfolio securities, transferred by the Transferring Fund to the Acquiring Fund, as reflected on the Acquiring Fund’s books immediately after the Closing Date, does or will conform to that information on the Transferring Fund’s books immediately before the Closing Date.

ARTICLE IV
 REPRESENTATIONS AND WARRANTIES

4.1 REPRESENTATIONS OF THE TRANSFERRING FUND. UFT, on the Transferring Fund’s behalf, represents and warrants to TAS and the Acquiring Fund as follows:

(a) The Transferring Fund is a separate investment series of UFT, a statutory trust duly organized, validly existing and in good standing under the laws of Delaware.

(b) The Transferring Fund is a separate investment series of UFT, which is registered as an open-end management investment company, and its registration with the Securities and Exchange Commission (the “Commission”) as an investment company under the 1940 Act, is in full force and effect.

(c) The current prospectus and statement of additional information of the Transferring Fund conform in all material respects to the applicable requirements of the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d) The Transferring Fund is not currently engaged in, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result, in a violation of any provision of federal law (including the 1940 Act), Delaware law, UFT’s Agreement and Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Transferring Fund is a party or by which it is bound.

Appendix A-3

(e) The Transferring Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date, except for liabilities, if any, to be discharged  or reflected in the Statement of Assets and Liabilities as provided in paragraph 1.3 hereof.

(f) Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Transferring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Transferring Fund to carry out the transactions contemplated by this Agreement. The Transferring Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

(g) At the Closing Date, all audited financial statements of the Transferring Fund at December 31, 2015 are in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Transferring Fund as of such date, and there are no known contingent liabilities of the Transferring Fund as of such date not disclosed therein.

(h) Since December 31, 2015, there has not been any material adverse change in the Transferring Fund’s financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Transferring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (h), a decline in the net asset value of the Transferring Fund shall not constitute a material adverse change.

(i) At the Closing Date, all federal and other tax returns and reports of the Transferring Fund required by law to have been filed by such date shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid, or provision shall have been made for the payment thereof. To the best of the Transferring Fund’s knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.  The Transferring Fund is in compliance in all material respects with all applicable U.S. Treasury regulations pertaining to the reporting of dividends and other distributions on and redemptions of its shares and to withholding in respect thereof and is not liable for any material penalties that could be imposed thereunder.

(j) For each taxable year of its operation ended on or before the date of this Agreement, the Transferring Fund has met the requirements of Subchapter M of Subtitle A, Chapter 1, of the Code for qualification and treatment as a regulated investment company and has distributed in each such year such amounts as are required to avoid any entry-level federal income and excise tax. The Transferring Fund will continue to meet the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company for its current taxable year. The Transferring Fund has not at any time since its inception been liable for, and is not now liable for, any material income or excise tax pursuant to Code sections 852 or 4982. The Transferring Fund has had no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply.

(k) All issued and outstanding shares of the Transferring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Transferring Fund. All of the issued and outstanding shares of the Transferring Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.2. The Transferring Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any of the Transferring Fund Shares, nor is there outstanding any security convertible into any of the Transferring Fund Shares.

(l) At the Closing Date, the Transferring Fund or its nominee will have good and marketable title to the Transferring Fund’s assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2 and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, and, upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the Securities Act of 1933, as amended (the “1933 Act”), other than as disclosed to the Acquiring Fund and accepted by the Acquiring Fund.

(m) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary actions on the part of the Transferring Fund and, subject to approval by the Transferring Fund’s shareholders, this Agreement constitutes a valid and binding obligation of the Transferring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

Appendix A-4

(n) The information furnished by the Transferring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

(o) The Transferring Fund incurred the liabilities, which are associated with the assets, in the ordinary course of its business as a regulated investment company.

(p) The Transferring Fund is not under the jurisdiction of a court in a “title 11 or similar case” (as defined in Code section 368(a)(3)(A)).

4.2 REPRESENTATIONS OF THE ACQUIRING FUND. TAS, on the Acquiring Fund’s behalf, represents and warrants to UFT and the Transferring Fund as follows:

(a) The Acquiring Fund is a separate investment series of TAS, a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware.

(b) The Acquiring Fund is a separate investment series of TAS, which is registered as an open-end management investment company, and its registration with the Commission as an investment company under the 1940 Act, is in full force and effect.

(c) The prospectus and statement of additional information, as of the Closing Date, of the Acquiring Fund will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d) The Acquiring Fund is not currently engaged in, and the execution, delivery and performance of this Agreement will not result, in violation of any provision of federal law (including the 1933 Act and 1940 Act), Delaware law, TAS’s Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

(e) Except as otherwise disclosed in writing to the Transferring Fund and accepted by the Transferring Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against TAS or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition and the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. TAS knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(f) The Acquiring Fund intends to meet the requirements of Subchapter M of Subtitle A, Chapter 1, of the Code for qualification and treatment as a regulated investment company for the taxable year in which the Reorganization occurs and intends to continue to meet all the requirements for that qualification and intends to distribute in each year such amounts as are required to avoid any entry-level federal income and excise tax.

(g) Immediately before the Closing, there will be no (1) options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares or (2) securities convertible into any Acquiring Fund Shares.

(h) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of TAS, and this Agreement constitutes a valid and binding obligation of TAS enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(i) The Acquiring Fund Shares to be issued and delivered to the Transferring Fund, for the account of the Transferring Fund Shareholders, pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable.

Appendix A-5

(j) The information furnished by TAS for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations applicable thereto.

(k) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and such of the state Blue Sky or securities laws as it may deem appropriate to continue its operations after the Closing Date.

(l) TAS has filed one or more post-effective amendments to its registration statement on Form N-1A with the Commission for the purpose of registering Class H shares of the Acquiring Fund. The final post-effective amendment will be effective on or before the Closing Date.

(m) [Reserved]

(n) No consideration other than the Acquiring Fund Shares (and the Acquiring Fund’s assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization.

(o) The Acquiring Fund is not (and will not be) classified as a partnership, and instead is (and will be) classified as a corporation for federal tax purposes. The Acquiring Fund has not filed any income tax return and will file its first federal income tax return after the completion of its first taxable year after the Effective Time as a regulated investment company (“RIC”) on Form 1120-RIC; the Acquiring Fund will be a “fund” (as defined in Code section 851(g)(2), eligible for treatment under Code section 851(g)(1)) and has not taken and will not take any steps inconsistent with its qualification as such or its qualification and eligibility for treatment as a RIC under Code sections 851 and 852; the Acquiring Fund will meet the requirements of Subchapter M of Subtitle A, Chapter 1,  of the Code for qualification as a RIC, and will compute its federal income tax under Code Section 852, for its taxable year in which the Reorganization occurs; and the Acquiring Fund intends to continue to meet all those requirements, and to be eligible to and to so compute its federal income tax.

(p) Immediately after the Effective Time, the Acquiring Fund will not be under the jurisdiction of a court in a “title 11 or similar case” (as defined in Code section 368(a)(3)(A)).

(q) The fair market value of the Acquiring Fund’s Shares each Shareholder receives will be approximately equal to the fair market value of its Transferring Fund Shares it actually or constructively surrenders in exchange therefor.

(r) The Shareholders will pay their own expenses (such as fees of personal investment or tax advisors for advice regarding the Reorganization), if any, incurred in connection with the Reorganization.

(s) The fair market value of the assets of the Transferring Fund will equal or exceed the liabilities to be assumed by the Acquiring Fund and those to which the assets are subject.

(t) None of the compensation received by any Shareholder who or that is an employee of or service provider to the Transferring Fund will be separate consideration for, or allocable to, any of the Transferring Fund Shares that Shareholder holds; none of the Acquiring Fund Shares any such Shareholder receives will be separate consideration for, or allocable to, any employment agreement, investment advisory or sub-advisory agreement, or other service agreement; and the compensation paid to any such Shareholder will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm’s-length for similar services.

(u) No expenses incurred by the Transferring Fund or on its behalf in connection with the Reorganization will be paid or assumed by the Acquiring Fund, UFT, or any other third party unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) (“Reorganization Expenses”), and no cash or property other than the Acquiring Fund Shares will be transferred to the Transferring Fund or any of its shareholders with the intention that it be used to pay any expenses (even Reorganization Expenses) thereof.

Appendix A-6

(v) Immediately following consummation of the Reorganization, (1) the Shareholders will own all the Acquiring Fund Shares and will own those Shares solely by reason of their ownership of the Transferring Fund Shares immediately before the Reorganization and (2) the Acquiring Fund will hold the same assets and be subject to the same liabilities that the Transferring Fund held or was subject to immediately before the Reorganization, plus any liabilities for those expenses.

ARTICLE V
 COVENANTS OF THE ACQUIRING FUND AND THE TRANSFERRING FUND

5.1 OPERATION IN ORDINARY COURSE. The Transferring Fund will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include distribution of customary dividends, distributions, and redemptions. The Acquiring Fund will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include distribution of customary dividends, distributions, and redemptions.

5.2 INVESTMENT REPRESENTATION. The Transferring Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

5.3 ADDITIONAL INFORMATION. The Transferring Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Transferring Fund shares as of the Closing Date.

5.4 FURTHER ACTION. Subject to the provisions of this Agreement, TAS and UFT will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement and to preserve the tax-free reorganization status of the transactions for federal income tax purposes, including any actions required to be taken after the Closing Date.

5.5 LIQUIDATING DISTRIBUTION. As soon as is reasonably practical after the Closing, the Transferring Fund will make a liquidating distribution to its shareholders consisting of the Acquiring Fund Shares received at the Closing.

ARTICLE VI
 CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TRANSFERRING FUND

The obligations of the Transferring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by TAS and the Acquiring Fund of all the obligations to be performed by them hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1 (a) All representations and warranties of TAS contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

(b) The Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Fund, on or before the Closing Date.

(c) The Transferring Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 2.1.

6.2 UFT and TAS shall have received an opinion of Drinker Biddle & Reath LLP as to federal income tax matters substantially to the effect that, based on the facts, representations, and assumptions stated therein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

(a)	The Reorganization will constitute a tax-free reorganization within the meaning of Section 368(a) of the Code, and the Transferring Fund and the Acquiring Fund will be a party to a reorganization within the meaning of Section 368(b) of the Code.

Appendix A-7

(b)	No gain or loss will be recognized by the Transferring Fund (i) upon the transfer of all of its assets to the Acquiring Fund in exchange solely for the Acquiring Fund shares and the assumption by the Acquiring Fund of the Transferring Fund’s liabilities, except for (A) gain or loss that may be recognized with respect to “section 1256 contracts” as defined in Section 1256(b) of the Code, (B) gain that may be recognized with respect to stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognized upon the closing of a taxable year or upon the transfer of an asset regardless whether such transfer would otherwise be a nonrecognition transaction under the Code; or (ii) upon the distribution of the Acquiring Fund shares to the shareholders of the Transferring Fund in exchange for their shares of the Transferring Fund.

(c)	No gain or loss will be recognized by the Acquiring Fund upon the receipt by it of all of the assets of the Transferring Fund in exchange solely for Acquiring Fund shares and the assumption by the Acquiring Fund of the liabilities of the Transferring Fund.

(d)	The adjusted tax basis of the assets of the Transferring Fund received by the Acquiring Fund will be the same as the adjusted tax basis of such assets to the Transferring Fund immediately prior to the Reorganization, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Target Portfolio on the transfer.

(e)	The holding period of the assets of the Transferring Fund received by the Acquiring Fund will include the holding period of those assets in the hands of the Transferring Fund immediately prior to the Reorganization, other than assets with respect to which gain or loss is required to be recognized.

(f)	No gain or loss will be recognized by the shareholders of the Transferring Fund upon the exchange of their Transferring Fund shares for the Acquiring Fund shares (including fractional shares to which they may be entitled) received in the Reorganization and the assumption by the Acquiring Fund of the liabilities of the Transferring Fund.

(g)	The aggregate adjusted tax basis of the Acquiring Fund shares received by the shareholders of the Transferring Fund other than the Acquring Fund (including fractional shares to which they may be entitled) pursuant to the Reorganization will be the same as the aggregate adjusted tax basis of the Transferring Fund shares held by the Transferring Fund’s shareholders immediately prior to the Reorganization.

(h)	The holding period of the Acquiring Fund shares received pursuant to the Reorganization by the shareholders of the Transferring Fund other than the Acquring Fund (including fractional shares to which they may be entitled) will include the holding period of the Transferring Fund shares surrendered in exchange therefor, provided that the Transferring Fund shares were held as a capital asset on the Closing Date.

No opinion will be expressed as to the effect of the Reorganization on: (i) the Transferring Fund or the Acquiring Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting and (ii) the Transferring Fund or Acquiring Fund shareholder that is required to recognize unrealized gains and losses for federal income tax purposes under a mark-to-market system of accounting.

Such opinion shall be based on customary assumptions, limitations and such representations as Drinker Biddle & Reath LLP may reasonably request, and the Transferring Fund and Acquiring Fund will cooperate to make and certify the accuracy of such representations. Such opinion may contain such assumptions and limitations as shall be, in the opinion of such counsel and with the consent of the Transferring Fund, appropriate to render the opinions expressed therein. Notwithstanding anything herein to the contrary, neither party may waive the condition set forth in this paragraph 6.2.

6.3 The post-effective amendment on Form N-1A filed by TAS with the Commission to register the Acquiring Fund as a series of TAS is effective and no stop order has been issued by the Commission.

6.4 Subject to paragraph 6.3, as of the Closing Date with respect to the Reorganization of the Transferring Fund, there shall have been no material change in the investment objective, policies and restrictions nor any material change in the investment management fees, fee levels payable pursuant to the 12b-1 plan of distribution, other fees payable for services provided to the Acquiring Fund, fee waiver or expense reimbursement undertakings, or sales loads of the Acquiring Fund from those fee amounts, undertakings and sales load amounts of the Acquiring Fund described in the Proxy Statement.

Appendix A-8

ARTICLE VII
 CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by UFT and the Transferring Fund of all the obligations to be performed by them hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1 All representations and warranties of the Transferring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

7.2 The Acquiring Fund shall have received a statement of the Transferring Fund’s assets and liabilities, together with a list of the Transferring Fund’s portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date.

7.3 The Transferring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Transferring Fund, on or before the Closing Date.

7.4 The Transferring Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 2.1.

ARTICLE VIII
FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF
 THE ACQUIRING FUND AND THE TRANSFERRING FUND TO CLOSE

If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Transferring Fund or the Acquiring Fund, as the case may be, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1 On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act and no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.2 All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky securities authorities, including any necessary “no-action” positions of and exemptive orders from such federal and state authorities) to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Transferring Fund, provided that either party hereto may for itself waive any of such conditions.

8.3 The respective registration statement on Form N-1A for TAS, including the post-effective amendment to register the Acquiring Fund Shares, shall be effective and no stop order has been issued by the Commission.

8.4 [Reserved]

8.5 TAS, on the Acquiring Fund’s behalf, shall have entered into, or adopted, as appropriate, an investment advisory agreement, appropriate sub-advisory agreements, as applicable, a distribution and service plan pursuant to Rule 12b‑1 under the 1940 Act, and other agreements and plans necessary for the operation of the Acquiring Fund Shares. Each such agreement and plan shall have been approved by TAS’s Board and, to the extent required by law (as interpreted by Commission staff positions), by a majority of its Independent Trustees and by the Acquiring Fund’s shareholders.

Appendix A-9

At any time before the Closing, either Fund may waive any of the foregoing conditions, if, in the judgment of its Board, such waiver will not have a material adverse effect on its shareholders’ interests.

8.6 Each party shall have delivered to the other such bills of sale, checks, assignments, receipts or other documents as reasonably requested by such other party and its counsel.

ARTICLE IX
 EXPENSES

9.1 The Advisor will pay all direct costs and expenses incurred by the Transferring Fund incurred in connection with the Reorganization.

ARTICLE X
 ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1 The Acquiring Fund and the Transferring Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

10.2 The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder; provided, however, that the covenants to be performed after the Closing and the obligations of TAS, on behalf of the Acquiring Fund, shall continue in effect beyond the consummation of the transactions contemplated hereunder.

ARTICLE XI
 TERMINATION

11.1 This Agreement may be terminated with respect to the Acquiring Fund and the Transferring Fund by the mutual agreement of the Acquiring Fund and Transferring Fund. In addition, the Acquiring Fund or Transferring Fund may at its option terminate this Agreement at or prior to the Closing Date because:

(a) of a breach by the other of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date, if not cured within 10 days;

(b) a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met; or

(c) a determination by UFT’s or TAS’s Board of Trustees that the consummation of the Transaction contemplated herein is not in the best interest of the Transferring Fund or the Acquiring Fund, respectively.

11.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of UFT or TAS, or their respective Trustees or officers, to the other party, but each shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement.

Appendix A-10

ARTICLE XII
 AMENDMENTS

12.1 This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of each Trust. To the extent that it is subsequently determined that the Reorganization would not be a tax-free reorganization under Section 368 of the Code, the parties agree to work in good faith to amend this Agreement to ensure that the Reorganization is or remains a tax-free reorganization.

ARTICLE XIII
HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
 LIMITATION OF LIABILITY

13.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of laws provisions thereof.

13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and permitted assigns, any rights or remedies under or by reason of this Agreement.

13.5 With respect to UFT and TAS, the names used herein refer respectively to the trusts created and, as the case may be, the Trustees, as trustees but not individually or personally, acting from time to time under organizational documents of each respective trust, which are hereby referred to and are also on file at the principal offices of each respective Trust. The obligations of each Trust entered into in the name or on behalf thereof by any of its Trustees, representatives or agents of the Trusts, are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders or representatives of that respective Trust personally, but bind only the trust property, and all persons dealing with the Transferring Fund and Acquiring Fund must look solely to the trust property belonging to the Transferring Fund and Acquiring Fund for the enforcement of any claims against the Transferring Fund and the Acquiring Fund, respectively.

[signature page follows]

Appendix A-11

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

Underlying Funds Trust, with respect to its series portfolios, Long/Short Equity Portfolio

By: ______________________________________________________

Name: ____________________________________________________

Trust for Advisor Solutions, with respect to its series portfolios, Hatteras Long/Short Equity Fund

By: ______________________________________________________

Name: ____________________________________________________

Hatteras Funds, LP, solely with respect to Section 9.1

By: ______________________________________________________

Name: ____________________________________________________

Appendix A-12

Appendix B1

INVESTMENT RESTRICTIONS OF THE TARGET PORTFOLIO

The following investment restrictions have been adopted by the UFT Trust as fundamental policies of the Target Portfolio and may be changed only by the affirmative vote of a majority of the outstanding voting securities of the Portfolio. As used in this Appendix, the term “majority of the outstanding voting securities of the Portfolio” means the vote of whichever is less:

(1)
67% or more of the beneficial interests of the Portfolio represented at a meeting, if the holders of more than 50% of the outstanding beneficial interests of the Portfolio are present or represented by proxy, or

(2)	more than 50% of the outstanding beneficial interests of the Portfolio.

The following investment restrictions apply to the Long/Short Equity Portfolio:

(1)	The Portfolio may not issue senior securities other than to evidence indebtedness, borrowings or short sales as permitted.

(2)	The Portfolio may not borrow money except that it may borrow:

(a)	for leveraging purposes,
(b)	from banks for temporary or emergency purposes, such as to meet unanticipated shareholder redemptions, or
(c)	by entering into reverse repurchase agreements,

if, immediately after any such borrowing, the value of the Portfolio’s assets, including all borrowings then outstanding less its liabilities, is equal to at least 300% of the aggregate amount of borrowings then outstanding (for the purpose of determining the 300% asset coverage, the Portfolio’s liabilities will not include amounts borrowed). Any such borrowings may be secured or unsecured. The Portfolio may issue securities (including senior securities) appropriate to evidence the indebtedness, including reverse repurchase agreements, which the Portfolio is permitted to incur.

(3)
The Portfolio may not underwrite or participate in the marketing of securities issued by other persons except to the extent that the Portfolio may be deemed to be an underwriter under federal securities laws in connection with the disposition of portfolio securities.

(4)	The Portfolio may not concentrate its investments in any industry, with the exception of securities issued or guaranteed by the U.S. Government, its agencies, and instrumentalities.

(5)
The Portfolio may not purchase or sell real estate or real estate mortgage loans as such, but this restriction shall not prevent the Portfolio from investing in readily marketable interests in real estate investment trusts, readily marketable securities of companies that invest in real estate, or obligations secured by real estate or interests therein.

(6)	The Portfolio will not lend any of its assets, except as permitted under the Securities Lending restrictions set forth in the Target Portfolio’s Prospectus.

(7)
The Portfolio may not pledge, mortgage or hypothecate its assets, except to secure borrowings (as set forth above under Investment Restriction 2(a) above), or with respect to a securities lending program. Notwithstanding anything to the contrary herein, the Portfolio may pledge collateral in connection with investments in certain derivative transactions permitted in the Target Portfolio’s Prospectus and its Statement of Additional Information.

(8)	The Portfolio may not purchase or sell commodities or commodity contracts.

Appendix B1-1

Non-fundamental investment restrictions may be amended by a majority vote of the Board without obtaining shareholder approval. Under the non-fundamental investment restrictions:

(1)
The Portfolio may not hold more than 15% of the value of its net assets, taken at the time of investment, in illiquid securities. Illiquid securities are those securities without readily available market quotations, including repurchase agreements having a maturity of more than seven days. Illiquid securities may include restricted securities not determined by the Trustees to be liquid, non-negotiable time deposits, over-the-counter options, and repurchase agreements providing for settlement in more than 7 days after notice.

(2)
The Portfolio may not sell short securities having a total market value in excess of 100% of the value of the net assets of the Portfolio, and the value of the securities of any one issuer in which the Portfolio is short may not exceed the lesser of: (a) 10% of the value of the Portfolio’s net assets or (b) 10% of the securities of any class of any issuer.

(3)
The Portfolio may not (a) sell covered call options the underlying securities of which have an aggregate value (determined as of the date the calls are sold) exceeding 50% of the value of the net assets of the Portfolio; or (b) invest in put options to the extent that the premiums on protective put options exceed 25% of the value of its net assets; provided that the provisions of this paragraph shall not prevent the purchase, ownership, holding or sale of forward contracts with respect to foreign securities or currencies.

(4)	The Portfolio may not purchase securities of other investment companies, except in accordance with the 1940 Act.

If a particular percentage restriction on investment or utilization of assets as set forth above, is adhered to at the time an investment is made, a later change in percentage resulting from a change in values or assets will not constitute a violation. However, if at any time borrowings exceed 33 1/3% of total assets, the Portfolio must reduce its borrowings within three business days thereafter. The Portfolio may exchange securities, exercise any conversion rights or exercise warrants or any other rights to purchase common stock or other equity securities and may hold such securities so acquired without regard to the foregoing investment restrictions.

Appendix B2

INVESTMENT RESTRICTIONS OF THE ACQUIRING FUND

The following investment restrictions have been adopted by the Acquiring Fund as fundamental policies and may be changed only by the affirmative vote of a majority of the outstanding shares of the Fund. As used in this Appendix, the term “majority of the outstanding shares of the Fund” means the vote of whichever is less:

(1)	67% or more of the Fund’s shares present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy; or

(2)	more than 50% of the Fund’s outstanding shares.

The following investment restrictions apply to the Hatteras Long/Short Equity Fund. These fundamental investment restrictions provide that:

(1)	The Fund may not issue senior securities other than to evidence indebtedness, borrowings or short sales as permitted.

(2)	The Fund may not borrow money except that it may borrow:

(a)	for leveraging purposes,
(b)	from banks for temporary or emergency purposes, such as to meet unanticipated shareholder redemptions, or
(c)	by entering into reverse repurchase agreements,

if, immediately after any such borrowing, the value of the Fund’s assets, including all borrowings then outstanding less its liabilities, is equal to at least 300% of the aggregate amount of borrowings then outstanding (for the purpose of determining the 300% asset coverage, the Fund’s liabilities will not include amounts borrowed). Any such borrowings may be secured or unsecured. The Fund may issue securities (including senior securities) appropriate to evidence the indebtedness, including reverse repurchase agreements, which the Fund is permitted to incur.

(3)	The Fund may not underwrite or participate in the marketing of securities issued by other persons except to the extent that the Fund may be deemed to be an underwriter under federal securities laws in connection with the disposition of portfolio securities.

(4)	The Fund may not concentrate its investments in any industry, with the exception of securities issued or guaranteed by the U.S. Government, its agencies, and instrumentalities. For purposes of complying with this restriction, the Fund will look through to the securities of the Underlying Funds.

(5)	The Fund may not purchase or sell real estate or real estate mortgage loans as such, but this restriction shall not prevent the Fund from investing in readily marketable interests in real estate investment trusts, readily marketable securities of companies that invest in real estate, or obligations secured by real estate or interests therein.

(6)	The Fund will not lend any of its assets, except as permitted under the Securities Lending restrictions set forth in the Acquring Fund’s Prospectus.

(7)	The Fund may not pledge, mortgage or hypothecate its assets, except to secure borrowings (as set forth above under Investment Restriction 2(a) above), or with respect to a securities lending program. Notwithstanding anything to the contrary herein, the Fund may pledge collateral in connection with investments in certain derivative transactions permitted in the Acquring Fund’s Prospectus and SAI.

(8)	The Fund may not purchase or sell commodities or commodity contracts.

Non-fundamental investment restrictions may be amended by a majority vote of the Trustees of the Fund without obtaining shareholder approval. These non-fundamental investment restrictions provide that:

Appendix B2-1

(1)	The Fund may not hold more than 15% of the value of its net assets, taken at the time of investment, in illiquid securities. Illiquid securities are those securities without readily available market quotations, including repurchase agreements having a maturity of more than seven days. Illiquid securities may include restricted securities not determined by the Trustees to be liquid, non-negotiable time deposits, over-the-counter options, and repurchase agreements providing for settlement in more than 7 days after notice.

(2)	The Fund may not sell short securities having a total market value in excess of 100% of the value of the net assets of the Fund, and the value of the securities of any one issuer in which a Fund is short may not exceed the lesser of: (a) 10% of the value of the Fund’s net assets or (b) 10% of the securities of any class of any issuer.

(3)	The Fund may not (a) sell covered call options the underlying securities of which have an aggregate value (determined as of the date the calls are sold) exceeding 50% of the value of the net assets of the Fund; or (b) invest in put options to the extent that the premiums on protective put options exceed 25% of the value of its net assets; provided that the provisions of this paragraph shall not prevent the purchase, ownership, holding or sale of forward contracts with respect to foreign securities or currencies.

(4)	The Fund may not purchase securities of other investment companies, except in accordance with the 1940 Act.

If a particular percentage restriction on investment or utilization of assets as set forth above, is adhered to at the time an investment is made, a later change in percentage resulting from a change in values or assets will not constitute a violation. However, if at any time borrowings exceed 33 1/3% of total assets, the Fund must reduce its borrowings within three business days thereafter. The Fund may exchange securities, exercise any conversion rights or exercise warrants or any other rights to purchase common stock or other equity securities and may hold such securities so acquired without regard to the foregoing investment restrictions.

Appendix B2-2

Appendix C

SHAREHOLDER INFORMATION ON THE ACQUIRING FUND

How to Contact the Fund

Write to us at: Hatteras Funds c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701	Overnight address: Hatteras Funds c/o U.S. Bancorp Fund Services, LLC 615 E. Michigan Street, Third Floor Milwaukee, WI 53202-5207
Telephone us at: (866) 388-6292 (toll free)	Visit our Web site at: www.hatterasfunds.com
DETERMINATION OF NET ASSET VALUE

The NAV per share of the Fund will be determined at the close (generally 4:00 p.m., Eastern time) of the New York Stock Exchange (“NYSE”) on each day it is open for business and will be computed by determining the aggregate market value of all assets of the Fund less its liabilities divided by the total number of shares outstanding. The NYSE is closed on weekends and on New Year’s Day, Martin Luther King, Jr. Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The determination of NAV per share for a particular day is applicable to all account applications for the purchase of shares, as well as all requests for the redemption of shares, received before the close of trading on the NYSE on that day. If events occur during the course of a day on which the Fund determines its NAV per share which, in the Advisor’s opinion, materially affect the value of one or more portfolio securities, these securities will be valued at their fair value as determined in good faith by the policies and procedures adopted by the Board of Trustees. Examples of such events include, but are not limited to, securities which are not traded on a national stock exchange, and therefore closing prices are not available; securities not quoted by an independent pricing service; or securities for which current quotations are not available from other independent sources. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its NAV per share.

Securities that are traded on more than one exchange are valued on the exchange determined by the Advisor to be the primary market. Securities primarily traded in the National Association of Securities Dealers Automated Quotation (“Nasdaq”) Global Market System for which market quotations are readily available shall be valued using the Nasdaq Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter (“OTC”) securities which are not traded in the Nasdaq Global Market System shall be valued at the most recent trade price.

Options and futures contracts listed for trading on a securities exchange or board of trade shall be valued: (a) at the last quoted price, or (b) at the mean of the last bid and asked prices. In the absence of a sale, Options not listed for trading on a securities exchange or board of trade for which over-the-counter market quotations are readily available shall be valued at the mean of the current bid and asked prices.

Fair value determinations may be required for the following securities: (1) securities for which market quotations are insufficient or not readily available at the valuation time on a particular business day; (2) securities for which, in the judgment of the Advisor or sub-advisor(s), the prices or values available do not represent the fair value of the instrument. Factors which may cause the Advisor or sub-advisor(s) to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and ask prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; and (3) securities determined to be illiquid in accordance with the Fund’s liquidity procedures.

Appendix C-1

Trading in Foreign Securities

Trading in foreign securities may be completed at times that vary from the closing of the NYSE. In computing the NAV per share, the Fund values foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Some foreign currency exchange rates may also be determined at the latest rate prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar, as provided by an approved pricing service. Occasionally, events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the NYSE. If these events materially affect the value of portfolio securities, these securities will be valued at their fair value as determined in good faith by the Board of Trustees. The Fund may hold portfolio securities that trade in foreign markets or that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, and consequently, the NAV of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.

HOW TO PURCHASE SHARES

Class H Shares
Class H shares of the Fund may only be purchased by other registered investment companies or mutual funds advised by the Advisor or one of its affiliates.

Minimum and Additional Investment Amounts
Class H shares are not subject to an investment minimum.

Make all checks payable to “Hatteras Long/Short Equity Fund (specify class).” All purchases by check must be in U.S. dollars drawn on a U.S. financial institution. The Fund will not accept payment in cash or money orders. The Fund also does not accept cashier’s checks in amounts of less than $10,000. Also, to prevent check fraud, the Fund does not accept third-party checks, U.S. Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares. If your payment is not received, your check does not clear or your electronic funds transfer via ACH is rejected, your purchase will be canceled. The Fund is unable to accept post-dated checks, post-dated on-line bill pay checks, or any conditional order or payment. In addition to any loss sustained by the Fund, a $25.00 charge may be imposed if your check does not clear. Shares of the Fund have not been registered for sale outside of the United States. The Fund generally does not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses. Shares are held in street name for the owners. The Fund reserves the right to reject any purchase in whole or in part.

The USA PATRIOT Act requires financial institutions, including the Fund, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts. When completing a new account application, you will be required to supply the Fund your full name, date of birth, social security number and permanent street address to assist the Fund in verifying your identity. Mailing addresses containing only a P.O. Box will not be accepted. Until such verification is made, the Fund may limit additional share purchases or close an account if it is unable to verify a shareholder’s identity. As required by law, the Fund may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

If the Fund does not have a reasonable belief of the identity of a shareholder, the account application will be rejected or the shareholder will not be allowed to perform a transaction on the account until such information is received. The Fund may also reserve the right to close the account within five business days if clarifying information/documentation is not received.

Please consult your financial advisor to determine if you are eligible to purchase shares of the Fund through a qualified financial intermediary account.

When Order is Processed
All shares will be purchased at the NAV per share, plus any applicable sales charge, next determined after the Fund receives your account application or request in good order. All requests received in good order by the Fund before 4:00 p.m. (Eastern time) will be executed on that same day. Requests received after 4:00 p.m. will be processed on the next business day.

Appendix C-2

Good Order: When making a purchase request, make sure your request is in good order. “Good order” means your purchase request includes:

• the name of the Fund and class;
• the dollar amount of shares to be purchased;
• a completed account application or investment stub; and
•	check payable to Hatteras Long/Short Equity Fund

Telephone Purchase
Investors may purchase additional shares of the Fund by calling 1-877-569-2382. If you accepted this option on your account application, and your account has been open for at least 15 days, telephone orders will be accepted via electronic funds transfer from your bank account through the Automated Clearing House (ACH) network. You must have submitted a voided check to establish banking information on your account prior to making a purchase. Each order must be in the amount of $250 or more. Your shares will be purchased at the NAV per share, plus any applicable sales charge, calculated on the day your order is placed, provided that your order is received prior to 4:00 p.m., Eastern time.

Purchase by Wire
To open an account or to make additional investments by wire, first call 1-877-569-2382 to notify the Fund of the incoming wire using the wiring instructions below:

U.S. Bank N.A.
777 E. Wisconsin Avenue
Milwaukee, WI 53202
ABA No. 075000022
Credit: U.S. Bancorp Fund Services, LLC
Account No. 112-952-137
Further Credit (fund name),
 (your name or the title on the account)
 (your account #)

Initial Investment – By wire
If you are making an initial investment in the Fund, before you wire funds, the Fund’s transfer agent must have a completed account application, which is included with this Prospectus. Please contact the Fund’s transfer agent by phone to make arrangements with a telephone service representative to submit your completed account application via mail, overnight delivery, or facsimile. Upon receipt of your completed account application, the transfer agent will establish an account for you and a service representative will contact you within 24 hours to provide an account number and wiring instructions. You may then contact your bank to initiate the wire using the instructions you were given. Wired funds must be received prior to 4:00 p.m., Eastern time to be eligible for same day pricing. The Fund and U.S. Bank N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wire instructions.

For Subsequent Investments – By wire
If you are making a subsequent purchase, your bank should wire funds as indicated below. Before each wire purchase, you should be sure to notify the transfer agent at 1-877-569-2382. It is essential that your bank include complete information about your account in all wire instructions. If you have questions about how to invest by wire, you may call the Fund’s transfer agent. Your bank may charge you a fee for sending a wire payment to the Fund. Wired funds must be received prior to 4:00 p.m., Eastern time to be eligible for same day pricing. The Fund and U.S. Bank N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wire instructions.

Appendix C-3

U.S. Bank N.A.
777 E. Wisconsin Avenue
Milwaukee, WI 53202
ABA No. 075000022
Credit: U.S. Bancorp Fund Services, LLC
Account No. 112-952-137
Further Credit:          (fund name)
(your name/title on the account)
(account #)

Householding
In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-877-569-2382 to request individual copies of these documents. Once the Fund receives notice to stop householding, we will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

Exchange Privilege
You may exchange your Class H shares of the Fund for Class H shares of any other mutual fund in the Trust, and vice versa. You should carefully read the Prospectus of the other fund before exchanging shares into that fund. Be advised that exercising the exchange privilege consists of two transactions: a sale of shares of a fund and the purchase of shares in another. Further, exchanges may have certain tax consequences and you could realize short- or long-term capital gains or losses. Exchanges are generally made only between identically registered accounts unless you send written instructions with a signature guarantee requesting otherwise. You should request your exchange prior to market close to obtain that day’s NAV per share. Exchange requests received after the close of the NYSE will be treated as though received on the next business day.

If your shares of the Fund are converted to a different share class of the same Fund, the transaction will be based on the respective net asset value of each class as of the trade date of the conversion. Consequently, you may receive fewer shares or more shares than originally owned, depending on that day’s net asset values. Your total value of the initially held shares, however, will equal the total value of the converted shares. Please contact your financial intermediary regarding the tax consequences of any conversion.

REDEMPTIONS

You may sell (redeem) your Fund shares on any day the NYSE is open for business either directly to the Fund or through your investment representative.

Written Redemption Requests
You may redeem your shares by simply sending a written request to the Fund’s transfer agent. You should give your account number and state whether you want all or some of your shares redeemed. The letter should be signed by all of the shareholders whose names appear on the account registration. You should send your redemption request to:

Regular Mail	Express/Overnight Mail
Hatteras Long/Short Equity Fund (specify class) c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, Wisconsin 53201-0701	Hatteras Long/Short Equity Fund (specify class) c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, Wisconsin 53202

Note	The Fund does not consider the United States Postal Service or any other independent delivery service to be their agent. Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC’s post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent of the Fund.

Appendix C-4

Redeeming by Telephone
If you accepted telephone options on your account application, you may redeem shares having a value of up to $100,000 by telephone. The proceeds will be sent on the business day following the redemption, but no later than the seventh business day after receipt. The proceeds can be mailed to the address designated on your account, wired or electronic funds transferred directly to your existing account in any commercial bank or brokerage firm within the United States as designated on the Fund’s transfer agent’s records. There is a $15 charge for each wire. There is no charge to have proceeds sent by electronic funds transfer and credit will be available in two to three business days. To redeem by telephone, call 1-877-569-2382. IRA accounts are not redeemable by telephone.

If you decline the options, but wish to add them at a later time, a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source will be required.

The Fund reserves the right to suspend the telephone redemption privileges with respect to your account if the name(s) or the address on the account has been changed within the previous 30 days. Neither the Fund, U.S. Bancorp Fund Services, LLC, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expenses in acting on such telephone instructions and you will be required to bear the risk of any such loss. The Fund or U.S. Bancorp Fund Services, LLC, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Fund and/or U.S. Bancorp Fund Services, LLC, do not employ these procedures, they may be liable to you for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions. Once a telephone transaction has been placed, it cannot be cancelled or modified.

Telephone trades must be received by or prior to market close. During periods of high market activity, shareholders may encounter higher than usual call wait times. Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to market close.

Wire Redemptions
If you request your redemption by wire transfer, you will be required to pay a $15.00 wire transfer fee to U.S. Bancorp Fund Services, LLC to cover costs associated with the transfer, but U.S. Bancorp Fund Services, LLC does not charge a fee when transferring redemption proceeds by electronic funds transfer. In addition, your bank may impose a charge for receiving wires.

When Redemptions are Sent
Once the Fund receives your redemption request in “good order” as described below, your redemption will be processed at the next determined NAV per share following receipt of your redemption request. Proceeds will typically be sent on the next business day, but not later than the seventh day after redemption. If you purchase shares using a check, and soon after request a redemption, the Fund will honor the redemption request, but will not mail the proceeds until your purchase check has cleared (usually within 12 days).

Good Order
Your redemption request will be processed if it is in “good order.” To be in good order, the following conditions must be satisfied:

•	The request should be in writing, indicating the number of shares or dollar amount to be redeemed;
•	The request must identify your account number;
•	The request should be signed by you and any other person listed on the account, exactly as the shares are registered; and
•	The request should include a signature guarantee, if applicable (see section titled, “When You Need Signature Guarantees” below).

When You Need Signature Guarantees
The Fund’s transfer agent may require a signature guarantee for certain redemption requests. A signature guarantee assures that your signature is genuine and protects you from unauthorized account transfers.

Appendix C-5

A signature guarantee is required to redeem shares in the following situations:

•	if ownership is being changed on your account;
•	when redemption proceeds are payable or sent to any person, address or bank account not on record;
•	if a change of address request was received by the transfer agent within the last 30 days; and/or
•	for redemptions over $100,000.

Non-financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source.

In addition to the situations described above, the Fund and/or the transfer agent reserve the right to require a signature guarantee or signature validation stamp in other instances based on the circumstances.

Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants from the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program. A notary public is not an acceptable signature guarantee.

Inactive Accounts
Your mutual fund account may be transferred to your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws.

TOOLS TO COMBAT FREQUENT TRANSACTIONS

The Fund is intended for long-term investors. The Fund discourages excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm Fund performance. While not specifically unlawful, the practice utilized by short-term traders to time their investments and redemptions of Fund shares with certain market-driven events can create substantial cash flows. These cash flows can be disruptive to the portfolio manager’s attempts to achieve the Fund’s objectives. Further, frequent short-term trading of Fund shares drives up the Fund’s transaction costs to the detriment of the remaining shareholders.

For these reasons, the Fund uses a variety of techniques to monitor for and detect abusive trading practices. The Fund does not accommodate “market timers” and discourages excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm Fund performance. The Board of Trustees has developed and adopted a market timing policy, which takes steps to reduce the frequency and effect of these activities in the Fund. These steps include, monitoring trading practices, using fair value pricing, as determined by the Fund’s Board of Trustees, when the Advisor determines current market prices are not readily available. These techniques may change from time to time as determined by the Fund in its sole discretion.

Trading Practices
Currently, the Fund reserves the right, in its sole discretion, to identify trading practices as abusive. The Fund may deem the sale of all or a substantial portion of a shareholder’s purchase of Fund shares to be abusive. In addition, the Fund reserves the right to reject purchases and exchanges if they believe that such transactions would be inconsistent with the best interests of Fund shareholders or this policy.

The Fund monitors selected trades in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, the Fund believes that a shareholder has engaged in excessive short-term trading, it may, in its discretion, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder’s accounts other than exchanges into a money market fund. In making such judgments, the Fund seeks to act in a manner that it believes is consistent with the best interests of shareholders.

Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions the Fund handles, there can be no assurance that the Fund’s efforts will identify all trades or trading practices that may be considered abusive. In addition, the Fund’s ability to monitor trades that are placed by individual shareholders within group, or omnibus, accounts maintained by financial intermediaries is limited because the Fund does not have simultaneous access to the underlying shareholder account information.

Appendix C-6

In compliance with Rule 22c-2 of the Investment Company Act of 1940, the Fund’s distributor, on behalf of the Fund, has entered into written agreements with each of the Fund’s financial intermediaries, under which the intermediary must, upon request, provide the Fund with certain shareholder and identity trading information so that the Fund can enforce its market timing policies.

Fair Value Pricing
The trading hours for most foreign securities end prior to the close of the New York Stock Exchange, the time each Fund’s NAV per share is calculated. The occurrence of certain events after the close of foreign markets, but prior to the close of the U.S. market (such as a significant surge or decline in the U.S. market) often will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. If such events occur, the Fund may value foreign securities at fair value, taking into account such events, when it calculates its NAV per share. Fair value determinations are made in good faith in accordance with procedures adopted by the Board of Trustees.

The Board of Trustees has also adopted procedures, which utilize fair value procedures when any assets for which reliable market quotations are not readily available or for which the Fund’s pricing service does not provide a valuation or provides a valuation that in the judgment of the Advisor does not represent fair value. The Fund may also fair value a security if the Fund or the Advisor believes that the market price is stale. Other types of securities that the Fund may hold for which fair value pricing might be required include illiquid securities including restricted securities and private placements for which there is no public market. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its NAV per share.

TAX STATUS, DIVIDENDS AND DISTRIBUTIONS

The Fund intends to distribute substantially all of its investment company taxable income and net capital gain in December. Distributions will be reinvested in shares of the Fund unless you elect to receive cash. Dividends from investment company taxable income (including any excess of net short-term capital gain over net long-term capital loss) are generally taxable to investors as ordinary income or, under current law, qualified dividend income, while distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are generally taxable as long-term capital gain, regardless of your holding period for the shares. Any dividends or capital gain distributions you receive from the Fund will normally be taxable to you when made, regardless of whether you reinvest dividends or capital gain distributions or receive them in cash. If you elect to have dividends and/or capital gains paid in cash, and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Fund reserves the right to reinvest the distribution check into your account, at the Fund’s current NAV per share, and to reinvest all subsequent distributions.

The Fund expects that, as a result of its investment objectives and strategies, distributions will consist primarily of short-term capital gains, which are taxable as ordinary income, and under current law, qualified dividend income, depending on the source of such income to the Fund and any holding period requirements. A portion of the ordinary income dividends paid to you by the Fund may be qualified dividends eligible for taxation at long-term capital gain rates. Certain dividends or distributions declared in October, November or December as of a record date in such a month will be taxed to shareholders as if received in December, if they are paid during the following January. Each year, the Fund will inform you of the amount and type of your distributions. IRAs and other qualified retirement plans are generally exempt from federal income tax with respect to an investment in a regulated investment company, if they have not funded such investment with borrowed funds.

Your redemptions, including exchanges, may result in a capital gain or loss for federal income tax purposes. A capital gain or loss on your investment is the difference between the cost of your shares, including any sales charges, and the amount you receive when you sell them.

For taxable years starting on or after January 1, 2013, the Health Care and Education Reconciliation Act of 2010 imposes a new 3.8% “Medicare Tax” on “net investment income” for taxpayers earning over specified amounts. The tax is generally levied on income from interest, dividends, royalties, rents, and capital gains, but there are some exclusions and taxpayers should consult their tax advisors about the more precise definition of “net investment income” as it pertains to their particular situations.

Appendix C-7

On the account application, you will be asked to certify that your social security number or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the Internal Revenue Service (“IRS”). If you are subject to backup withholding, the IRS requires the Fund to withhold a percentage of any dividend and redemption or exchange proceeds. The Fund will reject any account application that does not include a certified social security or taxpayer identification number.

As of January 1, 2012, federal law requires that mutual fund companies report their shareholders’ cost basis, gain/loss, and holding period to the IRS on the Fund’s shareholders’ Consolidated Form 1099s when “covered” securities are sold. Covered securities are any regulated investment company and/or dividend reinvestment plan shares acquired on or after January 1, 2012. The Fund has chosen average cost as its standing (default) tax lot identification method for all shareholders. A tax lot identification method is the way the Fund will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values, and the entire position is not sold at one time. The Fund’s standing tax lot identification method is the method covered shares will be reported on your Consolidated Form 1099 if you do not select a specific tax lot identification method. You may choose a method different than the Fund’s standing method and will be able to do so at the time of your purchase or upon the sale of covered shares. Please refer to the appropriate IRS regulations or consult your tax advisor with regard to your personal circumstances.

For those securities defined as “covered” under current IRS cost basis tax reporting regulations, the Fund is responsible for maintaining accurate cost basis and tax lot information for tax reporting purposes. The Fund is not responsible for the reliability or accuracy of the information for those securities that are not “covered.” The Fund and its service providers do not provide tax advice. You should consult independent sources, which may include a tax professional, with respect to any decisions you may make with respect to choosing a tax lot identification method.

This summary is not intended to be and should not be construed to be legal or tax advice to any current holder of the Fund’s shares. You should consult your own tax advisors to determine the tax consequences of owning Fund shares.

IMPORTANT INFORMATION REGARDING DIVIDENDS ON SHORT SALES AND
INTEREST ON FUND BORROWING

The Fund uses modest leverage and short-selling techniques in pursuing their strategies. Total Annual Fund Operating Expenses include expenses paid by the Fund to vendors; also included are dividends paid out on short positions, and interest on borrowing for leverage purposes. However, Total Annual Fund Operating Expenses exclude brokerage commissions. Also, the short dividends expense is typically offset, in its entirety or in part, by the income derived from earnings on the cash proceeds of the short sales. The actual impact of these expenses and income on the Fund may vary dramatically from year-to-year along with prevailing short-term interest rates, and portfolio composition and executive decisions. Total Annual Fund Operating Expenses for the Fund, which includes the Fund’s expenses and excludes these short dividends expense and income items, are capped contractually at the rates described above in the Proxy Statement.

Appendix C-8

Appendix D

OWNERSHIP OF THE SECURITIES OF THE TARGET PORTFOLIO AND ACQUIRING FUND

Federal securities laws require that we include information about the shareholders who own 5% or more of the outstanding voting shares of the Target Portfolio or Acquiring Fund. Any person who owns of record or beneficially 5% or more of the outstanding shares of the Target Portfolio or Acquiring Fund is deemed to be an “affiliated person” of the Target Portfolio or Acquiring Fund, respectively. A control person is a person who owns beneficially or through controlled companies more than 25% of the outstanding voting securities of the Target Portfolio or Acquiring Fund.  A controlling shareholder of the Fund or Portfolio may be able to control the outcome of any proposal submitted to Fund or Portfolio shareholders for approval, including changes to the Fund or Portfolio’s fundamental policies or the terms of the management agreement with the Advisor.

As of September 30, 2016, the following persons owned of record or beneficially 5% or more of the outstanding shares of the Target Portfolio or class of the Acquiring Fund. Each person noted below with respect to the Target Portfolio will own the same percentage of outstanding shares of the Class H shares of the Acquiring Fund after the closing of the Reorganization, but prior to the cancellation of the Class H shares distributed to the Acquiring Fund as part of the Reorganization.

The address of the Acquiring Fund is c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202.

The address of the Target Portfolio is c/o Hatteras Funds, 6601 Six Forks Road, Suite 340, Raleigh, North Carolina 27615.

Long/Short Equity Portfolio
Name	Number of Shares	% Ownership	Parent Company	Jurisdiction	Type of Ownership
Hatteras Alpha Hedged Strategies Fund, a series of Trust for Advisor Solutions	4,649,690.591	69.70%	Trust for Advisor Solutions	DE	Beneficial
Hatteras Long/Short Equity Fund, a series of Trust for Advisor Solutions	2,021,125.725	30.30%	Trust for Advisor Solutions	DE	Beneficial

Name and Address	Number of Shares	% Ownership	Parent Company	Jurisdiction	Type of Ownership
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	46,174.056	19.31%	N/A	N/A	Record
PERSHING LLC 1 PERSHING PL FL 14 JERSEY CITY NJ 07399	38,639.923	16.16%	N/A	N/A	Record
UBS FINANCIAL SERVICES INCORPORATED 1000 HARBOR BLVD FL 8 WEEHAWKEN NJ 70866	38,121.480	15.94%	N/A	N/A	Record
MORGAN STANLEY SMITH BARNEY LLC HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	26,231.596	10.97%	N/A	N/A	Record

Appendix D-1

Name and Address	Number of Shares	% Ownership	Parent Company	Jurisdiction	Type of Ownership
TD AMERITRADE INC 200 S 108TH AVE OMAHE NE 68154	20,845.578	8.72%	N/A	N/A	Record
MERRILL LYNCH PIERCE FENNER & SMITH 4800 DEER LAKE DR E FL 1 JACKSONVILLE FL 32246	19,760.344	8.26%	N/A	N/A	Record
RBC CAPITAL MARKETS CORP 510 MARQUETTE AVE. S MINNEAPOLIS, MN 55402	19,562.379	8.18%	N/A	N/A	Record
STIFEL NICOLAUS & COMPANY INC 501 N BROADWAY SAINT LOUIS MO 63102	19,130.085	8.00%	N/A	N/A	Record

Long/Short Equity Fund, Institutional Class
Name and Address	Number of Shares	% Ownership	Parent Company	Jurisdiction	Type of Ownership
CHARLES SCHWAB 211 MAIN STREET SAN FRANCISCO CA 94105	1,228,734.490	76.26%	The Charles Schwab Corporation	DE	Record
MORGAN STANLEY SMITH BARNEY LLC HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	138,114.537	8.57%	N/A	N/A	Record

Appendix D-2

Appendix E

MANAGER OF MANAGERS EXEMPTIVE RELIEF CONDITIONS

Capitalized terms used below are used as defined in the Application.

(1)                                 Before a Sub-Advised Series may rely on the order requested in this Application, the operation of the Sub-Advised Series in the manner described in this Application, including the hiring of Wholly-Owned Sub-Advisers, has been, or will be, approved by a majority of the Sub-Advised Series’ outstanding voting securities, as defined in the 1940 Act, or, in the case of a Sub-Advised Series whose public shareholders purchase shares on the basis of a prospectus containing the disclosure contemplated by condition 2 below, by the sole initial shareholder before offering the Sub-Advised Series’ shares to the public.

(2)                                 The prospectus for each Sub-Advised Series will disclose the existence, substance, and effect of any order granted pursuant to this Application.  Each Sub-Advised Series will hold itself out to the public as employing the Manager of Managers Structure.  Each prospectus will prominently disclose that the Adviser has the ultimate responsibility, subject to oversight by the Board, to oversee the Sub-Advisers and recommend their hiring, termination and replacement.

(3)                                 The Adviser will provide general management services to each Sub-Advised Series, including overall supervisory responsibility for the general management and investment of the Sub-Advised Series’ assets, and, subject to review and approval by the Board, the Adviser will:  (a) set the Sub-Advised Series’ overall investment strategies; (b) evaluate, select and recommend Sub-Advisers to manage all or a portion of the Sub-Advised Series’ assets; and (c) implement procedures reasonably designed to ensure that the Sub-Advisers comply with the Sub-Advised Series’ investment objectives, policies and restrictions.  Subject to review by the Board, the Adviser will (a) when appropriate, allocate and reallocate the Sub-Advised Series’ assets among multiple Sub-Advisers; and (b) monitor and evaluate the performance of Sub-Advisers.

(4)                                 A Sub-Advised Series will not make any Ineligible Sub-Adviser Changes without the approval of the shareholders of the applicable Sub-Advised Series.

(5)                                 A Sub-Advised Series will inform shareholders of the hiring of a new Sub-Adviser within 90 days after the hiring of the new Sub-Adviser pursuant to the Notice and Access Procedures.

(6)                                 At all times, at least a majority of the Board will be Independent Trustees, and the selection and nomination of new or additional Independent Trustees will be placed within the discretion of the then-existing Independent Trustees.

(7)                                 Independent Legal Counsel, as defined in Rule 0-1(a)(6) under the 1940 Act, will continue to be engaged to represent the Independent Trustees.  The selection of such counsel will be within the discretion of the then-existing Independent Trustees.

(8)                                 The Adviser will provide the Board, no less frequently than quarterly, with information about the profitability of the Adviser on a per Sub-Advised Series basis.  The information will reflect the impact on profitability of the hiring or termination of any sub-adviser during the applicable quarter.

(9)                                 Whenever a sub-adviser is hired or terminated, the Adviser will provide the Board with information showing the expected impact on the profitability of the Adviser.

(10)                          Whenever a sub-adviser change is proposed for a Sub-Advised Series with an Affiliated Sub-Adviser or a Wholly-Owned Sub-Adviser, the Board, including a majority of the Independent Trustees, will make a separate finding, reflected in the applicable Trust’s Board minutes, that such change is in the best interests of the Sub-Advised Series and its shareholders and does not involve a conflict of interest from which the Adviser or the Affiliated Sub-Adviser or Wholly-Owned Sub-Adviser derives an inappropriate advantage.

(11)                          No trustee or officer of the Trusts or of a Sub-Advised Series or any partner, director, manager or officer of the Adviser will own directly or indirectly (other than through a pooled investment vehicle that is not controlled by such person) any interest in a Sub-Adviser except for:  (a) ownership of interests in the Adviser or any entity, other than a Wholly-Owned Sub-Adviser, that controls, is controlled by, or is under common control with the Adviser; or (b) ownership of less than 1% of the outstanding securities of any class of equity or debt of a publicly traded company that is either a Sub-Adviser or an entity that controls, is controlled by, or is under common control with a Sub-Adviser.

Appendix E-1

(12)                          Each Sub-Advised Series will disclose the Aggregate Fee Disclosure in its registration statement.

(13)                          In the event that the Commission adopts a rule under the 1940 Act providing substantially similar relief to that in the order requested in the Application, the requested order will expire on the effective date of that rule.

(14)                          For Sub-Advised Series that pay fees to a Sub-Adviser directly from fund assets, any changes to a Sub-Advisory Agreement that would result in an increase in the total management and advisory fees payable by a Sub-Advised Series will be required to be approved by the shareholders of the Sub-Advised Series.

Appendix E-2

PART B

STATEMENT OF ADDITIONAL INFORMATION

 October 25, 2016

FOR THE REORGANIZATION OF

Long/Short Equity Portfolio
 (a series of Underlying Funds Trust)

INTO

Hatteras Long/Short Equity Fund
 (a series of Trust for Advisor Solutions)

c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
(866) 388-6292

This Statement of Additional Information dated October 25, 2016 (the “SAI”) is not a prospectus. A proxy statement/prospectus dated October 25, 2016 (the “proxy statement/prospectus”) related to the above referenced reorganization may be obtained from Trust for Advisor Solutions (“TAS”), on behalf its series, the Hatteras Long/Short Equity Fund (the “Acquring Fund”), by writing or calling TAS at the address and telephone number shown above. This SAI should be read in conjunction with such proxy statement/prospectus.

You should rely only on the information contained in this SAI and the proxy statement/prospectus. TAS has not authorized others to provide additional information. This SAI is not an offer to sell securities in any state or jurisdiction where the offering cannot legally be made.

1.	The Statement of Additional Information for the Long/Short Equity Portfolio, dated April 30, 2015.

2.	The Statement of Additional Information for the Acquring Fund, dated April 29, 2016, as supplemented on July 1, 2016.

3.	The unaudited financial statements of the Long/Short Equity Portfolio contained in its Semi-Annual Report for the fiscal period ended June 30, 2016.

4.	The audited financial statements of the Long/Short Equity Portfolio contained in its Annual Report for the fiscal year ended December 31, 2015.

5.	Pro Forma Financial Information.

Incorporation by Reference

The following documents are incorporated by reference into this SAI:

•	The Proxy Statement/Prospectus for the Acquiring Fund, dated October 25, 2016 is filed herewith.

•	The Statement of Additional Information for the Long/Short Equity Portfolio, dated April 29, 2016, is incorporated by reference to Amendment No. 26 to Underlying Funds Trust’s Registration Statement on Form N‑1A (File No. 811‑21895), filed with the SEC on April 29, 2016.

•	The Statement of Additional Information for the Acquiring Fund, dated April 29, 2016, as supplemented July 1, 2016, is incorporated by reference to the supplement to the definitive form of the Trust for Advisor Solutions’ Registration Statement, filed pursuant to Rule 497(e) under the Securities Act of 1933, as amended, on July 1, 2016 (File No. 811-21079).

•
The unaudited financial statements of the Long/Short Equity Portfolio dated June 30, 2016 are incorporated by reference to its Semi-Annual Report for the fiscal period ended June 30, 2016, filed on Form N-CSR (File No. 811‑21895) with the SEC on September 2, 2016.

•
The unaudited financial statements of the Acquiring Fund dated June 30, 2016 are incorporated by reference to its Semi-Annual Report for the fiscal period ended June 30, 2016, filed on Form N-CSR (File No. 811‑21079) with the SEC on September 2, 2016.

•	The audited financial statements of the Long/Short Equity Portfolio dated December 31, 2015 are incorporated by reference to its Annual Report for the fiscal year ended December 31, 2015, filed on Form N-CSR (File No. 811‑21895) with the SEC on March 9, 2016.

•	The audited financial statements of the Acquiring Fund dated December 31, 2015 are incorporated by reference to its Annual Report for the fiscal year ended December 31, 2015, filed on Form N-CSR (File No. 811‑21079) with the SEC on March 9, 2016.

Part B-1

PRO FORMA FINANCIAL INFORMATION

The unaudited pro forma information provided herein should be read in conjunction with the annual report to shareholders for the year ended December 31, 2015 and semi-annual report to shareholders for the period ended June 30, 2016, for the Long/Short Equity Portfolio (the “Target Portfolio”).

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period. Actual results could differ from those estimates.

On April 22, 2015, each of the Board of Trustees of the Acquiring Fund and the Board of Trustees of the Target Portfolio approved a plan of reorganization (the “Reorganization”) whereby the Target Portfolio will transfer all of its assets and liabilities to the Acquiring Fund in exchange for Class H shares of the Acquiring Fund. Shareholders of the Target Portfolio would receive Class H shares equivalent in value to their investments in the Target Portfolio at the time of the Reorganization, and the Target Portfolio then would be dissolved. These events would happen on a single day for the Target Portfolio, which is currently expected to be December 9, 2016.

As of June 30, 2016, the net assets of the Target Portfolio and Acquiring Fund were as follows:

Target Portfolio	Net Assets	Acquiring Fund	Net Assets
Long/Short Equity Portfolio	$73,291,331	Hatteras Long/Short Equity Fund	$20,851,245

If the Reorganization had taken place as of June 30, 2016, the unaudited pro forma net assets of the Acquiring Fund would have been as follows:

Acquiring Fund	Net Assets (pro forma)
Hatteras Long/Short Equity Fund	$73,661,018

As of June 30, 2016, the Long/Short Equity Fund invested 98.2% of its net assets in shares of the Fund’s Target Portfolio. To the extent such amount was less than 100%, the Acquiring Fund’s net assets and shares outstanding, assuming the Reorganization was consummated on June 30, 2016, would have been greater than the net assets and shares outstanding of the Target Portfolio as of such date.

Each class of shares of the Acquiring Fund has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the Board of Trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

The unaudited pro forma information set forth below for the period ended June 30, 2016, is intended to present financial information as if the acquisition of the Target Portfolio by the Acquiring Fund had been consummated at June 30, 2016, the date of the most recently issued unaudited financial statements of the Target Portfolio. The Target Portfolio’s fiscal year end is December 31, and the Target Portfolio’s most recent audited financial statements are dated December 31, 2015. The pro forma information has been derived from the books and records of the Target Portfolio utilized in calculating daily net asset value for the Fund and conforms to generally accepted accounting principles for U.S. mutual funds. Hatteras, not the Fund, will bear the expenses incurred in the Reorganization, including the preparation and mailing costs of the Target Portfolio, and audit and legal fees of the Fund.

The Acquiring Fund will be the surviving fund for accounting purposes.

Under the fund-of-funds structure, Acquiring Fund shareholders indirectly pay Hatteras Funds an annual management fee of 1.75% that is assessed on the net assets of the Target Portfolio.  Upon consummation of the Reorganization, the Acquiring Fund will begin making investments directly, rather than using the fund-of-funds structure. Consequently, shareholders of the Acquiring Fund will pay the 1.75% annual management fee, based on the assets of the Acquiring Fund, directly to Hatteras Funds. The New Management Fee will be in lieu of the fee that was previously assessed on the net assets of the Target Portfolio and is not expected to materially change the management fees ultimately paid  by Acquiring Fund shareholders to Hatteras Funds, only the fund directly paying the annual management fee. Additionally, the Acquiring Fund will incur the same type and materially the same amount of expenses related to the implementation of the Fund’s strategy as the Target Portfolio previously incurred.

In conjunction with the Reorganization and subject to shareholder approval, the Class H shares of the Acquiring Fund will adopt the same fee and expense structure as that of the Target Portfolio, including a 1.75% Management Fee.

No significant accounting policies (including valuation of portfolio securities or compliance with Subchapter M of Subtitle A, Chapter 1, of the Internal Revenue Code of 1986, as amended) will change as a result of the proposed Reorganization.

The Reorganization will be accounted for as a tax-free reorganization of investment companies. In a tax-free reorganization:

1.	No gain or loss is recognized by the Target Portfolio upon the transfer of its assets to the Acquiring Fund in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all of the liabilities of the Target Portfolio, or upon the distribution of the shares of the Acquiring Fund by the Target Portfolio to its shareholders in termination of the Target Portfolio.

Part B-2

2.	No gain or loss is recognized by the Target Portfolio shareholders upon the exchange of their shares of the Target Portfolio solely for shares of the Acquiring Fund pursuant to the Reorganization.
3.	The historical cost of investment securities generally is carried forward to the Acquiring Fund.

The Fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at December 31, 2015, the Target Portfolio did not have any capital loss carryforwards.

The capital loss carryforwards and limitations described above may change significantly between now and the Reorganization closing date, expected to be approximately December 9, 2016. Further, the ability of the Fund to use these losses (even in the absence of the Reorganization) depends on factors other than loss limitations, such as the future realization of capital gains or losses.

The Acquiring Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the Fund’s tax positions taken for all open federal income tax years (December 31, 2012-2014-), and for the fiscal year ended December 31, 2015, and has concluded that no provision for federal income tax is required in the fund's financial statements.

Part B-3

PART C

OTHER INFORMATION

Item 15.  Indemnification

Reference is made to Article VIII of the Registrant’s Amended and Restated Declaration of Trust.

Pursuant to Rule 484 under the Securities Act of 1933, as amended (the “Securities Act”), the Registrant furnishes the following undertaking:  “Insofar as indemnification for liability arising under the Securities Act may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission (“SEC”) such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.”

Item 16.  Exhibits

Exhibit No.	Exhibit
(1)(a) (1)(b)
Amended and Restated Declaration of Trust dated February 22, 2010, was previously filed with Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A on April 30, 2010, and is incorporated herein by reference.
Certificate of Amendment to Amended and Restated Certificate of Trust dated February 23, 2010, was previously filed with Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A on April 30, 2010, and is incorporated herein by reference.

(2)
Amended and Restated By-Laws dated February 22, 2010, were previously filed with Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A on April 30, 2010, and are incorporated herein by reference.

(3)	Not Applicable.
(4)	Form of Agreement and Plan of Reorganization – Filed herewith as Appendix A to Part A.
(5)	Instruments Defining Rights of Security Holders are incorporated by reference to the Registrant’s Amended and Restated Declaration of Trust and the Registrant’s Amended and Restated Bylaws.
(6)(a)
Investment Advisory Agreement dated January 5, 2016 was previously filed with Post-Effective Amendment No. 92 to the Registration Statement on Form N-1A on April 29, 2016, and is incorporated herein by reference.

(6)(a)(1)
Amended Appendix A to the Investment Advisory Agreement dated April 29, 2016 was previously filed with Post-Effective Amendment No. 92 to the Registration Statement on Form N-1A on April 29, 2016, and is incorporated herein by reference.

(6)(a)(2)	Form of Amended Appendix A to the Investment Advisory Agreement was previously filed with the Registration Statement on Form N-14 on September 16, 2016, and is incorporated herein by reference.
(6)(b)	Form of Investment Sub-Advisory Agreement (Apis Capital Advisors, LLC) was previously filed with the Registration Statement on Form N-14 on September 16, 2016, and is incorporated herein by reference.
(6)(c)
Form of Investment Sub-Advisory Agreement (Coe Capital Management, LLC) was previously filed with the Registration Statement on Form N-14 on September 16, 2016, and is incorporated herein by reference.

(6)(d)	Form of Investment Sub-Advisory Agreement (ISF Management LLC) was previously filed with the Registration Statement on Form N-14 on September 16, 2016, and is incorporated herein by reference.
(7)
Distribution Agreement dated July 1, 2014, was previously filed with Post-Effective Amendment No. 53 to the Registration Statement on Form N-1A on February 20, 2015, and is incorporated herein by reference.

(8)	Not Applicable.
(9)
Custody Agreement with U.S. Bank N.A. dated July 1, 2015 was previously filed with Post-Effective Amendment No. 64 to the Registration Statement on Form N-1A on July 10, 2015, and is incorporated herein by reference.

(10)(a)	Rule 12b-1 Plan, was previously filed with Post-Effective Amendment No. 53 to the Registration Statement on Form N-1A on February 20, 2015, and is incorporated herein by reference.
(10)(b)	Rule 18f-3 Plan dated September 9, 2016 was previously filed with the Registration Statement on Form N-14 on September 16, 2016, and is incorporated herein by reference.

Part C-1

(11)
Legal Opinion. Opinion and Consent of Counsel of Drinker Biddle & Reath, LLP, regarding the legality of securities being offered – was previously filed with the Registration Statement on Form N-14 on September 16, 2016, and is incorporated herein by reference.

(12)
Opinion and Consent of Drinker Biddle & Reath LLP, regarding certain tax matters regarding the legality of securities being offered – was previously filed with the Registration Statement on Form N-14 on September 16, 2016, and is incorporated herein by reference.

(13) (i)
Transfer Agent Servicing Agreement dated July 1, 2015 was previously filed with Post-Effective Amendment No. 64 to the Registration Statement on Form N-1A on July 10, 2015, and is incorporated herein by reference.

(ii)
Fund Administration Servicing Agreement dated July 1, 2015 was previously filed with Post-Effective Amendment No. 64 to the Registration Statement on Form N-1A on July 10, 2015, and is incorporated herein by reference.

(iii)
Fund Accounting Services Agreement dated July 1, 2015 was previously filed with Post-Effective Amendment No. 64 to the Registration Statement on Form N-1A on July 10, 2015, and is incorporated herein by reference.

(iv)
Operating Expense Limitation Agreement dated January 5, 2016 was previously filed with Post-Effective Amendment No. 92 to the Registration Statement on Form N-1A on April 29, 2016, and is incorporated herein by reference.

(iv)(a)
Amended Appendix A to the Operating Expense Limitation Agreement was previously filed with Post-Effective Amendment No. 92 to the Registration Statement on Form N-1A on April 29, 2016, and is incorporated herein by reference.

(iv)(b)
Form of Amended Appendix A to the Operating Expense Limitation Agreement was previously filed with the Registration Statement on Form N-14 on September 16, 2016, and is incorporated herein by reference.

(14)(a)	Consent of Independent Registered Public Accounting Firm Cohen & Company, Ltd. with respect to Trust for Advisor Solutions– filed herewith.
(14)(b)	Consent of Independent Registered Public Accounting Firm Cohen & Company, Ltd. with respect to Underlying Funds Trust– filed herewith.
(15)	Not Applicable.
(16)(a)
Power of Attorney dated February 22, 2010, was previously filed with Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A on February 26, 2010, and is incorporated herein by reference.

(16)(b)
Power of Attorney dated February 22, 2012, was previously filed with Post-Effective Amendment No. 44 to the Registration Statement on Form N-1A on April 27, 2012, and is incorporated herein by reference.

(16)(c)	Powers of Attorney dated August 30, 2016 was previously filed with the Registration Statement on Form N-14 on September 16, 2016, and is incorporated herein by reference.
(17)(a)
The Annual Report to Shareholders of the Long/Short Equity Portfolio for the Fiscal Year Ended December 31, 2015 was previously filed by Underlying Funds Trust (File No. 811-21895) on Form N‑CSR with the SEC on March 9, 2016, and is incorporated by reference.

(17)(a)
The Annual Report to Shareholders of the Hatteras Long/Short Equity Fund for the Fiscal Year Ended December 31, 2015 was previously filed by Trust for Advisor Solutions (File No. 811-21079) on Form N‑CSR with the SEC on March 9, 2016, and is incorporated by reference.

(17)(b)
Statement of Additional Information of the Long/Short Equity Portfolio dated April 29, 2016 was previously filed by Underlying Funds Trust (File No. 811-21895) in Amendment No. 26 to its Registration Statement on Form N‑1A with the SEC on April 29, 2016, and is incorporated by reference.

(17)(c)
Statement of Additional Information of the Hatteras Long/Short Equity Fund , dated April 29, 2016, as supplemented July 1, 2016, was previously filed by Trust for Advisor Solutions (File No. 811-21079) pursuant to Rule 497(e) under the Securities Act of 1933, as amended, on July 1, 2016 .

Item 17.  Undertakings

(1)	The undersigned Registrant agrees that prior to any public reoffering of the securities registered through use of a prospectus which is part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by other items of the applicable form.

Part C-2

(2)	The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, as amended, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of securities at that time shall be deemed to be the initial bona fide offering of them.

(3)	The undersigned Registrant agrees to file by Post-Effective Amendment the opinion and consent of counsel regarding the tax consequences of the proposed reorganization required by Item 16 of Form N-14 upon closing of the Reorganization.

Part C-3

SIGNATURES

As required by the Securities Act of 1933, as amended, this Registration Statement has been signed on behalf of the Registrant, in the City of Milwaukee and the State of Wisconsin on the 25th day of October, 2016.

Trust for Advisor Solutions By: /s/ Gregory C. Bakken* Gregory C. Bakken, President

As required by the Securities Act of 1933, as amended, this Registration Statement has been signed below on October 25, 2016 by the following persons in the capacities indicated:

Signature	Title
/s/ H. Alexander Holmes* H. Alexander Holmes	Independent Trustee
/s/ Thomas Mann* Thomas Mann	Independent Trustee
/s/ Steve E. Moss* Steve E. Moss	Independent Trustee
/s/ Gregory S. Sellers* Gregory S. Sellers	Independent Trustee
/s/ Gregory C. Bakken * Gregory C. Bakken	President
/s/ Michael J. Belland * Michael J. Belland	Treasurer
*By:/s/ Stacie L. Lamb Stacie L. Lamb, Secretary
Attorney-in-Fact pursuant to Power of Attorney

 INDEX TO EXHIBITS

Exhibit Number	Description

(4)	Form of Agreement and Plan of Reorganization

(14)(a)	Consent of Independent Registered Public Accounting Firm Cohen & Company, Ltd. with respect to Trust for Advisor Solutions

(14)(b)	Consent of Independent Registered Public Accounting Firm Cohen & Company, Ltd. with respect to Underlying Funds Trust